UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant x Filed by a Party other than the Registrant ¨ Check the appropriate box: ¨ Preliminary Proxy Statement ¨ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) x Definitive Proxy Statement ¨ Definitive Additional Materials ¨ Soliciting Material Pursuant to §240.14a-12 FEDERAL AGRICULTURAL MORTGAGE CORPORATION (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box): x No fee required. ¨ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid: ¨ Fee paid previously with preliminary materials. ¨ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

PROXY STATEMENT 2021

FEDERAL AGRICULTURAL MORTGAGE CORPORATION 1999 K Street, N.W. Fourth Floor Washington, D.C. 20006 TO HOLDERS OF FARMER MAC VOTING COMMON STOCK April 7, 2021 Dear Farmer Mac Stockholder: The Board of Directors of the Federal Agricultural Mortgage Corporation ("Farmer Mac") is pleased to invite you to attend Farmer Mac's 2021 Annual Meeting of Stockholders to be held on Thursday, May 13, 2021, at 8:00 a.m. Eastern Daylight Time at The Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting. We intend to hold our annual meeting in person, but if it is not possible or advisable to do so due to COVID-19 restrictions, we will inform you promptly, as described in the accompanying Notice of Annual Meeting. If you are planning to attend our Annual Meeting, please monitor our website at www. farmermac.com/investors/events-presentations/ for updated information. As always, we encourage you to vote your shares by proxy before the Annual Meeting even if you intend to attend in person. We hope you will be able to attend the meeting and suggest you read the Notice of Annual Meeting and Proxy Statement for information about Farmer Mac and the Annual Meeting of Stockholders. We have also enclosed Farmer Mac’s 2020 Annual Report. Although the Annual Report is not proxy soliciting material, we suggest you read it for more information about Farmer Mac. Please complete, sign, date, and return a proxy card at your earliest convenience to help us establish a quorum and avoid the cost of further solicitation. The giving of your proxy will not affect your right to vote your shares personally if you attend the meeting. If you plan to attend the meeting, please so indicate on the enclosed proxy card. Sincerely, LaJuana S. Wilcher Board Chair

PAGE i Farmer Mac proudly serves as a mission-focused, purpose-driven company determined to improve the economic opportunity in rural America by increasing the availability and affordability of credit. Created by Congress, Farmer Mac is the nation’s secondary market for agricultural and rural infrastructure loans, providing a broad array of financial solutions to lenders that support flexible low-cost financing to farmers, ranchers, agribusi- nesses, renewable energy projects, rural utilities, and other institutions. Farmer Mac also serves as a critical investment tool for states, counties, municipalities, pension funds, banks, public trust funds, and credit unions by providing diversification in their investment portfolios, issuance structure flexibility, and a safe, competitive return on their investment dollars. Farmer Mac’s record 2020 performance reflects the success of our continued focus on pursuing new channels and innovative ways to further our mission to help build a strong and vital rural America. 2021 PROXY STATEMENT PROXY STATEMENT SUMMARY OUR MISSION TO AGRICULTURE AND RURAL AMERICA MEETING AGENDA VOTING MATTERS PROPOSAL 1 ELECTION OF DIRECTORS FOR PAGE 12 PROPOSAL 2 SELECTION OF INDEPENDENT AUDITOR FOR PAGE 58 PROPOSAL 3 ADVISORY VOTE TO APPROVE THE COMPENSATION OF FARMER MAC’S NAMED EXECUTIVE OFFICERS FOR PAGE 59 Date and Time 8:00 AM EDT May 13, 2021 Webcast & Teleconference information Dial-In: (888) 346-2616 Webcast: https://www.farmermac.com/investors/events-presentations/ Record Date March 10, 2021 MEETING AND VOTING INFORMATION Even if you plan to attend our 2021 Annual Meeting of Stockholders in person, please read this Proxy Statement with care and vote right away by returning your proxy card by mail. This summary highlights information contained elsewhere in this Proxy Statement. The summary does not contain all of the information you should consider, and you should read the entire Proxy Statement carefully before voting. Vote by mail 1 Core earnings is a non-GAAP measure. For a reconciliation of core earnings to GAAP net income, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Farmer Mac’s Form 10-K filed with the SEC on February 25, 2021. $17.5 $18.5 $19.5 $20.5 $21.5 $22.5 $75 $81 $87 $93 $99 $105 75 81 87 93 99 105 20212020201920182017 17.5 18.5 19.5 20.5 21.5 22.5 2020201920182017 0.0 0.2 0.4 0.6 0.8 1.0 20212020201920182017 202020192018 202020192018 0 $0.20 $0.40 $0.60 $0.80 $1.00 20212020201920182017 $ 1 9 .7 $ 2 1 .1 $21.9 $ 0 .3 6 $ 0 .5 8 $ 0 .7 0 $ 0 .8 0 $0.88 $ 8 4 .0 $ 9 3 .7 $100.6 Core Earnings(1) ($ in millions) Outstanding Business Volume Quarterly Common Stock Dividends per Share($ in billions)

PAGE ii Farmer Mac’s Board committee structure promotes effective oversight and utilization of Board member competencies. The Board believes that its membership should reflect diversity in the broadest sense, including diversity of race, gender, ethnicity, age, geography, background, and experience and training from different disciplines and industries. Audit Compensation Corporate Governance Credit Risk Enterprise Risk Financial Risk Public Policy & Corporate Social Responsibility Strategy & Business Development Brack Davidson Wilcher Gales Watts Engebretsen Junkins Faivre Dobrinski Engebretsen Brack Brack Davidson Gales Dobrinski Johnson Engebretsen Faivre Davidson Sexton Junkins Johnson Faivre Shaw Gales Wilcher Dobrinski Shaw McKissack McKissack Watts Stones McKissack Junkins Stones Shaw Sexton Wilcher Ware Sexton Ware Ware Wilcher Stones Watts BOARD QUALIFICATIONS & SKILLS RACiAL & GENDER DiVERSiTY AGE TENURE iNDEPENDENCEAverage Age: 68 years Average Tenure: 8 years 5 10 2 9 4 5 8 2 BOARD STRUCTURE BOARD COMMITTEE STRUCTURE & COMPOSITION 51-60 0-3 YEARS 71-80 >20 YEARS 61-70 10-20 YEARS33% 2 8 9 5 4 2 100% 5 ELECTED BY CLASS A STOCKHOLDERS (banks and other financial institutions) 5 ELECTED BY CLASS B STOCKHOLDERS (Farm Credit System institutions) 5 APPOINTED BY U.S. PRESIDENTS (includes Board Chair) 15 MEMBERS 0 2 4 6 8 10 12 Rural Utilities Government or Political Lending Capital Markets Risk Management Strategic Planning Marketing Finance & Accounting Agriculture Production RURAL UTiLiTiES GOVERNMENT OR POLiTiCAL LENDiNG CAPiTAL MARKETS RiSK MANAGEMENT STRATEGiC PLANNiNG MARKETiNG FiNANCE & ACCOUNTiNG AGRiCULTURE PRODUCTiON11 11 7 7 6 5 5 4 2 2021 PROXY STATEMENT

PAGE iii 2021 PROXY STATEMENT Our Board and management compensation is structured to align with stockholder interests BEST PRACTICES CORPORATE GOVERNANCE HIGHLIGHTS Our Board reviews its composition for the right mix of experience, skills, and diversity Farmer Mac is committed to creating a safe and supportive working environment Executive officers and Board members receive Class C Non-Voting Common Stock as compensation Designed to foster a long-term performance-oriented culture Equal employment opportunity and anti-harassment policy Generous benefit and social welfare programs Annual Code of Conduct training Comprehensive Employee Manual Whistleblower hotline Cybersecurity policy Focus on individuals with a variety of backgrounds and experiences who have a broad perspective Annual election of 10 Directors Separate CEO and Board Chair roles to provide additional independent oversight Annual review of all committee composition to ensure relevant representation of backgrounds and skillsets Directors complete annual self-evaluations of Board and members of the Audit, Compensation, Corporate Governance, and Enterprise Risk Committees complete annual self-evaluation of those committees Limited number of outside directorships for all Board members Insider trading policy prohibits any Director or employee from engaging in pledging and specified hedging activities in Farmer Mac’s securities Talent, diversity, and inclusion contribute to Farmer Mac's strong financial performance for its stockholders and achievement of its mission in serving rural America Our governance practices promote Board effectiveness and stockholder interests Record of accomplishment as senior members of agricultural, rural utility, or other relevant business entities; as agricultural, rural utility, or commercial lenders; as accountants or auditors; or as entrepreneurs

PAGE iV 2021 PROXY STATEMENT COMPENSATION GOVERNANCE Farmer Mac’s stock ownership policy aligns the interests of officers and Directors with those of Farmer Mac’s stockholders and promotes sound corporate governance and a long-term perspective in managing Farmer Mac. OF THE VOTES CAST BY FARMER MAC’S STOCKHOLDERS IN 2020 SUPPORTED THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. CEO PAY RATIO A large portion of the CEO and other Named Executive Officer (NEO) target total direct compensation is variable, performance-based compensation. This is intended to ensure that the executives who are most responsible for overall performance and changes in stockholder value are held accountable for results. 99% 16:1 PAY FOR PEFORMANCE PHILOSOPHY Farmer Mac’s executive compensation program reflects a strong pay-for-performance philosophy that is consistent with the risk tolerance of Farmer Mac and reflects the long-term interests of stockholders. Farmer Mac’s incentive compensation is based on balanced frameworks of metrics aligned with our mission that support our safety and soundness, and are subject to caps and specific performance minimums. We evaluate our executive compensation program regularly to ensure that it does not create incentives for employees to take material risks. 2020 CEO TARGET COMPENSATiON MiX 2020 TARGET COMPOSiTiON MiX FOR OTHER NAMED EXECUTiVE OFFiCERS (AVERAGE) 34% 28% 38% 48% 21% 31% TARGET LONG-TERM INCENTIVE VALUE TARGET BONUS BASE SALARY AT RISK 52% AT RISK 66% AT RISK STOCK OWNERSHIP POLICY FOR COMPANY OFFICERS AND DIRECTORS CLAWBACK POLICY FOR EXECUTIVE OFFICERS

PAGE V 2021 PROXY STATEMENT FARMER MAC’S CONTINUED COMMITMENT TO STAKEHOLDERS New executives and Directors appointed over the last year reflect Farmer Mac’s substantial efforts to bring diverse backgrounds, including gender, race, ethnicity, and experience, necessary to provide effective leadership and serve the long-term interests of our stockholders. We strengthened our focus on diversity, equity, and inclusion (DE&i) efforts and launched an internal Diversity Council, which is charged with helping to shape Farmer Mac’s strategy for DE&i. The Board adopted an Environmental, Social, and Governance (ESG) policy statement in November 2020 intended to build towards enhanced reporting of our inherent ESG practices that we have underway and aspire to. Corporate allocation for charitable contributions reflects our commitment to philanthropic efforts at an organizational and individual level.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION NOTICE OF ANNUAL MEETING April 7, 2021 Notice is hereby given that the 2021 Annual Meeting of Stockholders of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) will be held on Thursday, May 13, 2021, at 8:00 a.m. Eastern Daylight Time at The Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006. As described in the attached Proxy Statement, the meeting will be held for the following purposes: l  to elect ten directors, five of whom will be elected by holders of Class A Voting Common Stock and five of whom will be elected by holders of Class B Voting Common Stock, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified; l  to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as Farmer Mac’s independent auditor for fiscal year 2021; l  to approve, on an advisory basis, the compensation of Farmer Mac’s named executive officers disclosed in the attached Proxy Statement; and l  to consider and act on any other business that may properly be brought before the meeting or any adjournment or postponement of the meeting. Please read the attached Proxy Statement for information about the matters to be considered and acted on at the meeting. Eligible holders of record of Farmer Mac’s Class A Voting Common Stock and Class B Voting Common Stock at the close of business on March 10, 2021 are entitled to notice of and to vote at the meeting and any adjournment or postponement of the meeting. For at least ten days before the meeting, a list of Farmer Mac’s stockholders will be available for examination by any stockholder for any purpose germane to the meeting at the offices of Farmer Mac between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time. We intend to hold our annual meeting in person, but we are actively monitoring the coronavirus disease 2019 (COVID-19). We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. If it is not possible or advisable to hold our annual meeting in person or we otherwise determine that alternative arrangements are necessary, we will announce those alternative arrangements as promptly as practicable. Any alternative arrangements may include supplementing the in-person meeting by holding the meeting by means of remote communication. If you are planning to attend our Annual Meeting, please monitor our annual meeting information available on our website at www.farmermac.com/investors/events-presentations/ for updated information. Even if you intend to attend the meeting in person, please complete and date the enclosed proxy card, sign it exactly as your name appears on the card, and return it in the postage prepaid envelope. This will ensure the voting of your shares if you do not attend the meeting. The giving of your proxy will not affect your right to vote your shares personally if you attend the meeting. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FARMER MAC. By order of the Board of Directors, Stephen P. Mullery Secretary

TABLE OF CONTENTS PAGE GENERAL iNFORMATiON ................................................................................................................................................ 2 Voting Rights ................................................................................................................................................................................. 2 Record Date .................................................................................................................................................................................. 2 Voting ........................................................................................................................................................................................... 2 Proposal 1 ................................................................................................................................................................................... 2 Proposals 2 and 3 ........................................................................................................................................................................ 3 Proxy Procedure ............................................................................................................................................................................. 3 CORPORATE GOVERNANCE MATTERS ............................................................................................................................... 4 Director Independence ................................................................................................................................................................... 4 Board of Directors Meetings and Committees .................................................................................................................................... 5 Key Committee Responsibilities & Enterprise Risk Management .......................................................................................................... 7 Code of Business Conduct and Ethics .............................................................................................................................................. 11 Stockholder Proposals .................................................................................................................................................................... 11 Communications with the Board ...................................................................................................................................................... 11 PROPOSAL 1: ELECTiON OF DiRECTORS .......................................................................................................................... 12 Board Structure ............................................................................................................................................................................. 12 Selection of Director Nominees by Board .......................................................................................................................................... 12 Stockholder Director Nominations .................................................................................................................................................... 13 Information about Nominees for Director .......................................................................................................................................... 14 Class A Nominees ........................................................................................................................................................................ 15 Class B Nominees ........................................................................................................................................................................ 17 Directors Appointed by the President of the United States ................................................................................................................ 19 Qualifications, Attributes, Skills, and Experience To Be Represented on the Board ................................................................................. 21 Compensation of Directors .............................................................................................................................................................. 22 STOCK OWNERSHiP OF DiRECTORS, DiRECTOR NOMiNEES, NAMED EXECUTiVE OFFiCERS, AND CERTAiN BENEFiCiAL OWNERS ........ 24 Directors, Director Nominees, and Named Executive Officers .............................................................................................................. 24 Policies on Employee, Officer, and Director Hedging of Farmer Mac Securities ...................................................................................... 25 Principal Holders of Voting Common Stock ........................................................................................................................................ 26 EXECUTiVE OFFiCERS .................................................................................................................................................... 27 EXECUTiVE COMPENSATiON GOVERNANCE ....................................................................................................................... 29 Introduction and 2020 Highlights .................................................................................................................................................... 29 Overview of Farmer Mac’s Executive Compensation Practices ............................................................................................................. 30 Compensation Discussion and Analysis ............................................................................................................................................ 30 Compensation Philosophy ............................................................................................................................................................. 31 Peer Groups and Market Posture .................................................................................................................................................... 31 Approach to Incentive Compensation .............................................................................................................................................. 33 Total Compensation Elements ........................................................................................................................................................ 34 Payments in Connection with a Change-in-Control ........................................................................................................................... 40 Post-Employment Compensation.................................................................................................................................................... 40 Impact of Accounting and Tax Treatment on Compensation Awards .................................................................................................... 40 Farmer Mac’s Policies on Stock Ownership and Trading .................................................................................................................... 40 Clawback Policy ........................................................................................................................................................................... 41 Risk ............................................................................................................................................................................................ 41 Compensation Consultant Fees ...................................................................................................................................................... 41 Compensation Committee Interlocks and Insider Participation ............................................................................................................. 41 Compensation Committee Report .................................................................................................................................................... 42

Executive Compensation ................................................................................................................................................................. 43 Summary Compensation Table ....................................................................................................................................................... 43 CEO Pay Ratio .............................................................................................................................................................................. 44 Grants of Plan-Based Awards Table ................................................................................................................................................ 44 Outstanding Equity Awards at Fiscal Year End .................................................................................................................................. 46 SAR Exercises and Stock Vested .................................................................................................................................................... 48 Nonqualified Deferred Compensation Table ..................................................................................................................................... 48 Agreements with Executive Officers ................................................................................................................................................ 50 Potential Payments upon Termination and Change-in-Control ............................................................................................................ 52 Equity Compensation Plans ........................................................................................................................................................... 53 CERTAiN RELATiONSHiPS AND RELATED PERSON TRANSACTiONS ....................................................................................... 54 Review of Related Person Transactions ............................................................................................................................................. 54 Transactions with Related Persons in 2020 ...................................................................................................................................... 54 REPORT OF THE AUDiT COMMiTTEE ................................................................................................................................. 55 AUDiT MATTERS ............................................................................................................................................................ 57 Audit Fees ..................................................................................................................................................................................... 57 Audit-Related Fees ......................................................................................................................................................................... 57 Tax Fees ........................................................................................................................................................................................ 57 All Other Fees ................................................................................................................................................................................ 57 Audit Committee Pre-Approval Policies ............................................................................................................................................. 57 PROPOSAL 2: SELECTiON OF iNDEPENDENT AUDiTOR ........................................................................................................ 58 PROPOSAL 3: ADViSORY VOTE TO APPROVE THE COMPENSATiON OF FARMER MAC’S NAMED EXECUTiVE OFFiCERS ................... 59 SOLiCiTATiON OF PROXiES ............................................................................................................................................. 60 OTHER MATTERS ......................................................................................................................................................... 61 TABLE OF CONTENTS

PAGE 01 FEDERAL AGRICULTURAL MORTGAGE CORPORATION 1999 K Street, N.W. Fourth Floor Washington, D.C. 20006 PROXY STATEMENT For the Annual Meeting of Stockholders to be held on May 13, 2021 This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (“Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) of proxies from the holders of Farmer Mac’s Class A Voting Common Stock and Class B Voting Common Stock (together, “Voting Common Stock”). Farmer Mac is not soliciting proxies from the holders of its Class C Non-Voting Common Stock. The proxies will be voted at Farmer Mac’s 2021 Annual Meeting of Stockholders (“Meeting”), to be held on Thursday, May 13, 2021, at 8:00 a.m. Eastern Daylight Time at The Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006, and at any adjournment or postponement of the Meeting. The Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card are being mailed to holders of Voting Common Stock on or about April 7, 2021. In this Proxy Statement, “we,” “us,” and “our” refer to Farmer Mac except as the context otherwise requires or as otherwise noted. At the Meeting, Farmer Mac’s Board will present for a vote the election of ten members to the Board (Proposal 1) and the ratification of the appoint- ment of PricewaterhouseCoopers LLP as Farmer Mac’s independent auditor for fiscal year 2021 (Proposal 2). The Board will also present for a vote the approval, on an advisory basis, of the compensation of Farmer Mac’s named executive officers disclosed in this Proxy Statement (Proposal 3). The Board is not aware of any other matter to be presented for a vote at the Meeting. important Notice Regarding the Availability of Proxy Materials for Farmer Mac’s Annual Meeting of Stockholders to be held on May 13, 2021: the Proxy Statement, sample proxy cards, and Farmer Mac’s 2020 Annual Report are available at www.farmermac.com/ investors/financial-information/.

PAGE 02 GENERAL INFORMATION GENERAL iNFORMATiON One of the purposes of the Meeting is to elect ten members to the Board. Title VIII of the Farm Credit Act of 1971, as amended (referred to as Farmer Mac’s charter), provides that Farmer Mac’s Class A Vot- ing Common Stock may be held only by banks, insurance companies, and other financial institutions or entities that are not Farm Credit System institutions. Farmer Mac’s charter also provides that Farmer Mac’s Class B Voting Common Stock may be held only by Farm Credit System institutions. Holders of Voting Common Stock who are not eligible holders of that stock may not vote the shares held and should dispose of their stock to eligible holders. Farmer Mac has the right, but not the obligation, to repurchase shares of Voting Common Stock from ineligible holders for book value. Farmer Mac’s charter provides that five members of the Board will be elected by the holders of the Class A Voting Common Stock (“Class A Holders”) and that five members of the Board will be elected by the holders of the Class B Voting Common Stock (“Class B Holders”). The remaining five members of the Board are appointed by the President of the United States, with the advice and consent of the United States Senate. The President of the United States designates the Chair of the Board from among the five appointed Board members. The presence, in person or by proxy, of the holders entitled to vote at least a majority of Farmer Mac’s outstanding Voting Common Stock is required for a quorum at the Meeting. Thus, 765,541 shares of Voting Common Stock must be represented by stockholders present at the Meeting or by proxy to have a quorum. Proposal 1 Under Farmer Mac’s charter, the holders of Farmer Mac’s Voting Com- mon Stock are entitled to one vote per share, with cumulative voting permitted at all elections of directors. Under cumulative voting, each stockholder is entitled to cast the number of votes equal to the num- ber of shares of the class of Voting Common Stock owned by that stockholder, multiplied by the number of directors to be elected by that class. All of a stockholder’s votes may be cast for a single candidate for director or may be distributed among any number of candidates. Class A Holders are entitled to vote only for the five directors to be elected by Class A Holders. Class B Holders are entitled to vote only for the five directors to be elected by Class B Holders. A stockholder may withhold a vote from one or more nominees by filling in the circle next to the names of those nominees in the space provided on the proxy card. Under those circumstances, unless other instructions are provided in writing, the stockholder’s votes will then be cast evenly among the remaining nominees for its class. We urge stockholders who intend to cumulate their votes for any nominee to read the instructions on the proxy card and to indicate how votes shall be cumulated in the space to the right of the applicable nominee name on the proxy card. The five nominees from each class who receive the greatest number of votes will be elected directors. If one or more of the nominees becomes unavailable for election, the Proxy Committee (described below) will cast votes under the authority granted by the enclosed proxy for any substitute or other nominee as the Board may designate. If proxies are signed and returned but no instructions are indicated on the proxies, the proxies represented by the Class A Voting Common Stock will be voted for the five nominees specified in this Proxy Statement as Class A nominees, with the votes being cast evenly among each of the Class A nominees, and the proxies represented by the Class B Voting Common Stock will be voted for the five nominees specified in this Proxy Statement as Class B nominees, with the votes being cast evenly among each of the Class B nominees. The Board has fixed March 10, 2021 as the record date to determine the stockholders entitled to receive notice of and to vote at the Meet- ing. At the close of business on that date, Farmer Mac had 1,030,780 shares of Class A Voting Common Stock outstanding and 500,301 shares of Class B Voting Common Stock outstanding, which together constitute the only shares of Farmer Mac’s outstanding capital stock entitled to vote at the Meeting. See “Stock Ownership of Directors, Director Nominees, Named Executive Officers, and Certain Beneficial Owners—Principal Holders of Voting Common Stock.” VOTING RIGHTS RECORD DATE VOTING

PAGE 03 The election of directors shall be decided by a plurality of the votes cast at a meeting of stockholders by the stockholders entitled to vote in the election of each class of directors. Votes to withhold from all nominees and broker non-votes (as defined below) will not affect the outcome of the vote of Proposal 1. Proposals 2 and 3 Other than the election of directors, the Class A Holders and Class B Holders vote together as a single class on any matter submitted to a vote of the holders of Voting Common Stock. The affirmative vote of a majority of the votes cast by the holders of shares of Farmer Mac’s Voting Common Stock entitled to vote and represented in person or by proxy at the Meeting is required for the approval of Proposals 2 and 3. Farmer Mac’s Amended and Restated By-Laws (“By-Laws”) provide that “votes cast” do not include abstentions and broker non-votes (as defined below). Shares of Voting Common Stock represented by proxies marked “Ab- stain” for any proposal presented at the Meeting (other than Proposal 1 for the election of directors) will be counted to determine the pres- ence of a quorum, but will not be voted for or against the proposal. Abstentions will not affect the outcome of the vote of Proposals 2 or 3. If a holder of Voting Common Stock holds shares through an account with a bank or broker, the voting of the shares by the bank or broker when the holder does not provide voting instructions is governed by the rules of the New York Stock Exchange (“NYSE”), which allow banks and brokers to vote shares in their discretion on “routine” matters for which their customers do not provide voting instructions. On mat- ters considered “non-routine,” banks and brokers may not vote shares without a customer’s instructions. A “broker non-vote” occurs when a bank or broker holding the shares has not received voting instructions from its customer and either chooses not to vote those shares on a routine matter at a stockholders’ meeting, or is not permitted to vote those shares because a proposal is considered a non-routine matter. Broker non-votes will be counted as shares present at the Meeting to determine whether a quorum is present, but will not be voted for or against the related proposal. The ratification of PricewaterhouseCoopers LLP as Farmer Mac’s inde- pendent auditor for fiscal year 2021 is considered a routine matter. Thus, banks and brokers may vote shares on Proposal 2 if they have not received a customer’s instructions, and there generally will be no broker non-votes on this proposal unless a bank or broker chooses not to vote shares on Proposal 2. Any holder of Voting Common Stock will be afforded the right to vote through the proxy solicited by the Board. When a proxy is returned properly completed and signed, the shares it represents must be voted by the Proxy Committee (described below) as directed by the stock- holder. If you sign and return your proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board. We urge stockholders to specify their choices by marking the appropriate boxes on the enclosed proxy card. Execution of a proxy will not prevent a stockholder from attending the Meeting, revoking a previously submitted proxy, and voting in person. Any stockholder who gives a proxy may revoke it at any time before it is voted by notifying Farmer Mac’s Secretary in writing on a date later than the date of the proxy, by submitting a later dated proxy, or by voting in person at the Meeting. Mere attendance at the Meeting, however, will not constitute revocation of a proxy. Written notices re- voking a proxy should be sent to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. The Proxy Committee consists of three executive officers of Farmer Mac – Stephen P. Mullery, Bradford T. Nordholm, and Aparna Ramesh – and will vote all shares of Voting Common Stock represented by prox- ies signed and returned by stockholders in the manner specified. The Proxy Committee will also vote the shares represented by proxies in accordance with its members’ best judgment on any matters not known when this Proxy Statement was printed that may properly be presented for action at the Meeting. GENERAL iNFORMATiON PROXY PROCEDURE All other proposals in this Proxy Statement are considered “non- routine” matters, so stockholders must provide their banks or brokers with instructions on how to vote for their shares to be voted. Broker non-votes will not affect the outcome of the vote on Proposal 3 be- cause broker non-votes will not be considered as “votes cast.”

PAGE 04 CORPORATE GOVERNANCE MATTERS CORPORATE GOVERNANCE MATTERS The Board has adopted a formal set of standards to form the basis for determinations of director independence prescribed by NYSE listing requirements. To be considered “independent” under these standards, the Board must affirmatively determine that a director does not have a material relationship with Farmer Mac or any of its affiliates (as defined in Rule 144(a)(1) under the Securities Act of 1933, as amended, or “Securities Act”) other than as a director of Farmer Mac, either directly or as a partner, stockholder, or officer of an organization that has a rela- tionship with Farmer Mac. The Board broadly considers all relevant facts and circumstances in making an independence determination, includ- ing the following criteria, as well as the guidance under the NYSE listing standards and any other factors that the Board may deem relevant, in determining whether a director lacks a material relationship with Farmer Mac and therefore is “independent”: (a) the director is not, and has not been during the preceding three years, an employee of Farmer Mac, and the director has no im- mediate family member who is, or has been during the preceding three years, an executive officer of Farmer Mac; (b) the director has not received, and has no immediate family mem- ber who has received, more than $120,000 in direct compensa- tion from Farmer Mac during any twelve-month period within the preceding three years, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on con- tinued service); (c) the director is not currently an employee of, and has no immediate family member who is a current partner or executive officer of, any entity that has made payments to, or received payments from, Farmer Mac for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (i) $1 million and (ii) 2% of such other entity’s consolidated gross revenues; (d) (i) the director is not a current partner or employee of a firm that is Farmer Mac’s internal or external auditor; (ii) the director has no immediate family member who is a current partner of such a firm; (iii) the director has no immediate family member who is a current employee of such a firm and personally works on Farmer Mac’s audit; and (iv) the director or an immediate family member was not within the last three years a partner or employee of such a firm and did not personally work on Farmer Mac’s audit within that time; (e) the director or an immediate family member is not, and has not been during the preceding three years, employed as an executive officer of another company where any of Farmer Mac’s present executive officers at the same time serves or served on that com- pany’s compensation committee; (f) the director is not, and has not been during any of the preceding three fiscal years, affiliated with a tax-exempt organization that received within the preceding three years contributions from Farmer Mac that exceeded in any single fiscal year the greater of (i) $1 million and (ii) 2% of such other organization’s consolidated gross reve- nues; (g) the director is not an officer, partner, or employee of, and has no immediate family member who is an officer or partner of, any entity (or affiliate thereof) that (i) is doing business with Farmer Mac (which, for these purposes, includes the origination, or sale to Farmer Mac, of any loans or securities that are currently (A) held on Farmer Mac’s balance sheet or (B) off-balance sheet obliga- tions of Farmer Mac), or (ii) holds 5% or greater of Farmer Mac’s Class A or Class B Voting Common Stock; (h) the director does not hold, and is not a candidate to hold, an elected office of the Federal government; (i) the director is not an employee of the Federal government who either is in a position to oversee Farmer Mac’s business or is em- ployed by an agency that oversees Farmer Mac’s business; and (j) the director does not have any other relationships, not described in (a) through (i), with Farmer Mac or the members of management of Farmer Mac that the Board has determined to be material. Under these independence criteria, the term “immediate family mem- ber” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters- in-law, and anyone (other than domestic employees) who shares the person’s home. These independence criteria are included in Farmer Mac’s Corpo- rate Governance Guidelines available on Farmer Mac’s website, www.farmermac.com, in the “Corporate Governance” portion of the “Investors” section. These criteria meet or exceed all standards for director independence under applicable rules of the Securities and Exchange Commission (“SEC”) and NYSE. DIRECTOR INDEPENDENCE

PAGE 05 In March 2021, the Board considered all direct and indirect transac- tions and relationships between each director (either directly or as a partner, stockholder, officer, director, or employee of an entity that has a relationship with Farmer Mac) and Farmer Mac and its management to determine whether any of those transactions or relationships were inconsistent with a determination that the director is independent. As a result of its review, the Board affirmatively determined that each of the following current directors meets the criteria for director independence set forth above and thus is independent: Dennis L. Brack, Richard H. Davidson, Everett M. Dobrinski, James R. Engebretsen, Sara L. Faivre, Amy H. Gales, Mitchell A. Johnson, Lowell L. Junkins, Eric T. McKissack, Robert G. Sexton, Daniel L. Shaw, Charles A. Stones, Todd P. Ware, Myles J. Watts, and LaJuana S. Wilcher. Mr. Shaw is not standing for re-election at the Meeting. The Board also affirmatively determined that new director nominee Roy H. Tiarks meets the criteria for director independence set forth above and thus is independent. In March 2020, the Board undertook the same review and affirmatively determined that each of the following former directors met the criteria for director independence set forth above and thus was independent: W. David Hemingway, Clark B. Maxwell, and Bruce J. Sherrick. In making its independence determinations, the Board considered that because financial institutions are required to own Voting Common Stock to participate in some of Farmer Mac’s programs, transactions often occur in the ordinary course of business between Farmer Mac and companies or other entities at which some of the current directors or director nominees are or have been officers or directors. In par- ticular, the Board evaluated for each of Messrs. Brack, Sexton, and Ware all transactions between Farmer Mac and the company where each serves as a director. Those transactions included: (i) sales of qualified loans and long-term standby purchase commitment trans- actions under Farmer Mac's Farm & Ranch and Rural Utilities lines of business; (ii) sales of USDA-guaranteed portions under Farmer Mac's USDA Guarantees line of business; (iii) purchases and guarantees of AgVantage bonds by Farmer Mac under its Institutional Credit line of business; and (iv) the annual amount of guarantee and commitment fees paid to Farmer Mac by the related company and any servicing or other fees received by that company from Farmer Mac. In each case, the transactions had terms and conditions comparable to those appli- cable to entities unaffiliated with Farmer Mac. The Board affirmatively determined that none of the relationships were material under the independence criteria. For more information about transactions be- tween Farmer Mac and entities affiliated with its current directors, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Related Party Transac- tions” and Note 3 in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 25, 2021. Mr. Junkins previously served as Farmer Mac's Acting President and Chief Executive Officer from December 2017 to October 2018. In determining that Mr. Junkins is independent, the Board considered guidance under the NYSE listing standards that provides that employ- ment as an acting executive officer does not disqualify a director from being considered independent following that employment and that the receipt of compensation for former service as an acting executive officer is not required to be considered in determining a director’s independence. CORPORATE GOVERNANCE MATTERS BOARD OF DIRECTORS MEETINGS AND COMMITTEES The Board held 22 meetings in 2020. Each member of the Board attended 75% or more of the aggregate number of Board meetings and meetings of the committees on which he or she served during 2020. All members of the Board are expected to attend the Meeting, which is held along with a regularly scheduled meeting of the Board. All current members of the Board attended the 2020 Annual Meeting of Stockholders virtually except for (1) Mr. Stones, who was sworn in as a Board member in December 2020 after having been appointed by the President of the United States and confirmed by the U.S. Senate and (2) Mr. McKissack, who was appointed by the Board in February 2021 to fill the vacancy created by the death of former Board member W. David Hemingway. The Board Chair generally presides over all meet- ings of the Board, including regularly scheduled executive sessions of the Board in which members of management do not participate. Farmer Mac's Corporate Governance Guidelines provide that the Board Chair or the majority of the Board may designate any other director to preside over executive sessions of non-management directors. The Board currently has eight standing committees to help the Board perform its responsibilities: Audit Committee, Compensation Commit- tee, Corporate Governance Committee, Credit Risk Committee, En- terprise Risk Committee, Financial Risk Committee, Public Policy and Corporate Social Responsibility Committee, and Strategy and Business Development Committee. Each director serves on at least two com- mittees. The Board also forms ad hoc committees from time to time.

PAGE 06 The following table shows the standing committees on which each current member of the Board serves: Audit Compensation Corporate Governance Credit Risk Enterprise Risk Financial Risk Public Policy and Corporate Social Responsibility Strategy and Business Development Brack C l l Davidson C l l Dobrinski l l l Engebretsen l l C Faivre l l C Gales l C l Johnson l l Junkins l l C McKissack l l l Sexton l l l Shaw l l l Stones l l l Ware l l l Watts l C l Wilcher l C l l l Member C Chair See “Class A Nominees,” “Class B Nominees,” and “Directors Appointed by the President of the United States” under “Proposal 1: Election of Directors—Information about Nominees for Directors” for more information about the current members of the Board who are standing for re-election at the Meeting. CORPORATE GOVERNANCE MATTERS

PAGE 07 CORPORATE GOVERNANCE MATTERS KEY COMMITTEE RESPONSIBILITIES & ENTERPRISE RISK MANAGEMENT Farmer Mac’s executive officers have the primary responsibility for man- aging the risks associated with Farmer Mac’s business, including strate- gic, operational, financial, credit, liquidity and funding, market, security, legal or regulatory, compliance, technology, third party, reputational, po- litical, and emerging and other risks. The Board currently oversees Farm- er Mac’s enterprise risk primarily through the Enterprise Risk Committee and the delegation of specific areas of risk by the Board to the other Board committees, as well as through Farmer Mac’s Enterprise Risk Of- ficer and compliance, internal audit, and internal credit review functions. The Enterprise Risk Committee assists the Board to oversee the ade- quacy of Farmer Mac’s enterprise-wide risk management program, in- cluding the strategies, policies, procedures, and processes established by the Board and Farmer Mac’s executive officers to identify, eval- uate, monitor, and manage or mitigate major risks both in Farmer Mac’s business and facing Farmer Mac from external sources. The Enterprise Risk Committee also assists the Board to oversee risk across Farmer Mac as a whole and across all risk areas, in conjunction with other Board committees that oversee specific risk-related issues and areas, and to oversee the division of risk-related responsibilities to these other Board committees. The other Board committees report on risks within their jurisdictions to the Enterprise Risk Committee, and the Enterprise Risk Committee provides a report on any identified risks to the full Board at each Board meeting. Farmer Mac’s Enterprise Risk Officer works with the Board committees to facilitate the evalua- tion of Farmer Mac’s risk tolerance and appetite for specific risks that fall within each Board committee’s jurisdiction and in recommending strategies to manage or mitigate these risks. Farmer Mac’s Enterprise Risk Officer is also responsible for assisting Farmer Mac’s executive officers to develop and monitor a risk management program in the context of Farmer Mac’s strategic objectives and to identify and mon- itor current and emerging risks. Farmer Mac’s Enterprise Risk Officer also has a reporting line to the Enterprise Risk Committee and regularly updates that committee on discussions with management and the oth- er Board committees about Farmer Mac’s risk management program. Farmer Mac’s compliance function manages Farmer Mac’s policies and procedures framework, operates its compliance program, and conducts compliance risk assessments to identify key compliance risks. Farmer Mac’s internal audit function annually compiles a risk assessment and, under the oversight of the Audit Committee, con- ducts periodic audits of each of the various risk areas within Farmer Mac at least once every three years. The internal credit review function provides an independent assessment of credit risk and reports directly to the Credit Risk Committee. Each of Farmer Mac’s standing Committees oversees aspects of Farmer Mac's enterprise risk management as outlined below. See "Proposal 1: Election of Directors" for more information about the Corporate Gover- nance Committee. See "Executive Compensation Governance" for more information about the Compensation Committee. See "Report of the Audit Committee" and "Proposal 2: Selection of Independent Auditor" for more information about the Audit Committee. See "Enterprise Risk Man- agement" for more information about the Enterprise Risk Committee. Members: 9 Meetings Held in 2020 Brack (Chair), Dobrinski, Gales, Engebretsen, McKissack, Sexton, Stones Key Responsibilities: • Engages an independent auditor to audit the financial statements and internal control over financial reporting of Farmer Mac • Approves any non-audit services by this independent auditor • Reviews the scope of audits as recommended by the independent auditor and Farmer Mac’s internal audit function • Assists the Board in overseeing the integrity of financial statements and legal and compliance requirements Risk Oversight Role: • Financial reporting and accounting practices of Farmer Mac • Primary oversight of whistleblower complaints related to accounting and auditing matters, allegations of fraud, and regulatory compliance Audit Committee

PAGE 08 CORPORATE GOVERNANCE MATTERS Members: 6 Meetings Held in 2020 Davidson (Chair), Engebretsen, Faivre, Wilcher Key Responsibilities: • Approves and/or makes recommendations to the Board on compensation and benefit plans for Farmer Mac’s directors and designated executive officers Risk Oversight Role: • Alignment of Farmer Mac’s compensation policies and plans with its overall risk tolerance • Oversight of all human resources issues such as employee benefits, employee development and reten- tion, and staff turnover Members: 10 Meetings Held in 2020 Wilcher (Chair), Brack, Davidson, Dobrinski, Junkins, Ware Key Responsibilities: • Recommends nominees for election to the Board • Reviews and approves corporate governance policies and corporate governance guidelines • Reviews reports on processes and procedures established to support and monitor compliance with Farmer Mac’s code of business conduct and ethics and related corporate policies • Resolves conflicts of interest • Exercises certain powers of the Board during the intervals between meetings of the Board Risk Oversight Role: • Governance policies of Farmer Mac and compliance with Farmer Mac’s code of business conduct and ethics and related corporate policies Corporate Governance Committee Compensation Committee

PAGE 09 Members: 6 Meetings Held in 2020 Watts (Chair), Davidson, Junkins, McKissack, Shaw, Wilcher Key Responsibilities: • Oversees Farmer Mac’s enterprise-wide risk management framework and risk across Farmer Mac as a whole and across all risk types • Assists the Board and Farmer Mac’s executive officers to identify, evaluate, monitor, and manage or mitigate internal and external risks related to Farmer Mac’s business Risk Oversight Role: • Farmer Mac’s overall enterprise-wide risk management program, risk governance structure, cybersecurity, security breaches, data integrity, business continuity planning, model risk assessment, risk assessment and management practices, and risk tolerance and risk appetite levels Members: 6 Meetings Held in 2020 Engebretsen (Chair), Gales, Johnson, McKissack, Sexton Key Responsibilities: • Determines Farmer Mac’s financial policies and oversees its financial affairs Risk Oversight Role: • Farmer Mac’s finance-related risks, including asset and liability management, compliance with the Board’s capital adequacy, investment, and interest rate risk policies, funding risk, changes in asset values, investment quality, and liquidity Members: 5 Meetings Held in 2020 Gales (Chair), Brack, Sexton, Shaw, Stones, Ware, Watts Key Responsibilities: • Oversees all policy matters relating to changes to Farmer Mac’s credit, collateral valuation, underwriting, and loan diversification standards • Makes recommendations to the Board on credit matters Risk Oversight Role: • Credit risks related to Farmer Mac’s business, including credit underwriting, loan servicing, documentation, and counterparty risk CORPORATE GOVERNANCE MATTERS Credit Risk Committee Enterprise Risk Committee Financial Risk Committee

PAGE 10 Members: 5 Meetings Held in 2020 Faivre (Chair), Johnson, Shaw, Stones, Ware Key Responsibilities: • Oversees and makes recommendations to the Board on Farmer Mac’s overall business strategy, the development and monitoring of Farmer Mac’s lines of business, and the marketing strategies for Farmer Mac’s products and services • Monitors Farmer Mac’s success in accomplishing business development goals in its business plan Risk Oversight Role: • Farmer Mac’s exposure to customer reputational risks and risks related to the development and maintenance of Farmer Mac’s customer relationships Members: 5 Meetings Held in 2020 Junkins (Chair), Dobrinski, Faivre, Watts, Wilcher Key Responsibilities: • Considers matters of public policy related to Farmer Mac’s business, including Farmer Mac’s relationship with and policies regarding borrowers, Congress, and governmental agencies • Oversees policy matters relating to corporate social responsibility, including diversity and inclusion Risk Oversight Role: • Farmer Mac’s exposure to political, regulatory, and reputational risks CORPORATE GOVERNANCE MATTERS Public Policy and Corporate Social Responsibility Committee† † The Public Policy Committee was renamed in January 2020, and the responsibilities of the former ad hoc Diversity Committee were subsumed into the newly named Public Policy and Corporate Social Responsibility Committee. Strategy and Business Development Committee

CORPORATE GOVERNANCE MATTERS Only proper proposals under Rule 14a-8 under the Exchange Act that are timely received will be included in the Proxy Statement and related proxy card for Farmer Mac’s 2022 Annual Meeting of Stockholders. If any stockholder eligible to do so intends to present a proposal for consideration at Farmer Mac’s 2022 Annual Meeting of Stockholders under Rule 14a-8 under the Exchange Act, Farmer Mac’s Secretary must receive the proposal on or before December 6, 2021 to be con- sidered for inclusion in the 2022 Proxy Statement. Proposals should be sent to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. The By-Laws provide that stockholders who seek to bring other busi- ness before a meeting of stockholders, other than the election of di- rectors, generally must provide notice of that intent not earlier than 120 calendar days nor later than 90 calendar days before the first anniversary of the immediately preceding year’s annual meeting of stockholders, and, in that notice, provide Farmer Mac with relevant information about the proposal. Any stockholder proposal received by Farmer Mac’s Secretary before January 13, 2022 or after February 12, 2022 will be considered untimely and, if presented at the 2022 Annual Meeting of Stockholders, the Proxy Committee, as then constituted, will have the right to exercise discretionary voting authority on that proposal to the extent authorized by Rule 14a-4(c) under the Exchange Act. For information about stockholders’ nominations of individuals to stand for election as a director at an annual meeting, see “Proposal 1: Election of Directors—Stockholder Director Nominations.” COMMUNICATIONS WITH THE BOARD Stockholders and other interested parties may communicate directly with members of the Board by writing to them at Federal Agricultural Mortgage Corporation, 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. CODE OF BUSINESS CONDUCT AND ETHICS STOCKHOLDER PROPOSALS Farmer Mac has adopted a code of business conduct and ethics (“Code of Conduct”) that applies to all directors, officers, employees, and agents of Farmer Mac, including Farmer Mac’s principal execu- tive officer, principal financial officer, principal accounting officer, and other senior financial officers. The Code of Conduct was most recently amended in November 2018. A copy of the Code of Conduct is avail- able on Farmer Mac’s website, www.farmermac.com, in the “Corpo- rate Governance” portion of the “Investors” section. Farmer Mac will post any amendment to, or waiver from, a provision of the Code of Conduct in that same location on its website. A print copy of the Code of Conduct is available free of charge upon written request to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. Each year, at the annual meeting, the Board submits to the stockhold- ers its recommended nominees for election as directors. The Audit Committee’s selection of an independent auditor for the year is also submitted for stockholder ratification at each annual meeting in ac- cordance with Farmer Mac’s By-Laws. The Board may, upon proper notice, also present other matters to the stockholders for action at an annual meeting, including presenting proposals such as those in this Proxy Statement for the approval, on an advisory basis, of the com- pensation of Farmer Mac’s named executive officers. Besides those matters presented by the Board, the stockholders may be asked to act at an annual meeting upon proposals timely submitted by eligible holders of Voting Common Stock. Under Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), proposals of stockholders to be pre- sented at the Meeting were required to be received by Farmer Mac’s Secretary on or before December 7, 2020 for inclusion in this Proxy Statement and the accompanying proxy card. Other than the election of ten members to the Board, the ratification of the appointment of PricewaterhouseCoopers LLP as Farmer Mac’s independent auditor for fiscal year 2021, and the approval, on an advisory basis, of the com- pensation of Farmer Mac’s named executive officers disclosed in this Proxy Statement, the Board knows of no other matters to be presented for action at the Meeting. If any other matters not known when this Proxy Statement was printed are properly brought before the Meeting or any adjournment or postponement of the Meeting, the Proxy Com- mittee intends to vote proxies in accordance with its members’ best judgment. PAGE 11

Farmer Mac’s charter provides that five of Farmer Mac’s directors are elected by the Class A Holders and that five directors are elected by the Class B Holders. At the Meeting, ten directors will be elected for one-year terms. All of the Class A nominees and four of the five Class B nominees currently are members of the Board. Class B Nom- inee Roy H. Tiarks is the only nominee who does not currently serve on Farmer Mac’s Board. The directors elected by the Class A Holders and the Class B Holders at the Meeting will hold office until Farmer Mac’s 2022 Annual Meeting of Stockholders, or until their respective successors have been duly elected and qualified. The charter also provides that the President of the United States ap- points five members to the Board with the advice and consent of the United States Senate (“Appointed Members”). The Appointed Mem- bers serve at the pleasure of the President of the United States, who also designates one of the Appointed Members as the Board Chair. After the election at the Meeting, the Board will consist of the five Appointed Members named under “—Information about Nominees for Directors—Directors Appointed by the President of the United States” below (or such other Appointed Members who may be appointed by the President and confirmed by the Senate between March 15, 2021 and May 13, 2021) and the ten members who are elected by the holders of Farmer Mac’s Voting Common Stock. PROPOSAL 1: ELECTION OF DIRECTORS PROPOSAL 1: ELECTiON OF DiRECTORS SELECTION OF DIRECTOR NOMINEES BY BOARD BOARD STRUCTURE The Corporate Governance Committee facilitates the selection of di- rector nominees. Farmer Mac’s By-Laws require the Corporate Gover- nance Committee to consist of two Appointed Members (one of whom serves as the chair of the Corporate Governance Committee), two di- rectors elected by the holders of the Class A Voting Common Stock, and two directors elected by the holders of the Class B Voting Common Stock. The Corporate Governance Committee Charter requires that both the Board Chair and the Board Vice Chair serve on the Corporate Governance Committee as long as each is determined to be “indepen- dent” under the independence criteria in Farmer Mac’s Corporate Gov- ernance Guidelines. The current members of the Corporate Governance Committee are: Appointed Members Wilcher (chair) and Junkins; Class A directors Brack and Ware; and Class B directors Davidson and Dobrinski. As described under “Corporate Governance Matters— Director Independence,” the Board has determined that all of the cur- rent members of the Corporate Governance Committee are “indepen- dent” as defined under Farmer Mac’s Corporate Governance Guidelines, which prescribe independence criteria that meet or exceed all stan- dards for director independence under applicable SEC and NYSE rules. The Corporate Governance Committee Charter and Farmer Mac’s Cor- porate Governance Guidelines are available on Farmer Mac’s website, www.farmermac.com, in the “Corporate Governance” portion of the “Investors” section. Print copies of the Corporate Governance Commit- tee Charter and Farmer Mac’s Corporate Governance Guidelines are available free of charge upon written request to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. In identifying and evaluating potential director candidates, the Cor- porate Governance Committee adheres to the criteria set forth in the By-Laws and the Corporate Governance Guidelines, as well as a policy statement on directors adopted by the Board that expresses the gen- eral principles that should govern director selection and conduct. The Corporate Governance Committee annually reviews the appropriate qualifications, skills, and characteristics required of Board members in the context of the composition of the Board as a whole at that time and in accordance with the criteria in the By-Laws. The Corporate Gov- ernance Committee’s assessment includes a Board member’s qualifi- cation as to independence, as well as issues of judgment, skills (such as understanding of relevant industries, technologies, or disciplines), and financial expertise, all in the context of an assessment of the perceived needs related to the effective operation of the Board and its committees at that time. The Corporate Governance Committee strives to identify and retain as members of the Board individuals who have the qualities, business background, and experience that will enable them to contribute significantly to the development of Farmer Mac’s business and its future success. The Board has determined that its elected members should be com- prised of individuals with a variety of business backgrounds and expe- riences who have a broad perspective and good record of accomplish- ment as senior members of agricultural, rural utility, or other relevant business entities; as agricultural, rural utility, or commercial lenders; as accountants or auditors; or as entrepreneurs. The Board believes that talent, diversity, and inclusion are sources of pride for Farmer Mac and contribute to its strong financial performance for its stockholders and achievement of its mission in serving rural America. The Board believes that its membership should reflect diversity in the broadest sense, including diversity of race, gender, ethnicity, age, geography, background, and experience and training from different disciplines and industries. PAGE 12

PAGE 13 In recommending a nominee for director, the Corporate Governance Committee also considers an individual’s ability to represent objec- tively all of Farmer Mac’s stockholders, as well as his or her charac- ter, judgment, fairness, and overall ability to serve Farmer Mac. Thus, besides considering the current needs of the Board and the quality of an individual’s professional background and experience, the Corporate Governance Committee seeks individuals who: Ÿ  have integrity, independence, an inquiring mind, an ability to work with others, good judgment, intellectual competence, and motiva- tion; Ÿ  have the willingness and ability to represent all stockholders’ inter- ests, and not just the particular stockholders that elect the director to serve on the Board; Ÿ  have an awareness of, and a sensitivity to, the statutory mandate of Farmer Mac; Ÿ  are willing to commit the necessary time and energy to prepare for and attend Board and committee meetings; and Ÿ  are willing and have the ability to present their views and opinions in a forthright manner, but, upon the conclusion of deliberations, to act in the best interests of Farmer Mac and all of its stockholders, and, once a decision is reached by a majority, to support the decision. The Corporate Governance Committee and the Board exercise judg- ment in applying these factors to select director nominees. In identifying potential candidates for the Board, the Corporate Gover- nance Committee considers suggestions from Board members, man- agement, stockholders, and others. From time to time, the Corporate Governance Committee may retain a search firm to help identify po- tential candidates and gather information about the background and experience of those candidates. The Corporate Governance Commit- tee will consider all proposed nominees, including stockholder nomi- nees, in light of the qualifications discussed above and the assessed needs of the Board at the time. The Corporate Governance Committee recommended five individuals to be considered for election as Class A nominees and five individuals to be considered for election as Class B nominees, and the Board has approved these recommendations. The individuals recommended by the Corporate Governance Committee are referred to collectively as the “Nominees.” The Nominees will stand for election to serve for terms of one year each, or until their respective successors are duly elected and qualified. Nine of the ten Nominees are current members of the Board standing for re-election. AgriBank, FCB, the holder of 40.3% of the Class B Voting Common Stock, recommended to the Corporate Governance Committee that Richard H. Davidson be renom- inated and that Roy H. Tiarks be nominated for election to the Board. CoBank, ACB, the holder of 32.6% of the Class B Voting Common Stock, recommended to the Corporate Governance Committee that Everett M. Dobrinski and Amy H. Gales be renominated for election to the Board. Farmer Mac did not pay any fees to any director search firms or other third parties to help identify and evaluate the Nominees. Farmer Mac’s By-Laws contain, among other provisions, an advance notice of director nomination provision to provide a process for the delivery of timely and proper notices for stockholder nominations. The exclusive means by which eligible holders of Farmer Mac’s Class A and Class B Voting Common Stock may nominate an individual to stand for election to the Board at an annual meeting of stockholders are set forth in Farmer Mac’s By-Laws and summarized below. Timely Notice. Stockholders seeking to nominate persons for election to the Board at an annual meeting of stockholders must deliver a timely and proper advance written notice to Farmer Mac, which generally must be received by Farmer Mac’s Secretary not earlier than 120 calendar days nor later than 90 calendar days before the first anniversary of the immediately preceding year’s annual meeting of stockholders. For the 2022 Annual Meeting of Stockholders, Farmer Mac must receive writ- ten nominations submitted by the holders of Farmer Mac’s Voting Com- mon Stock on or after January 13, 2022 through February 12, 2022, and those submissions shall be directed to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. Proper Notice. For a stockholder’s advance notice of director nom- ination to be proper, it must be in proper written form and be ac- companied by the documentation prescribed in “Nominee Eligibility” below. The content of the advance notice for director nomination must include specified representations from the stockholder and provide de- tailed information about, among other things, the nominating person, stock ownership and related filing obligations under the Exchange Act, each proposed nominee, and certain compensation arrangements. Nominee Eligibility. Prospective director nominees must satisfy spec- ified requirements to be eligible for nomination by a stockholder for election as a director, including requirements to deliver a written questionnaire prescribed by Farmer Mac about the background and qualifications of the proposed nominee and a written representation and agreement in the form prescribed by Farmer Mac. Farmer Mac’s Secretary will provide the forms of written questionnaire, representa- tion, and agreement described in this paragraph upon written request by the stockholder. Farmer Mac’s Secretary must receive these com- pleted documents within the timeframe specified in this section to be considered timely notice. PROPOSAL 1: ELECTiON OF DiRECTORS STOCKHOLDER DIRECTOR NOMINATIONS

PAGE 14 The By-Laws provide that, at a minimum, a proposed nominee must: Ÿ  be a natural person over 21 years of age; Ÿ  be a U.S. citizen (which includes a naturalized citizen); Ÿ  be financially literate (i.e., able to read and understand financial statements and comprehend general financial concepts); Ÿ  have some knowledge about one or more areas of Farmer Mac’s business; Ÿ  not have been convicted of any criminal offense involving dishonesty or a breach of trust; Ÿ  not have been found to have violated any provision of the Farm Credit Act of 1971, any banking laws, or any federal or state PROPOSAL 1: ELECTiON OF DiRECTORS INFORMATION ABOUT NOMINEES FOR DIRECTOR Each of the Nominees has consented to being named in this Proxy Statement and to serve if elected. Each of the Nominees has been principally employed in his or her current position for the past five years unless otherwise noted. If any of the ten Nominees named below is unable or unwilling to stand as a candidate for the office of director on the date of the Meeting or at any adjournment or postponement of the Meeting, the proxies received to vote for that Nominee will be voted for any substitute or other nominee as the Board may designate. The Board has no reason to believe that any of the Nominees will be unable or unwilling to serve if elected. The Board of Directors unanimously recommends that Class A Holders and Class B Holders vote FOR ALL of the Nominees, as applicable, listed below for election as directors. securities laws, including but not limited to, the Securities Act or the Exchange Act; Ÿ  not have had a professional license suspended or revoked; and Ÿ  satisfy such other criteria for service as may be imposed by appli- cable law, including, but not limited to, the rules and regulations of the SEC and any national securities exchange where Farmer Mac’s shares are listed or traded. Stockholders are encouraged to review Farmer Mac’s By-Laws con- taining the requirements described in this section, which were includ- ed as Exhibit 3.1 to Farmer Mac’s Current Report on Form 8-K filed with the SEC on May 6, 2020.

PAGE 15 PROPOSAL 1: ELECTiON OF DiRECTORS DENNIS L. BRACK has been a member of the Board of Directors of Farmer Mac since June 7, 2001 and serves as chair of the Audit Committee and as a member of the Corporate Governance Committee and the Credit Risk Committee. Mr. Brack served as President and Chief Executive Officer of Bath State Bank in Bath, Indiana, from 1988 to 2007. He has remained as a director of Bath State Bank and is currently a director of the board of Bath State Bancorp, the holding company for the bank. He served as a member of the board of directors of Franklin County Community Foundation in Brookville, Indiana, from 2007 until his retirement from the board in 2016 and served as a member of its Investment Committee from 1999 to 2009. Mr. Brack has recently worked on the steering committees for Comprehensive Plan Development in both Franklin and Union Counties, Indiana. He was also a director of the Indiana Bankers Association from 1994 to 1996 and previ- ously served a three-year term on the Purdue University Dean’s Advisory Council for the College of Agriculture. Mr. Brack received his Bachelor of Science in Accounting from Miami University of Ohio. CLASS A NOMINEES DENNiS L. BRACK AGE: 68 DIRECTOR SINCE: JUNE 7, 2001 JAMES R. ENGEBRETSEN has been a member of the Board of Directors of Farmer Mac since June 5, 2008 and serves as chair of the Financial Risk Committee and as a member of the Audit Committee and the Com- pensation Committee. Mr. Engebretsen currently serves as a member of the board of directors for Agreed, a software company in Utah that he joined in 2019. He has served as an advisor to Epic Ventures since January 2014, and several startup companies such as Divvy and Emersion Learning since 2016 and Freshlime since 2018. He serves as an advisor to SGT Capital and has also served as an advisor to XIO Group from June 2016 to 2018 and The RBL Group from October 2016 until 2019. Mr. Engebretsen is the former Assistant Dean of the Marriott School of Management at Brigham Young University, where he served as Professor of Finance from 2004 until August 2014. He formerly served as the Managing Director of the Peery Institute of Financial Services at the Marriott School from 2004 to 2006. He joined the Marriott School with nearly fifteen years of work experience at Lehman Brothers, JP Morgan, and Goldman Sachs in New York and Philadelphia. Mr. Engebretsen left Goldman Sachs in 1995 to set up his own hedge fund, Associates Capital Management. He is a registered investment advisor and earned his Master of Business Administration and Bachelor of Science in Economics from Brigham Young University. MITCHELL A. JOHNSON has been a member of the Board of Directors of Farmer Mac since June 12, 1997 and serves as a member of the Financial Risk Committee and the Strategy and Business Development Com- mittee. Mr. Johnson is a financial consultant. He is also a trustee of, and during the past several years has served as director for the Advisors’ Inner Circle Funds, the Advisors’ Inner Circle Funds II, The Bishop Street Funds, and SEI Funds. Mr. Johnson formerly was President of MAJ Capital Management, Inc., an investment management firm that he founded in 1994 following his retirement from the Student Loan Marketing Associ- ation (“Sallie Mae”). During his 21 years with Sallie Mae, Mr. Johnson held numerous positions within that organization, including, for the seven years preceding his retirement, Senior Vice President, Corporate Fi- nance. He has been a trustee of Citizens Funds, Rushmore Funds, and Diversified Funds. Mr. Johnson also served as a director of Eldorado Bancshares, Inc., the holding company for Eldorado and Antelope Valley Banks. JAMES R. ENGEBRETSEN MiTCHELL A. JOHNSON AGE: 65 AGE: 79 DIRECTOR SINCE: JUNE 5, 2008 DIRECTOR SINCE: JUNE 12, 1997

PAGE 16 PROPOSAL 1: ELECTiON OF DiRECTORS ERIC T. McKISSACK has been a member of the Board of Directors of Farmer Mac since February 23, 2021 and serves as a member of the Audit Committee, the Enterprise Risk Committee, and the Financial Risk Committee. Mr. McKissack was founder and former CEO of Channing Capital Management, LLC. He retired in December 2019 after 16 years and currently serves as CEO Emeritus. Before founding Channing Capital Management, Mr. McKissack was Vice Chairman and Co-Chief Investment Officer of Ariel Capital Manage- ment (now known as Ariel Investments). Before joining Ariel in 1986, Mr. McKissack worked for five years as a research analyst for First Chicago and First Chicago Investment Advisors. Mr. McKissack currently serves as chair of the board of FlexShares, a family of publicly-traded ETF funds managed by Northern Trust, and serves on the audit and governance committees. He is also an independent trustee on the board of Morgan Stanley Pathway Funds where he chairs the governance committee. He also serves on the boards of directors of two related, privately-held engineering and design firms, McKissack & McKissack of Washington, and McKissack & McKissack Midwest. Mr. McKissack received a BS in Management from the Massachusetts Institute of Technology. He also holds an MBA from the University of California at Berkeley. He has also earned the Chartered Financial Analyst® designation. CLASS A NOMINEES AGE: 67 DIRECTOR SINCE: FEBRUARY 23, 2021 ERiC T. MCKiSSACK TODD P. WARE has been a member of the Board of Directors of Farmer Mac since May 9, 2019 and serves as a member of the Corporate Governance Committee, the Credit Risk Committee, and the Strategy and Business Development Committee. Mr. Ware has served as President and Chief Executive Officer of Licking Rural Electrification – The Energy Cooperative in Newark, Ohio, since January 2012. He previously served as its Vice President and Chief Financial Officer from 2001 until 2012 and Vice President – Finance from 1998 to 2000. He has served on the board of directors of National Rural Utilities Cooperative Finance Corporation since 2015, where he currently serves on its Audit Committee and Loan Committee and previ- ously served on its Compensation Committee and Corporate Relations Committee. Mr. Ware has served as a member of the board of directors of Buckeye Power Cooperative since 2012. He currently serves as its Treasurer and as a member of its Executive Committee, Rate Committee, and Risk Management Commit- tee, and previously served on its Reliability Committee. He has also served as a member of the boards of directors of Altheirs Oil Corporation since 2002, National Gas & Oil Cooperative since 2002, and The Ohio State University-Newark Regional Campus Advisory Board since 2016. Mr. Ware received his Bachelor of Science in Accounting from The Ohio State University. AGE: 55 DIRECTOR SINCE: MAY 9, 2019 TODD P. WARE

PAGE 17 PROPOSAL 1: ELECTiON OF DiRECTORS RICHARD H. DAVIDSON has been a member of the Board of Directors of Farmer Mac since June 3, 2010, and serves as chair of the Compensation Committee and as a member of the Corporate Governance Commit- tee, and the Enterprise Risk Committee. Mr. Davidson is also the President of Davidson Farms, Inc. and Vice President of DSF, Inc., which consists of a grain farm, cow/calf herd, and beef cattle operation located south of Columbus, Ohio. Mr. Davidson has been operating Davidson Farms, Inc. since 1970 and, together with his son, operating DSF, Inc. since 2001. Mr. Davidson served as a member of the AgriBank, FCB board of direc- tors from March 2005 to March 2021. He currently serves on the board of the Fayette County Charitable Foundation and was chairman of the Fayette County Planning Commission and the Fayette County Zoning Commission. Mr. Davidson has previously served on the board and as chairman of West Central Ohio Port Authority (railroad), Fayette Landmark, Inc. Co-op Supply Business, and Fayette County Farm Bureau. He has also previously served on the board of the Columbus Production Credit Association, the Southern Ohio Farm Credit Association, Southern State Community College, Robinson Seed Company, Inc. Stock Company, Fayette County Chamber of Commerce, and Royster Clark, Inc. Stock Company (fertilizer and agricultural sup- ply). Mr. Davidson is a graduate of The Ohio State University with a degree in Agricultural Economics. CLASS B NOMINEES RiCHARD H. DAViDSON AGE: 76 DIRECTOR SINCE: JUNE 3, 2010 EVERETT M. DOBRINSKI has been a member of the Board of Directors of Farmer Mac since May 9, 2019 and serves as a member of the Audit Committee, the Corporate Governance Committee, and the Public Policy and Corporate Social Responsibility Committee. Mr. Dobrinski operated Dobrinski Farm, a cereal grain and oilseed farm located in Makoti, North Dakota, from 1970 until his retirement in December 2018. Mr. Dobrinski served as a member of CoBank, ACB’s board of directors since 1999, and also served as a member of its Audit Com- mittee until his retirement in December 2019. He previously served as chair of CoBank, ACB’s board of directors and chair of its Executive Committee from 2008 through 2017 and chair of its Compensation Committee from 2008 through 2012. Mr. Dobrinski previously served as a member of the St. Paul Bank for Cooperatives board of directors from 1990 through 1992 and from 1994 through 1999 and served as board vice-chair in 1998 and 1999 before its merger with CoBank, ACB. He served as a member of the board of directors of The Farm Credit Council since 2006 and of the board of directors of the North Dakota Coordinating Council for Cooperatives since 1994 until his retirement on December 31, 2019. Mr. Dobrinski also previously served two terms in the North Dakota House of Representatives on the Tax and Finance Committee and on the boards of several coop- erative organizations. Mr. Dobrinski earned a Bachelor’s degree from the University of North Dakota. AMY H. GALES has been a member of the Board of Directors of Farmer Mac since May 12, 2020 and serves as chair of the Credit Risk Committee and as a member of the Audit Committee and Financial Risk Committee. Ms. Gales served as Executive Vice President of CoBank, ACB, and was a member of CoBank’s Management Executive Committee from 2016 to 2018. Ms. Gales also served at CoBank in the roles of Executive Vice President, Regional Agribusiness Banking Group, Central Region President, and Region Vice President, Minne- apolis Banking Center, from 2007 to 2016. Ms. Gales previously served as Vice President, Commercial Banking at Wells Fargo, N.A. from 2006 to 2007, as Vice President, Commercial Lending at Commerce Bank, N.A. from 2002 to 2006, the Executive Director for Value-Added Agriculture Development Center from 1999 to 2002, and CEO and General Manager of the United Farmers Cooperative from 1997 to 1999. She began her career at St. Paul Bank for Cooperatives, where she served in various roles from 1981 to 1997, including as Vice President and Banking Center Manager. She has served on various boards during her career, including Farm Credit Leasing (a wholly-owned subsidiary of CoBank). Ms. Gales earned a bachelor’s degree in business ad- ministration with an emphasis in finance from the University of Minnesota’s Carlson School of Management. EVERETT M. DOBRiNSKi AMY H. GALES AGE: 74 AGE: 62 DIRECTOR SINCE: MAY 9, 2019 DIRECTOR SINCE: MAY 12, 2020

PAGE 18 ROBERT G. SEXTON has been a member of the Board of Directors of Farmer Mac since May 5, 2018 and serves as a member of the Audit Committee, the Credit Risk Committee, and the Financial Risk Committee. Mr. Sexton has operated a citrus growing and packing business since 1983 through a number of entities, including Sexton Grove Holdings, LLC, Sexton Citrus, LLC, Oslo, Inc., and Oslo Packing Company, Inc. He currently serves as President of the Oslo Citrus Growers Association and has been a member of this organi- zation since 1983. He also serves as President of Oslo Packing Company and Sexton Inc., closely-held commercial real estate companies, since August 2019. Mr. Sexton also co-owns Orchid Island Juice Com- pany, which he and his wife founded in 1989. Mr. Sexton has served on the board of directors of Farm Credit of Florida since 2011 and served as its chairman from 2015 to 2017. He previously served on the board of directors of Farm Credit of South Florida from 1996 until 2010 and served as its chairman from 2003 to 2005. Mr. Sexton also previously served on the board of directors of AgFirst Farm Credit Bank from 2000 to 2011 and again from 2013 to 2016 and served as its chairman from 2007 to 2009. Mr. Sexton has also previously served on the boards of several other organizations, including the Indian River Citrus League, the Florida Citrus Packers Association, and Highland Exchange Service Cooperative. Mr. Sexton earned a Bachelor of Science in Business Administration and a Master of Business Administration from the University of Florida. CLASS B NOMINEES ROBERT G. SEXTON AGE: 61 DIRECTOR SINCE: MAY 5, 2018 ROY H. TIARKS has been an active self-employed farmer for the last 47 years. He has also served on vari- ous boards over the past 36 years, including: the board of directors of Federal Farm Credit Banks Funding Corporation from 2001 to 2013, where he served on the risk, governance, and compensation committees; the board of directors of AgriBank, FCB from 2003 to 2017, where he served on the finance, audit, risk, and compensation committees; the board of directors of AgAmerica, FCB from 1996 to 2003, where he served on the compensation, audit, and finance committees; the board of directors of PCA of the Midlands from 1986 to 1996, where he served on the finance and credit committees; and the board of directors of Agriculture PCA from 1981 to 1985, where he served on the credit committee. Mr. Tiarks graduated from Iowa State University with a two year degree in Farm Operations. ROY H. TiARKS AGE: 70 NEW DIRECTOR NOMINEE PROPOSAL 1: ELECTiON OF DiRECTORS

PAGE 19 SARA L. FAIVRE has been a member of the Board of Directors of Farmer Mac since September 30, 2010 and serves as chair of the Strategy and Business Development Committee and as a member of the Compensation Committee and the Public Policy and Corporate Social Responsibility Committee. Since 2015, Dr. Faivre has been President of Sara Faivre, Inc, which provides executive development consulting to emerging technology, biotechnology, and agricultural firms. Dr. Faivre joined the advisory board of Harvest Returns, an ag business investment firm, in 2021 and is also a mentor and limited partner in the GROW AgTech impact fund. Dr. Faivre has served on the board of One More Cloud, a privately held technology company in Austin, TX, since 2018. Dr. Faivre co-owns Wild Type Ranch along with her husband, Ralph Mitchell. She was the principal operator of Wild Type Ranch from 2005-2015. Dr. Faivre co-founded and held various executive positions, including President, between 2000 and 2006 in two agricultural biotech startups; GenomicFX and ViaGen, Inc. Dr. Faivre has been a research scientist with the USDA on the Bovine Genome Project and with the University of Iowa on the Human Genome Project. She has had faculty appointments at the University of Illinois and Texas A&M University. Dr. Faivre is a board leadership fellow in the National Association of Corporate Directors and serves on the advi- sory board for the Texas TriCities chapter of this association. She is also co-chair of the Austin Chapter of Wom- en Corporate Directors. Dr. Faivre holds a B.S. in Agricultural Business and Animal Science from Iowa State University and a Ph.D. in Genetics from Texas A&M. She has earned certificates in Executive Women Leadership from Cornell and Sustainable Capitalism and ESG from Berkeley Law School. LOWELL L. JUNKINS has been a member of the Board of Directors of Farmer Mac since June 13, 1996, and currently serves as vice chair of the Board. He previously served as chair of the Board from September 2010 to January 2020, acting chair of the Board from September 2008 to September 2010, and vice chair of the Board from December 2002 to September 2010. Mr. Junkins also served as Farmer Mac’s Acting President and Chief Executive Officer from December 2017 to October 2018. Mr. Junkins serves as chair of the Public Policy and Corporate Social Responsibility Committee and as a member of the Corporate Governance Commit- tee and the Enterprise Risk Committee. He was appointed to the Board of Directors by President Clinton in April 1996 while the Senate was in recess and was confirmed by the Senate on May 23, 1997, and was recon- firmed by the Senate in June 2003 and September 2010. Mr. Junkins has worked as a political affairs consul- tant for Lowell Junkins & Associates in Des Moines, Iowa, since 1987. He owns and operates Hillcrest Farms in Montrose, Iowa, where he served as Mayor from 1971 to 1972. From 1974 through 1985, Mr. Junkins served as an Iowa State Senator, including as minority leader and majority leader from 1981 to 1985. AGE: 56 AGE: 77 DIRECTOR SINCE: SEPTEMBER 30, 2010 DIRECTOR SINCE: JUNE 13, 1996 SARA L. FAiVRE LOWELL L. JUNKiNS DIRECTORS APPOINTED BY THE PRESIDENT OF THE UNITED STATES CHARLES A. STONES has been a member of the Board of Directors of Farmer Mac since December 22, 2020 and serves as a member of the Audit Committee, the Credit Risk Committee, and the Strategy and Business Development Committee. Mr. Stones retired from the Kansas Bankers Association in 2019 after serving 15 years as President and 33 years overall, including roles as director of member relations, director of research, senior vice president, and head lobbyist. At the start of his career, he worked in the investment division of Fourth National Bank for seven years before joining the Kansas Bankers Association in 1986. Mr. Stones currently serves as a Trustee of the Kansas-Nebraska Southern Baptist Foundation and previ- ously served on the boards of banking schools in Nebraska and Wisconsin. He graduated from Washburn University in Topeka, Kansas with a degree in Communications. AGE: 66 DIRECTOR SINCE: DECEMBER 22, 2020 CHARLES A. STONES PROPOSAL 1: ELECTiON OF DiRECTORS

PAGE 20 DIRECTORS APPOINTED BY THE PRESIDENT OF THE UNITED STATES MYLES J. WATTS has been a member of the Board of Directors of Farmer Mac since September 30, 2010 and serves as chair of the Enterprise Risk Committee and as a member of the Credit Risk Committee and the Public Policy and Corporate Social Responsibility Committee. Dr. Watts is a professor emeritus in the Department of Agricultural Economics and Economics at Montana State University, where he has been a member of the faculty since 1978 and previously served as the head of the Department for 17 years. He currently also serves as an actuary for Watts and Associates, Inc. He has also served in various editorial capacities for the Journal of Agricultural and Resource Economics and has advised many governments and private organizations, including large international reinsurance companies, on an array of financial issues, mostly focusing on agricultural insurance. He was one of the primary organizers of the International Institute for Agricultural Risk Management and currently serves as a board member or in other leadership positions for a variety of nonprofit economic education groups. He has substantial experience with large reinsurance companies in various capacities. Dr. Watts received his Ph.D. from the University of Nebraska in 1978. LAJUANA S. WILCHER has been a member of the Board of Directors of Farmer Mac since December 20, 2019, and has served as Board Chair since January 17, 2020. Ms. Wilcher serves as the chair of the Corporate Governance Committee and as a member of the Compensation Committee, the Enterprise Risk Committee, and the Public Policy and Corporate Social Responsibility Committee. Ms. Wilcher has owned and operated Scuffle Hill Farm in Alvaton, Kentucky since 2005, where she raises Angus cattle, grows hay, alfalfa and fescue, and boards horses. She serves on the board of the Warren County Conservation District and is a Certified Crop Advisor, a Master Grazer, and a Master Cattleman. Ms. Wilcher has also been a partner at the law firm English, Lucas, Priest & Owsley, LLP since 2006, where she represents clients on complex environ- mental permitting, enforcement, regulatory compliance, and legislative matters throughout the country. Ms. Wilcher’s extensive experience as a leader and manager of large federal and state government agencies includes stints at the United States Department of Agriculture (USDA), Environmental Protection Agency (EPA), and the Commonwealth of Kentucky. She was confirmed by the United States Senate in 1989 to be the senior regulatory official for water programs at the EPA, where she served until 1993. She also served as the Cabinet Secretary of Kentucky’s Environmental and Public Protection Cabinet from 2003 to 2006, which included Kentucky’s banking, securities, and insurance regulatory agencies, among other things. Ms. Wilcher received a Bachelor of Science degree from Western Kentucky University and a J.D. from Salmon P. Chase College of Law, Northern Kentucky University. She currently serves on the board of the Kentucky Chamber of Commerce. AGE: 70 AGE: 66 DIRECTOR SINCE: SEPTEMBER 30, 2010 DIRECTOR SINCE: DECEMBER 20, 2019 MYLES J. WATTS LAJUANA S. WiLCHER Besides the affiliations described above, the Nominees and Appointed Members are active in many local and national trade, commodity, charitable, educational, and religious organizations. PROPOSAL 1: ELECTiON OF DiRECTORS

PAGE 21 The Corporate Governance Committee has identified particular qualifications, attributes, skills, and experience that are important to be represented on the Board as a whole in light of Farmer Mac’s current needs and business priorities. Farmer Mac’s business is focused primarily on agricultural, agribusi- ness, and rural utilities lending. Therefore, the Corporate Governance Committee believes that the Board should include some directors who possess knowledge of the underlying industries, as well as experience in marketing and lending. Ms. Gales, and Messrs. Brack, Davidson, Dobrinski, and Sexton bring to the Board relevant lending expertise; Ms. Gales and Messrs. Brack, Dobrinski, Engebretsen, Junkins, Sexton, and Stones bring to the Board ap- propriate marketing experience; Dr. Faivre, Ms. Gales, Ms. Wilcher, Dr. Watts, and Messrs. Brack, Davidson, Dobrinski, Junkins, Sexton, Shaw, and Tiarks bring to the Board experience in agricultural production; and Messrs. Dobrinski and Ware bring to the Board experience working in or with rural utilities. Farmer Mac’s business also involves complicated financial transactions and complex accounting issues. The Corporate Governance Committee there- fore believes that the Board should include some directors with a high level of financial literacy or accounting training or experience, as well as directors with knowledge of capital markets. Ms. Gales, Messrs. Brack, Davidson, Dobrinski, Engebretsen, Johnson, McKissack, Sexton, Stones, and Ware, and Dr. Watts bring to the Board a high level of financial literacy or accounting training or experience. Dr. Watts, Ms. Gales, and Messrs. Davidson, Engebretsen, and McKissack have knowledge of capital markets. As a Congressionally chartered, highly regulated, government-sponsored enterprise, Farmer Mac must comply with a variety of regulatory and statutory requirements and be aware of developments in the political arena. The Corporate Governance Committee therefore believes that governmental or political expertise should be represented on the Board. That governmental or political experience is brought to the Board by Ms. Wilcher, Mr. Junkins, and Mr. Stones, all of whom were appointed to the Board by the President of the United States and confirmed by the Senate, as well as Mr. Dobrinski. As the landscape of opportunities and risks facing Farmer Mac and its rural stakeholders changes over time, the Corporate Governance Commit- tee believes that it is important for the Board to have members with experience in strategic planning and risk management. Dr. Faivre, Ms. Gales, Ms. Wilcher, and Messrs. Brack, Dobrinski, Junkins, and Stones have experience in strategic planning. Dr. Watts, Ms. Gales, and Messrs. Davidson, Engebretsen, Johnson, and Sexton, have experience in risk management. That a director is not named in the discussion of a particular attribute does not mean that the director does not possess that qualification or skill, but that it is not a specific area of focus or expertise on which the Board currently relies. QUALIFICATIONS, ATTRIBUTES, SKILLS, AND EXPERIENCE TO BE REPRESENTED ON THE BOARD PROPOSAL 1: ELECTiON OF DiRECTORS 0 2 4 6 8 10 12 Rural Utilities Government or Political Lending Capital Markets Risk Management Strategic Planning Marketing Finance & Accounting Agriculture Production RURAL UTiLiTiES GOVERNMENT OR POLiTiCAL LENDiNG CAPiTAL MARKETS RiSK MANAGEMENT STRATEGiC PLANNiNG MARKETiNG FiNANCE & ACCOUNTiNG AGRiCULTURE PRODUCTiON11 11 7 7 6 5 5 4 2 BOARD QUALiFiCATiONS AND SKiLLS

PAGE 22 In November 2019, the Board approved the base annual cash retainer payable to each director of $62,000 and approved an increase to the targeted value for the annual equity award granted to each director from $50,000 to $54,000 for 2020. The Board made no other chang- es to director compensation for 2020, including no changes to the incremental annual cash retainers payable to the following individuals: Position 2020 incremental Retainer ($) Chair of the Board $40,000 Vice Chair of the Board $20,000 Chair of the Audit Committee $12,000 Chair of the Compensation Committee $10,000 Chair of the Corporate Governance Committee $12,000 Chair of the Enterprise Risk Committee $10,000 No director who serves as chair of a committee designated to receive an incremental annual cash retainer will be entitled to receive it if that director is already receiving the incremental annual cash retainer payable to the chair of the Board or the vice chair of the Board. Be- cause the chair of the Corporate Governance Committee also serves as the chair of the Board, the incremental retainer for the chair of that committee is not paid. In November 2020 and January 2021, the Board approved the same lev- el of base annual cash retainer payable to each director for 2021 as had been in effect for 2020 and approved an increase to the targeted value for the annual equity award granted to each director from $54,000 to $58,000 for 2021. The overall targeted total compensation per director of $120,000 per year for 2021 represented a 3.4% increase compared to the overall targeted total compensation of $116,000 per year for 2020. The Board also maintained the same level of incremental annual cash retainers payable to the chair and vice chair mentioned above for 2021, but increased the incremental annual cash retainers payable to the chairs of some committees and added new incremental annual cash retainers payable to the chairs of the four committees who did not pre- viously receive incremental cash retainers for service as chairs of those committees, all as described in Exhibit 10.9 to Farmer Mac’s Annual Report on Form 10-K filed with the SEC on February 25, 2021. Because the chair of the Public Policy and Corporate Social Responsibility Com- mittee currently also serves as the vice chair of the Board, the new 2021 incremental retainer for the chair of that committee is not currently paid. PROPOSAL 1: ELECTiON OF DiRECTORS COMPENSATION OF DIRECTORS The aggregate amount of cash compensation received by all persons who served on the Board in 2020 was approximately $1,046,000 for their service on the Board. This cash compensation amount includes cash payments made in lieu of dividends that would have been paid on shares of Class C Non-Voting Common Stock acquired during the year as a result of the vesting of restricted stock units (RSUs). In addition to the cash compensation, Farmer Mac also reimburses directors for expenses incurred in performing their duties as directors and pays for continuing education related to their service as directors on the Board. In lieu of all or a portion of their cash retainers, directors may elect to receive shares of Class C Non-Voting Common Stock on a quarterly basis based on the fair market value on the date of acquisition. On March 3, 2020, each of the 15 sitting Board members was granted 728 time-based RSUs representing shares of Class C Non-Voting Com- mon Stock. The number of RSUs granted was calculated in accordance with the Board’s policy on equity compensation grants using a targeted value of $54,000 based on the average stock price over the previous 30 calendar days ending February 25, 2020 (seven calendar days before the grant date). Based on the stock price at the time of these grants, the actual value on March 3, 2020 was $54,716 to each sitting director. The three individuals who joined the Board during 2020 after the March 3, 2020 grant of RSUs to the then-sitting Board members received a pro rata grant of RSUs, with the actual number of RSUs awarded based on the date they joined the Board: Ÿ  On May 12, 2020, the date on which Ms. Gales and Mr. Hemingway were elected to the Board, they each received a grant of 754 RSUs with a fair value on the date of grant equal to $43,355. Ÿ  On December 22, 2020, the date on which Mr. Stones was appointed to the Board to replace Dr. Sherrick, Mr. Stones received a grant of 193 RSUs with a fair value on the date of grant equal to $13,925. All of the RSUs granted to each director in 2020 vested on March 31, 2021 other than the RSUs granted to former directors Hill, Maxwell, Hemingway, and Sherrick, which vested as follows: Ÿ  On May 12, 2020, the date Messrs. Hill and Maxwell left the Board as a result of not standing for re-election, they each vested in 132 shares of stock based on the 728 RSUs granted to them in March 2020, with the remaining shares forfeited. Ÿ  On November 15, 2020, the date of Mr. Hemingway’s death, his es- tate vested in 440 shares of stock based on the 754 RSUs granted to him in May 2020, with the remaining shares forfeited. Ÿ  On December 22, 2020, the date of Dr. Sherrick’s replacement as a Presidential appointee to the Board, he vested in 546 shares of stock based on the 728 RSUs granted to him in March 2020, with the remaining shares forfeited.

PAGE 23 On March 2, 2021, each of the 15 sitting Board members was granted 719 RSUs. The number of RSUs granted was calculated in accordance with the Board’s policy on equity compensation grants using a targeted value of $58,000 based on the average stock price over the previous 30 calendar days ending February 23, 2021 (seven calendar days before the grant date). Based on the stock price at the time of these grants, the actual value on March 2, 2021 was $63,761 to each sitting director. All of the RSUs granted to each director on March 3, 2021 will vest on March 31, 2022 if the director is serving on the Board on that date. The following table sets forth the compensation awarded during 2020 to each person who served on the Board in 2020: Name Fees Earned or Paid in Cash1 RSU Awards2 All Other Compensation3 Total Dennis L. Brack $62,293 $54,716 $2,527 $119,536 Richard H. Davidson 72,000 54,716 2,527 129,243 Everett M. Dobrinski 62,000 54,716 1,572 118,288 James R. Engebretsen 62,000 54,716 2,527 119,243 Sara L. Faivre 62,000 54,716 2,527 119,243 Amy H. Gales4 39,517 43,355 — 82,872 W. David Hemingway4 31,935 43,355 — 75,290 Thomas W. Hill4 22,654 54,716 2,527 79,897 Mitchell A. Johnson 62,000 54,716 2,527 119,243 Lowell L. Junkins 82,879 54,716 2,527 140,122 Clark B. Maxwell4 22,654 54,716 2,527 79,897 Robert G. Sexton 62,000 54,716 2,527 119,243 Daniel L. Shaw 62,000 54,716 252 116,968 Bruce J. Sherrick4 72,190 54,716 2,527 129,433 Charles A. Stones4 1,685 13,925 — 15,610 Todd P. Ware 62,000 54,716 1,572 118,288 Myles J. Watts 72,440 54,716 2,527 129,683 LaJuana S. Wilcher 100,242 54,716 126 155,084 1 Includes amounts that the following directors earned during 2020 and voluntarily used to purchase, at market value, newly issued shares of Class C Non-Voting Common Stock in lieu of receiving some or all of their retainers in cash: Ms. Gales ($19,650), Mr. Johnson ($14,853), Dr. Sherrick ($6,850), Dr. Faivre ($4,421), and Mr. Junkins ($3,882). The amount of shares of Class C Non-Voting Common Stock received by these directors was based on the closing price of the Class C Non-Voting Common Stock, as reported by the NYSE, on the last business day of each quarter from March 31, 2020 to December 31, 2020. 2 The grant date fair value of each RSU awarded to all sitting members of the Board on March 3, 2020 was $75.16 (the closing price of the Class C Non-Voting Common Stock on that date as reported by the NYSE). Upon their retirement from the Board on May 12, 2020, Messrs. Hill and Maxwell each vested in 132 shares valued at $8,078 based on a price of $61.20 per share (the closing price of the Class C Non-Voting Common Stock on the trading day preceding the vesting date as reported by the NYSE) and forfeited the remaining shares awarded to them on March 3, 2020. RSUs awarded to Ms. Gales and Mr. Hemingway upon their elec- tion to the Board on May 12, 2020 were granted at a fair value of $57.50 per share (the closing price of the Class C Non-Voting Common Stock on that date as reported by the NYSE). Upon his death on November 15, 2020, Mr. Hemingway vested in 440 shares valued at $29,687 based on a price of $67.47 per share (the closing price of the Class C Non-Voting Common Stock on the trading day preceding the vesting date as reported by the NYSE) and forfeited the remaining shares awarded to him on May 12, 2020. 193 RSUs awarded to Mr. Stones upon his appointment as a Presidential appointee to the Board to replace Dr. Sherrick on December 22, 2020 were granted at a fair value of $72.15 per share (the closing price of the Class C Non-Voting Common Stock on that date as reported by the NYSE). Upon being replaced as a Presidential appointee to the Board on December 22, 2020, Dr. Sherrick vested in 546 shares valued at $39,792 based on a price of $72.88 per share (the closing price of the Class C Non-Voting Common Stock on the trading day preceding the vesting date as reported by the NYSE) and forfeited the remaining shares awarded to him on March 3, 2020. 3 The amount received by each director during 2020 in the category “All Other Compensation” consists of the payment of cash in lieu of dividends that would have been paid on shares related to RSUs granted in March 2019, May 2019, or December 2019, as applicable, that vested on March 31, 2020. Ms. Gales and Messrs. Hemingway and Stones did not receive this payment because they did not serve on the Board during 2019 and therefore did not receive RSUs that vested in 2020. 4 Messrs. Hill and Maxwell retired from the Board effective May 12, 2020. Ms. Gales and Mr. Hemingway were elected to the Board on May 12, 2020 at the Annual Meeting of Stockholders. Mr. Hemingway died on November 15, 2020. Mr. Stones was appointed to the Board by the President of the United States and confirmed by the U.S. Senate and was sworn-in on December 22, 2020, replacing Dr. Sherrick on the Board. PROPOSAL 1: ELECTiON OF DiRECTORS

PAGE 24 STOCK OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEES, NAMED EXECUTIVE OFFICERS, AND CERTAIN BENEFICIAL OWNERS STOCK OWNERSHiP OF DiRECTORS, DiRECTOR NOMiNEES, NAMED EXECUTiVE OFFiCERS, AND CERTAiN BENEFiCiAL OWNERS DIRECTORS, DIRECTOR NOMINEES, AND NAMED EXECUTIVE OFFICERS As of March 15, 2021, the sitting members of the Board, nominees for election as directors, and named executive officers of Farmer Mac listed in the table below may be considered to be “beneficial owners” of the indicated number of equity securities of Farmer Mac, as defined by SEC rules. Farmer Mac’s Voting Common Stock may be held only by banks, insurance companies, and financial institutions and Farm Credit System institutions, and may not be held by individuals. Thus, no director, director nominee, or named executive officer owns, directly or indirectly, any shares of any class of Voting Common Stock. Also, Appointed Members may not be officers or directors of financial institutions and may not be beneficial owners (through affiliation) of Voting Common Stock. The Class C Non-Voting Common Stock has no ownership restrictions. For information about the beneficial owners of 5% or more of the Voting Common Stock, see ”—Principal Holders of Voting Common Stock.” Voting Common Stock Non-Voting Common Stock(1) Class A or Class B Shares (#) Percent of Class Class C Shares (#) Percent of Class Bradford T. Nordholm ___ ___ 26,277 * Aparna Ramesh ___ ___ 2,519 * Zachary N. Carpenter ___ ___ 2,993(2) * Stephen P. Mullery ___ ___ 49,604 * John C. Covington ___ ___ 21,407 * Dennis L. Brack ___ ___ 7,943 * Richard H. Davidson ___ ___ 11,724 * Everett M. Dobrinski ___ ___ 3,120 * James R. Engebretsen ___ ___ 6,193 * Sara L. Faivre ___ ___ 5,272 * Amy H. Gales ___ ___ 1,045 * Mitchell A. Johnson ___ ___ 11,325 * Lowell L. Junkins ___ ___ 7,819 * Eric T. McKissack ___ ___ 64 * Robert G. Sexton ___ ___ 5,932 * Daniel L. Shaw ___ ___ 896 * Charles A. Stones ___ ___ 193 * Roy H. Tiarks ___ ___ ___ ___ Todd P. Ware ___ ___ 1,270 * Myles J. Watts ___ ___ 12,865 * LaJuana S. Wilcher ___ ___ 885 * All directors and current executive officers as a group (22 persons)(3) ___ ___ 168,308 1.83%

PAGE 25 *Less than 1%. (1) Does not include shares attributable to RSUs previously granted but scheduled to vest after May 14, 2021. Includes shares of Class C Non-Voting Common Stock underlying SARs that may be acquired within 60 days through the exercise of vested SARs as follows: Mr. Nordholm, 11,165 shares; Ms. Ramesh, 1,845 shares; Mr. Carpenter, 1,937 shares; Mr. Mullery, 35,568 shares; and Mr. Covington, 7,864 shares. Because each SAR represents the right to receive, upon exercise, an amount equal to the excess, if any, of the fair market value of a share of Farmer Mac’s Class C Non-Voting Common Stock on the date of exercise over the grant price, the actual number of shares of Class C Non-Voting Common Stock that will be received by each person upon exercise of SARs cannot be determined at this time. Therefore, the number of shares of Class C Non-Voting Common Stock beneficially owned by each named executive officer reflected in the table above related to SARs is higher than the number of shares of Class C Non-Voting Common Stock that each named executive officer will actually receive upon exercise of any vested SARs. (2) 348 shares held jointly with Mr. Carpenter’s spouse for which Mr. Carpenter shares voting and investment power. (3) Group does not include John C. Covington, who resigned as Executive Vice President – Chief Credit Officer in February 2020 and Roy H. Tiarks, who is a nominee for election to the Board and does not currently serve as a director of Farmer Mac. Group includes the following current executive officers: Bradford T. Nordholm, Aparna Ramesh, Brian M. Brinch, Zachary N. Carpenter, Marc J. Crady, Robert J. Maines, and Stephen P. Mullery. STOCK OWNERSHiP OF DiRECTORS, DiRECTOR NOMiNEES, NAMED EXECUTiVE OFFiCERS, AND CERTAiN BENEFiCiAL OWNERS POLICIES ON EMPLOYEE, OFFICER, AND DIRECTOR HEDGING OF FARMER MAC SECURITIES Farmer Mac has a policy on insider trading applicable to all directors and employees, including named executive officers, that requires compliance with the federal securities laws and adherence to Farmer Mac’s other policies and procedures (including “open windows” for sales of stock and the adoption of Rule 10b5-1 plans). Farmer Mac’s insider trading policy prohibits any director or employee (including officers) from engaging in any short sales of, or purchases or sales of puts, calls, or other derivative securities based on, Farmer Mac’s securities.

PAGE 26 STOCK OWNERSHiP OF DiRECTORS, DiRECTOR NOMiNEES, NAMED EXECUTiVE OFFiCERS, AND CERTAiN BENEFiCiAL OWNERS PRINCIPAL HOLDERS OF VOTING COMMON STOCK To Farmer Mac’s knowledge, as of March 15, 2021, the following institutions are the beneficial owners of either 5% or more of the outstanding shares of Farmer Mac’s Class A Voting Common Stock or Class B Voting Common Stock, and/or 5% or more of the total number of outstanding shares of Farmer Mac’s Voting Common Stock. Name and Address Number of Shares Beneficially Owned Percent of Total Voting Shares Outstanding Percent of Total Shares Held By Class AgFirst Farm Credit Bank 1901 Main Street Columbia, SC 29201 84,024 shares of Class B Voting Common Stock 5.49% 16.79% AgriBank, FCB1 30 E. 7th Street, Suite 1600 St. Paul, MN 55101 201,621 shares of Class B Voting Common Stock 13.17% 40.30% CoBank, ACB2 6340 Fiddlers Green Circle Greenwood Village, CO 80111 163,253 shares of Class B Voting Common Stock 10.66% 32.63% Farm Credit Bank of Texas 4801 Plaza on the Lake Austin, TX 78746 38,503 shares of Class B Voting Common Stock 2.51% 7.70% Matthew 25 Management Corp. 715 Twining Road, Suite #212 Dresher, PA 19025 85,241 shares of Class A Voting Common Stock 5.57% 8.27% National Rural Utilities Cooperative Finance Corporation3 20701 Cooperative Way Dulles, VA 20166 81,500 shares of Class A Voting Common Stock 5.32% 7.91% Zions Bancorporation, National Association One South Main Street Salt Lake City, UT 84133 322,100 shares of Class A Voting Common Stock 21.04% 31.25% 1 Daniel L. Shaw is a member of the board of directors of AgriBank, FCB. Richard H. Davidson was a member of the board of directors of AgriBank until March 2021, and Roy H. Tiarks was a member of the board of directors of AgriBank until 2017. Messrs. Davidson and Shaw are current members of Farmer Mac’s Board, and Mr. Davidson and Mr. Tiarks are Class B Nominees. Messrs. Davidson, Shaw, and Tiarks do not beneficially own any shares held by AgriBank, FCB. 2 Including its affiliate, CoBank, FCB. Everett M. Dobrinski was a member of the board of directors of CoBank, ACB through December 2019. Amy H. Gales was employed by CoBank from 2007 to 2018, most recently as an Executive Vice President. Mr. Dobrinski and Ms. Gales are current members of Farmer Mac’s Board and Class B Nominees. Mr. Dobrinski and Ms. Gales do not beneficially own any shares held by CoBank, ACB or its affiliates. 3 Todd P. Ware is a member of the board of directors of National Rural Utilities Cooperative Finance Corporation. Mr. Ware is a current member of Farmer Mac’s Board and a Class A Nominee. Mr. Ware does not beneficially own any shares held by National Rural Utilities Cooperative Finance Corporation.

PAGE 27 EXECUTIVE OFFICERS The following table sets forth the names and ages of the current executive officers of Farmer Mac, the principal positions held by them with Farmer Mac, and the officers’ experience before joining Farmer Mac. Name Age Farmer Mac Positions Held and Professional Experience Bradford T. Nordholm 65 Mr. Nordholm was appointed to serve as President and Chief Executive Officer in October 2018. Before his appoint- ment as Farmer Mac’s Chief Executive Officer, Mr. Nordholm was employed by Starwood Energy Group Global LLC (“Starwood Energy”), an affiliate of Starwood Capital Group, in various capacities since 2006, including serving as its first Chief Executive Officer & Managing Director from 2006 to 2016, its Co-Head & Senior Managing Director from 2016 to 2017, and its Vice Chairman & Senior Managing Director since 2017. Before joining Starwood Energy, Mr. Nordholm served from 2002 to 2006 in dual capacities as the Co-Founder and Chief Executive Officer of Tyr Energy, an energy infrastructure management firm, and as the Chairman of Tyr Capital, a capital investment firm. From 1995 to 1998, Mr. Nordholm served as the Chief Executive Officer of U.S. Central, which was a wholesale financial cooperative for corporate credit unions in the United States. Mr. Nordholm also served in senior-level positions at Aquila, which was later acquired by Kansas City Power & Light, from 1999 to 2002, and at National Cooperative Bank from 1984 to 1995. He was also employed in various capacities by Federal Land Bank of St. Paul (reorganized into AgriBank FCB) and Interregional Service Corporation of Minneapolis (acquired by an entity in the Farm Credit System) from 1980 to 1984. Mr. Nordholm currently serves on the board of directors of WETA. Mr. Nordholm received a Bachelor of Arts degree in Economics from Carleton College. Aparna Ramesh 46 Ms. Ramesh was appointed to serve as Executive Vice President – Chief Financial Officer in January 2020. Ms. Ramesh joined Farmer Mac with over two decades of financial experience, most recently with the Federal Reserve Bank of Boston, where she served in increasingly complex and senior finance roles culminating in her appointment as Senior Vice President & Chief Financial Officer. She also served as the Chief Administrative Officer and member of the management committee for the FedNowSM real-time payment and settlement service that was launched in 2019. In previous leadership roles at the Boston Fed, Ms. Ramesh drove transformative finance initiatives for the entire Federal Reserve System. In 2017, she was one of only 22 executives globally to be selected for the distinguished Aspen Insti- tute Finance Leaders Fellowship for enlightened leadership in finance and society-at-large. Before joining the Boston Fed, Ms. Ramesh spent ten years in commercial banking at M&T Bank and Cambridge Savings Bank in roles spanning product management, asset-liability management, and profitability. Ms. Ramesh holds a Master of Business Admin- istration degree from the Massachusetts Institute of Technology, Sloan School of Management; a Master’s degree in Finance from the Rochester Institute of Technology; and integrated Master’s degrees in Economics, Management, and Engineering from the Birla Institute of Technology and Science. Zachary N. Carpenter 39 Mr. Carpenter was appointed to serve as Executive Vice President – Chief Business Officer in May 2019. Mr. Carpenter has devoted much of his career to facilitating dependable credit and financial solutions for American agriculture and rural communities and has accumulated deep expertise developing and innovating financial solutions across the agri- business value chain while developing strong relationships with other providers of capital. Before joining Farmer Mac, Mr. Carpenter spent nearly a decade in various management positions at CoBank, ACB most recently as a Managing Director and Sector Vice President of its Corporate Agribusiness Banking Group, and previously as Executive Director in its Capital Markets division. He has also served as a vice president in finance and corporate strategy at Goldman Sachs. Mr Carpenter earned a Bachelor of Science degree in Economics with a concentration in corporate finance from the Wharton School of Business at the University of Pennsylvania and a Master of Business Administration with special- izations in corporate finance, accounting, and business law from the Stern School of Business at New York University. Stephen P. Mullery 54 Mr. Mullery was appointed to serve as General Counsel and Secretary in June 2012. He was promoted to Executive Vice President from Senior Vice President in April 2018. Before Mr. Mullery’s appointment as General Counsel in 2012, he served as Farmer Mac’s Assistant General Counsel starting in 2000 and then Deputy General Counsel starting in 2009. From 1995 to 2000, Mr. Mullery was an associate in the Washington, D.C. office of the law firm Cadwalader, Wickersham & Taft, where he focused on matters involving securitization, corporate finance, commercial real estate, and GSE regulation. Mr. Mullery received his undergraduate degree from Harvard College and graduated summa cum laude from Notre Dame Law School. EXECUTiVE OFFiCERS

PAGE 28 Brian M. Brinch 44 Mr. Brinch was appointed to serve as Senior Vice President – Enterprise Risk Officer in March 2021, after having served as Senior Vice President – Rural Infrastructure since May 2019. Mr. Brinch served as Senior Vice President – Business Strategy and Financial Research for a year before that. Before Mr. Brinch's appointment as Senior Vice President – Business Strategy and Financial Research, he served as Vice President – Financial Planning and Analysis starting in April 2014. Before that, Mr. Brinch served in multiple positions at Farmer Mac, including as Director – Finan- cial Research, Manager – Financial Research, Senior Financial Research Associate, and Financial Research Associate, starting in 2000. Mr. Brinch received a Bachelor of Science degree in Meteorology from The Pennsylvania State Uni- versity and a Master of Science degree in Agricultural and Applied Economics from The Pennsylvania State University. Mr. Brinch is also a Chartered Financial Analyst® charterholder and holds a Financial Risk Manager® designation from the Global Association of Risk Professionals. Marc J. Crady 51 Mr. Crady was appointed to serve as Senior Vice President – Chief Credit Officer in March 2021. Before that, he worked for Fifth Third Bank, where he was a Managing Director and spent more than a decade in its Food & Agribusi- ness and Leveraged Finance groups. He held roles across the commercial bank, including relationship management, business development, sponsor coverage, underwriting, and portfolio management. He led the Leveraged Finance Portfolio Management group starting at the onset of and through the depths of the recession caused by COVID-19. Mr. Crady earned a Bachelor of Science degree in finance from Indiana University and an MBA in management & strategy from the Kellogg School of Management at Northwestern University. Robert J. Maines 52 Mr. Maines was appointed to serve as Senior Vice President – Operations in March 2021, after having served as Vice President – Enterprise Risk Officer since joining Farmer Mac in December, 2018. Mr. Maines has over 30 years of experience in Financial Services in a variety of Executive Positions. Prior to joining Farmer Mac, Mr. Maines served as President and CEO of Outer Banking, Inc., a retail services company. From 2008 to 2016, Mr. Maines served as Executive Vice President – Chief Risk / Operations Officer at Beneficial Bank. In this role, Mr. Maines oversaw Enter- prise Risk, Credit, Loan Operations, Deposit Operations, Compliance, Bank Secrecy Act (BSA), Security, Information Security, IT and Call Center Operations for the Bank. While at Beneficial Bank Mr. Maines chaired the Credit Risk Committee, was a member of the Asset / Liability Committee, Community Reinvestment Committee and Disclosure Committee. Mr. Maines spent two years prior to his time at Beneficial Bank as a Director at Accume Partners oversee- ing Audit and Risk Management engagements at a variety of Community Banks and Credit Unions in the Mid-Atlantic and Northeast Regions. Previously, Mr. Maines spent the 16 years at MBNA America and Bank of America in a variety of management roles in Credit, Workout, Loan Review, Internal Control, Audit, Information Security and Compliance. Mr. Maines graduated from the University of Delaware with a Bachelor of Science degree in Economics. EXECUTiVE OFFiCERS Name Age Farmer Mac Positions Held and Professional Experience

PAGE 29 The Compensation Committee determines and approves the total compensation of executive officers after evaluating current market compensation levels for comparable positions and assessing each ex- ecutive officer’s performance during the previous calendar year. The Compensation Committee also consults with the chief executive officer in evaluating all other executive officers. Neither the chief executive officer nor any other executive officer is present during deliberations on his or her compensation by the Compensation Committee or the Board. The Compensation Committee, in consultation with the Cor- porate Governance Committee, recommends to the Board the total levels of compensation for Farmer Mac’s directors. The Compensation Committee does not delegate any of its authority to other persons. The Compensation Committee engaged McLagan Partners, Inc. (“McLagan”) as its independent compensation consultant during 2020. McLagan is accountable to and reports directly to the Compensation Committee. The Compensation Committee asked McLagan to provide market data on executive and director compensation and informa- tion about compensation trends. The Compensation Committee met with McLagan during 2020 both in general committee session and in executive session with no members of management present. The chair of the Compensation Committee also met separately with McLagan with the consent of the other Compensation Committee members. Some of the noteworthy developments related to executive compen- sation during 2020 were: Ÿ  We hired Aparna Ramesh as Executive Vice President – Chief Finan- cial Officer in January 2020 and determined her compensation for the year. Ÿ  We adopted a revised Amended and Restated Executive Officer Severance Plan in January 2020 which was filed as Exhibit 10.1 to Farmer Mac’s Current Report on Form 8-K filed with the SEC on January 23, 2020 (see “Executive Compensation Governance— Executive Compensation—Agreements with Executive Officers”). Ÿ  Former Chief Credit Officer John C. Covington resigned in February 2020, and we paid him severance under a separation agreement as described in Farmer Mac’s Current Report on Form 8-K filed with the SEC on February 14, 2020. Ÿ  We approved an Amended Employment Agreement with President and Chief Executive Officer Bradford T. Nordholm in December 2020 to extend the term of his employment and increase his 2021 target total direct compensation. That agreement was filed as Exhibit 10.1 to Farmer Mac’s Current Report on Form 8-K filed with the SEC on December 30, 2020 (see “Executive Compensation Governance—Executive Compensation—Agreements with Execu- tive Officers”). The Compensation Committee of Farmer Mac’s Board of Directors (“Compensation Committee”) determines the salaries, incentive com- pensation, and other compensation and benefits of Farmer Mac’s named executive officers. The Compensation Committee also recom- mends the compensation of directors in consultation with the Corporate Governance Committee for approval by the Board. The members of the Compensation Committee who determined the 2020 compensation of Farmer Mac’s directors and named executive officers varied during the year depending on when compensation decisions were made. From January through May 2020, the Compensation Committee consisted of Mr. Davidson, Dr. Faivre, Mr. Johnson, Mr. Junkins, Dr. Sherrick, and Ms. Wilcher. From May through December 2020, the Compensation Committee consisted of Mr. Davidson, Mr. Engebretsen, Dr. Faivre, Dr. Sherrick, and Ms. Wilcher. Dr. Sherrick, a Presidential appointee to Farmer Mac’s Board of Directors, was replaced on the Board on December 22, 2020 and did not participate in the first quarter 2021 discussions and decisions about short-term incentive compensation for performance in 2020. Mr. Davidson has served as chair of the Compen- sation Committee since June 7, 2012. No current member of Farmer Mac’s Compensation Committee is or has been an officer or employee of Farmer Mac. Mr. Junkins, who was a member of the Compensation Committee from January through May 2020, served as Farmer Mac’s Acting President and Chief Executive Officer from December 2017 through October 2018 but did not serve on the Compensation Commit- tee during that time. As described in “Corporate Governance Matters— Director Independence,” the Board has affirmatively determined that all members of the Compensation Committee are “independent” under: Ÿ  Farmer Mac’s Corporate Governance Guidelines, which prescribe independence criteria that meet or exceed all general standards for director independence under applicable SEC and NYSE rules; and Ÿ  the added independence criteria prescribed by NYSE rules specifi- cally for directors who serve on the Compensation Committee. The Compensation Committee reviewed the Compensation Committee Charter during 2020 and recommended no changes to it. The Board most recently revised and approved the Compensation Committee Charter on August 7, 2019. The complete text of the Compensation Committee Charter, which reflects standards in SEC and NYSE rules, is available on Farmer Mac’s website (www.farmermac.com) in the “Cor- porate Governance” portion of the “Investors” section. A print copy of the Compensation Committee Charter is available free of charge upon written request addressed to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. EXECUTIVE COMPENSATION GOVERNANCE EXECUTiVE COMPENSATiON GOVERNANCE INTRODUCTION AND 2020 HIGHLIGHTS

PAGE 30 Ÿ  We do not provide perquisites to our executive officers such as club memberships, company cars, or car allowances. We offer limited perquisites to executive officers above and beyond the benefits pro- vided to all other employees, such as paid parking. Ÿ  Our insider trading policy prohibits any director or employee from en- gaging in pledging and specified hedging activities in Farmer Mac’s securities. Ÿ  We have a stock ownership policy to better align the interests of officers and directors with those of Farmer Mac’s stockholders. Ÿ  We have a “clawback” policy that allows us to recover incentive compensation from current or former executive officers for an ac- counting restatement, termination of employment for “cause,” or an incorrect calculation of a financial measure used to determine the value or amount of incentive compensation. Ÿ  We evaluate our executive compensation program regularly to en- sure that it does not create incentives for employees to take ma- terial risks. Farmer Mac has designed its executive compensation program to align with good governance practices. The program reflects our philosophy that: Ÿ  pay should be aligned with appropriate business objectives, effective risk management, and stockholder interests; and Ÿ  incentive compensation should depend on company and individual performance without encouraging undue risk-taking. Under the oversight of our Compensation Committee from design to payout, our executive compensation program is based on a pay-for- performance approach (both short-term and long-term) and executive retention. Our executive compensation program has the following key features consistent with sound governance: Ÿ  Our short-term and long-term incentive compensation is based on balanced frameworks of metrics that are aligned with our mission and support the safety and soundness of Farmer Mac. Ÿ  We continue to use equity grants to remain competitive with our market for executive talent. Our long-term incentive compensation maintains a conservative, balanced mix of stock appreciation rights (“SARs”), performance-based restricted stock units (“RSUs”), and time-based RSUs, placing less emphasis on SARs in the mix of long- term incentive compensation. Ÿ  Much of the long-term incentive compensation we award is con- tingent on increased stockholder value and long-term performance through our grants of SARs and performance-based RSUs. Ÿ  Incentive awards under our performance-based cash and equity plans are subject to caps and specific performance minimums. Ÿ  We do not provide our executive officers with any pension or sup- plemental executive retirement plans (“SERPs”) that include an enhanced contribution formula compared to the formula used for contributions made by Farmer Mac on behalf of other employees. Executive officers participate in our defined contribution qualified retirement plan available to all employees. Our “make-whole” or “restoration” nonqualified deferred compensation plan offered to some executive officers uses the same contribution formula used to determine Farmer Mac’s contributions to the retirement accounts of all employees. Ÿ  We have an employment agreement with our CEO that is a fixed term contract. None of our other executive officers have employ- ment contracts. Ÿ  We provide conservative severance provisions to some executive of- ficers, and we do not provide any additional benefits upon a change- in-control (no “golden parachutes”). EXECUTiVE COMPENSATiON GOVERNANCE OVERVIEW OF FARMER MAC’S EXECUTIVE COMPENSATION PRACTICES COMPENSATION DISCUSSION AND ANALYSIS This Compensation Discussion and Analysis (“CD&A”) discusses our executive compensation program, mainly as it relates to our Chief Ex- ecutive Officer, our Chief Financial Officer, and our three other most highly compensated executive officers during 2020 (“named executive officers”): Ÿ  Bradford T. Nordholm, President and Chief Executive Officer; Ÿ  Aparna Ramesh, Executive Vice President – Chief Financial Officer; Ÿ  Zachary N. Carpenter, Executive Vice President – Chief Business Officer; Ÿ  Stephen P. Mullery, Executive Vice President – General Counsel and Secretary; and Ÿ  John C. Covington, former Executive Vice President – Chief Credit Officer. This list of named executive officers has changed since our CD&A for 2019. The current list of named executive officers, our 2020 CD&A, and the related tabular disclosures reflect some of the leadership chang- es at Farmer Mac during 2020. The Board appointed Ms. Ramesh to her position in January 2020. Mr. Covington resigned from Farmer Mac in February 2020.

PAGE 31 Peer Groups and Market Posture Farmer Mac is a federally chartered corporation created to establish a secondary market for agricultural and rural loans designed to: Ÿ   increase the availability and affordability of credit for agricultural pro- ducers, rural utilities, and generators of renewable energy; Ÿ   provide greater liquidity and lending capacity for agricultural and ru- ral lenders; and Ÿ   facilitate intermediate-term and long-term agricultural and rural funding across business cycles. Farmer Mac is unique because it is a government-sponsored enterprise regulated by the Farm Credit Administration, but is also a publicly- traded financial services company. It is therefore difficult to identify “peer” companies for comparison purposes. However, the Compensa- tion Committee has worked with McLagan to identify a blend of com- parably-sized publicly-traded financial services companies and other mission-focused government-sponsored financial institutions whose business and risk profiles align with Farmer Mac’s. The result is a peer group that includes public banks, Farm Credit System institutions, and Federal Home Loan Banks. The Compensation Committee uses a peer group to assess com- petitive practices. Any peer group used by Farmer Mac is selected based on criteria approved by the Compensation Committee and is designed to align the peer group with the unique attributes of Farmer Mac. The Compensation Committee evaluated the peer group in August 2019 as part of its annual review and, based on advice from McLagan, revised Farmer Mac’s peer group for 2020 to in- clude three segments that groups similar types of organizations for analysis. The Compensation Committee selected the organizations in the new peer group to balance traditional asset comparisons with total employee headcount, operating expense, complexity of operations, number of products, and realistic career opportunities. The Compensation Committee believes that this new approach to the peer group: Ÿ   remains relevant to Farmer Mac in business and organizational focus; Ÿ   provides valuable information about three relevant but distinct labor markets; Ÿ   is of sufficient size to buffer against the effects of removals due to acquisitions and mergers; and Ÿ   is robust enough to ensure statistical reliability of benchmarking data. Compensation Philosophy The Board, through the Compensation Committee, has adopted a total compensation philosophy for Farmer Mac. Farmer Mac’s total compensation philosophy is designed to maintain a compensation program that fosters a performance-oriented, results-based culture where compensation varies based on the business results achieved and is properly aligned with an acceptable risk profile, effective risk management, and stockholder returns. At the 2020 Annual Meeting of Stockholders to approve the compensation of Farmer Mac’s named executive officers disclosed in Farmer Mac’s 2020 Proxy Statement, 99% of the votes cast by Farmer Mac’s stockholders (excluding bro- ker non-votes and abstentions) supported the compensation of the named executive officers. The Board considered the results of this ad- visory vote and determined that Farmer Mac’s compensation policies and decisions should continue to emphasize the total compensation philosophy. Specifically, Farmer Mac’s compensation program aims to: Ÿ  attract, retain, and reward employees with the skills required to ac- complish Farmer Mac’s business objectives; Ÿ   provide accountability and incentives for achievement of those ob- jectives; Ÿ   pay for performance by linking significant compensation to increased stockholder value and the attainment of established corporate per- formance goals; Ÿ   properly balance Farmer Mac’s risk profile with both annual and long-term incentives; Ÿ   align with Farmer Mac’s business processes, such as business planning, performance management, succession planning, and risk management; and Ÿ   reward employees for accomplishments in leadership and strategic performance in areas that can be significant drivers of long-term stockholder value, such as progress on strategic initiatives involving environmental, social, and governance (“ESG”) issues. Farmer Mac’s total compensation philosophy seeks to achieve the appropriate balance among market-based salaries, variable incen- tive compensation, and benefits collectively designed to motivate the named executive officers to achieve Farmer Mac’s current and long- term business objectives and thereby enhance long-term stockholder value. This philosophy also seeks to encourage effective risk man- agement and prudent risk-taking within Board-established parameters with the proper balance between short-term and long-term business performance. Farmer Mac strives to deliver a significant portion of to- tal compensation for executive officers through both short-term and long-term incentives that vary with actual business and personal per- formance. EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 32 Ÿ   Farm Credit West, ACA Ÿ   Federal Farm Credit Banks Funding Corporation Ÿ   GreenStone Farm Credit Services, ACA Ÿ   Northwest Farm Credit Services, ACA Federal Home Loan Banks Ÿ   Federal Home Loan Bank of Atlanta Ÿ   Federal Home Loan Bank of Boston Ÿ   Federal Home Loan Bank of Chicago Ÿ   Federal Home Loan Bank of Cincinnati Ÿ   Federal Home Loan Bank of Dallas Ÿ   Federal Home Loan Bank of Des Moines Ÿ   Federal Home Loan Bank of Indianapolis Ÿ   Federal Home Loan Bank of New York Ÿ   Federal Home Loan Bank of Pittsburgh Ÿ   Federal Home Loan Bank of San Francisco Ÿ   Federal Home Loan Bank of Topeka Ÿ   FHLBanks Office of Finance The Compensation Committee evaluated the peer group in 2020 as part of its annual review and decided to keep the peer group near- ly the same to help inform executive compensation decisions for 2021. The one change for 2021 was to add the compensation paid to executives at National Rural Utilities Cooperative Finance Corpora- tion, a mission-focused financially-oriented cooperative based in the Washington, D.C. metropolitan area, to the composite peer group data reviewed by the Compensation Committee. The Compensation Committee believes that these peer groups are useful tools to assist the Compensation Committee in assessing Farmer Mac’s executive compensation program but provide only one perspective. Because of Farmer Mac’s unique business model and the importance of multiple factors that should be considered in mak- ing compensation decisions, the Compensation Committee has also concluded that competitive market data from any peer group should not be the primary consideration in determining specific pay levels, especially for positions that are not the Chief Executive Officer or the Chief Financial Officer. Our compensation program aims to reward indi- viduals for achieving our goals and to attract, retain, and motivate our executive team, whose skills are critical to the current and long-term success of Farmer Mac. In establishing compensation for 2020, the Compensation Committee examined pay data from these peer groups to stay current with market pay practices and design trends and to as- sess the competitiveness of overall compensation, but the Committee did not rely only on this data. We use data from the peer groups for reference and informational purposes but also consider factors such The Compensation Committee used this new peer group to help de- termine the competitive market for 2020 executive compensation decisions. The peer group includes three segments – one segment composed of 20 public banks, one segment composed of 13 Farm Credit System institutions, and one segment composed of 12 Federal Home Loan Banks: Public Banks Ÿ   BancorpSouth Bank Ÿ   Commerce Bancshares, Inc. Ÿ   First Financial Bankshares, Inc. Ÿ   First Interstate BancSystem, Inc. Ÿ   First Merchants Corporation Ÿ   First Midwest Bancorp Inc. Ÿ   Fulton Financial Corporation Ÿ   Glacier Bancorp, Inc. Ÿ   Great Western Bancorp, Inc. Ÿ   Heartland Financial USA, Inc. Ÿ   Northwest Bancshares, Inc. Ÿ   Old National Bancorp Ÿ   Pinnacle Financial Partners, Inc. Ÿ   Prosperity Bancshares, Inc. Ÿ   Provident Financial Services, Inc. Ÿ   Simmons First National Corporation Ÿ   Trustmark Corporation Ÿ   UMB Financial Corporation Ÿ   Umpqua Holdings Corporation Ÿ   United Community Banks, Inc. Farm Credit System Institutions Ÿ   AgCountry Farm Credit Services, ACA Ÿ   AgriBank, FCB Ÿ   AgFirst Farm Credit Bank Ÿ   American AgCredit, ACA Ÿ   Compeer Financial, ACA Ÿ   Farm Credit Bank of Texas Ÿ   Farm Credit East, ACA Ÿ   Farm Credit Mid-America, ACA Ÿ   Farm Credit Services of America, ACA EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 33 net income attributable to common stockholders by excluding the ef- fects of fair value fluctuations and the effects of specified infrequent or unusual transactions. In summary, the non-GAAP reconciling items between the two measures are: Ÿ   gains or losses on undesignated financial derivatives due to fair value changes; Ÿ   gains or losses on hedging activities due to fair value changes; Ÿ   unrealized gains or losses on trading securities; Ÿ   amortization of premiums or discounts and deferred gains on assets consolidated at fair value; Ÿ   the net effects of terminations or net settlements on financial derivatives; and Ÿ   the exclusion of the effects of specified infrequent or unusual trans- actions that Farmer Mac believes are not indicative of future op- erating results and that may not reflect the trends and economic financial performance of Farmer Mac’s core business. Farmer Mac believes that core earnings is a better measure than GAAP net income to evaluate Farmer Mac’s economic performance and business trends because GAAP net income can be affected sig- nificantly by market fluctuations that are not related to Farmer Mac’s fundamental business. The Compensation Committee measures achievement against each of these performance measures as of year-end. Each performance measure is weighted based on the Compensation Committee’s ex- pectations, and the Compensation Committee establishes thresholds within each performance measure to determine the actual levels of attainment necessary for payout. Although it is always a challenge to narrow down to a few measures, the Compensation Committee chose these measures because they most closely represent the business goals established by the Board and management for each year and balance the need for business volume growth, earnings, disciplined underwriting, and continued financial stability with the enhancement of stockholder value. Long-Term Incentive Compensation. For long-term incentive compen- sation for executive officers, the Compensation Committee awards grants of equity-based compensation in the form of SARs, perfor- mance-based RSUs, and time-based RSUs. All grants of equity-based compensation are required to comply with a policy approved by Farmer Mac’s Board designed to: Ÿ   create a framework for a consistent process for granting equity-based awards; Ÿ   prevent the backdating of awards; Ÿ   prohibit the manipulation of the timing of the public release of material information or of an award with the intent to benefit an award recipient; and Ÿ   ensure the overall integrity and efficiency of Farmer Mac’s award process. as proprietary broader market survey data provided by our compen- sation consultants and our executive officers’ individual performance, experience, and scope of role given our unique strategy and mission. We do not specifically weight any of these criteria in making compen- sation decisions, nor do we target a specific percentile of any peer group. We manage total compensation to be competitive and vary the specific components of compensation to achieve our total com- pensation philosophy. For each named executive officer other than Farmer Mac’s Chief Executive Officer, the Compensation Committee considered recommendations of the Chief Executive Officer along with the above-described factors in establishing compensation for 2020. Approach to Incentive Compensation Farmer Mac strives to deliver a significant portion of total compen- sation for executive officers through both short-term and long-term incentives that vary with actual business and personal performance. Short-Term Incentive Compensation. The Compensation Committee establishes performance measures under the short-term incentive plan each year in an effort to balance business volume and earn- ings growth with prudent risk management objectives. For 2020, the Compensation Committee established three performance measures to quantify these objectives: Ÿ   Business Volume; Ÿ   Earnings; and Ÿ   Ratio of Substandard Assets to Regulatory Capital. The Compensation Committee has also included a discretionary “Leadership and Strategic Performance” measure for each named ex- ecutive officer, as discussed on page 37. In determining whether the targets are met, the Compensation Com- mittee defines the performance measures as follows: Ÿ   “Business Volume”: as of any date of determination, the total out- standing amount of Farmer Mac’s on- and off-balance sheet assets attributable to Farmer Mac’s four lines of business (Farm & Ranch, USDA Guarantees, Rural Utilities, and Institutional Credit) excluding any assets held in Farmer Mac’s liquidity investment portfolio. The Business Volume performance measure used to determine short-term incentive compensation for 2020 used an average of month-end balances during the calendar year rather than the outstanding business volume as of the last day of the calendar year as in previous years. Ÿ   “Earnings”: core earnings (a non-GAAP financial measure reported by Farmer Mac described below) excluding the after-tax effects of provisions for losses, gains or losses on fair value, or sale of real estate owned (“REO”) property. Ÿ   “Substandard Assets” and “Regulatory Capital”: as reported in Farmer Mac’s Annual Report on Form 10-K as of December 31, but excluding REO property. Core earnings, as described in Farmer Mac’s Annual Report on Form 10-K filed with the SEC on February 25, 2021, differs from GAAP EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 34 incentive performance goals to reward achievements directly relat- ed to Farmer Mac’s strategic plan to grow its outstanding business volume while maintaining safety and soundness. The Compensation Committee continues to believe that grants of SARs provide a valuable way to link the executives’ long-term incentive compensation to the interests of Farmer Mac’s stockholders. SARs only have realizable value to the extent that the stockholders have received an increase in value while the SARs are outstanding. See “Executive Compensation Governance—Compensation Discussion and Analysis—Total Compensation Elements—Long-Term Incentive Compensation” for more information about the equity-based grants to named executive officers in 2020. Total Compensation Elements The total compensation package for the named executive officers con- sists of four elements to offer a balanced compensation package: Ÿ   base salary; Ÿ   annual (short-term) cash incentive compensation; Ÿ   long-term, equity-based incentive compensation; and Ÿ   retirement and other benefits, most of which are similarly provided to all other full-time employees. The Compensation Committee believes that this reflects its philoso- phy of promoting a performance-oriented, results-based culture where compensation varies based on business results achieved and is prop- erly aligned with an acceptable risk profile, effective risk management, and stockholder returns. Consistent with Farmer Mac’s total compen- sation philosophy, much of the named executive officers’ total com- pensation is performance-based. The Compensation Committee approved the 2020 target compensa- tion levels for the named executive officers as described in the table below. The table does not include information about Mr. Covington’s 2020 target compensation level because he resigned in February 2020 and was paid severance under a separation agreement as de- scribed in Farmer Mac’s Current Report on Form 8-K filed with the SEC on February 14, 2020. Under this policy, for grants of equity-based compensation awards in the form of RSUs, the number of RSUs awarded is based on a target long-term incentive value approved by the Compensation Committee for the individual divided by the average closing price of Farmer Mac’s Class C Non-Voting Common Stock over the previ- ous 30 calendar days ending seven calendar days before the grant date. For grants of equity-based compensation awards in the form of SARs, the number of SARs awarded is based on a target long-term incentive value approved by the Compensation Committee for the individual divided by the Black-Scholes value ending seven calendar days before the grant date based on assumptions consistent with the assumptions Farmer Mac uses for determining stock-based compen- sation expense under the Financial Accounting Standards Board’s Accounting Standards Codification (ASC) Topic 718. The Board policy requires the exercise price or grant price of any SAR to be the fair value of Farmer Mac’s Class C Non-Voting Common Stock on the grant date, defined as the closing price of that stock as reported by the NYSE on the grant date. Grants of equity-based compensation are generally made to our named executive officers each year shortly after the filing of Farmer Mac’s Annual Report on Form 10-K with the SEC. Awards to executive offi- cers may also be made in special circumstances such as the start of employment, exceptional performance, promotion, or assumption of additional duties. The equity grants are generally allocated as follows: Ÿ   50% of the applicable targeted value for long-term incentive com- pensation in the form of time-based RSUs; Ÿ   25% of the applicable targeted value for long-term incentive com- pensation in the form of performance-based RSUs; and Ÿ   25% of the applicable targeted value for long-term incentive com- pensation in the form of SARs. The performance-based RSUs granted in March 2020 are linked to Farmer Mac’s performance so that the RSUs will vest on March 31, 2023 only if Farmer Mac achieves specified long-term performance goals for Business Volume as of December 31, 2022, subject to “gatekeeper” metrics related to capital and asset quality. These performance-based RSUs may increase or decrease above or below the targeted value at the time of grant, depending on actual per- formance. The Compensation Committee established the long-term EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 35 2020 Target Compensation Levels Name Base Salary Target Bonus Target Total Cash Compensation1 Target Long-Term incentive Value2 Target Total Direct Compensation3 Bradford T. Nordholm $750,000 $600,000 (80% of base salary) $1,350,000 $825,000 $2,175,000 Aparna Ramesh $500,000 $200,000 (40% of base salary) $ 700,000 $300,000 $1,000,000 Zachary N. Carpenter $410,000 $205,000 (50% of base salary) $ 615,000 $315,000 $ 930,000 Stephen P. Mullery $435,000 $174,000 (40% of base salary) $ 609,000 $240,000 $ 849,000 1 Target total cash compensation equals approved base salary plus target bonus. 2 Includes the value of time-based RSUs, performance-based RSUs, and SARs, with a target of 50%, 25%, and 25%, respectively, for each type of award granted in 2020. For Mr. Nordholm, also includes a separate grant of time-based RSUs valued at approximately $125,000 on the grant date, which vested on March 31, 2021. The number of RSUs and SARs actually granted in March 2020 was determined in accordance with the Board policy on grants of equity-based compensation described above in "Approach to Incentive Compensation." 3 Target total direct compensation equals target total cash compensation plus the target long-term incentive value. In determining the target compensation levels for 2020, the Compen- sation Committee reviewed peer group market information provided by McLagan for the compensation elements of base salary, target total cash compensation, and target total direct compensation for each po- sition. The Compensation Committee also reviewed other market infor- mation related to trends in the broader banking and financial services industry provided by McLagan to provide more context. In determining each element of target compensation for 2020, the Compensation Committee considered the applicable market information in relation to Farmer Mac’s performance and the relevant position in the peer group. The Compensation Committee also considered factors unique to each individual, such as an individual’s: Ÿ   performance, expertise, experience, competencies, and skills; Ÿ   contribution to Farmer Mac’s performance; Ÿ   tenure at Farmer Mac; Ÿ   future potential; Ÿ   scope of responsibility and accountability within Farmer Mac; Ÿ   ethics and integrity; and Ÿ   other leadership attributes and accomplishments. The Compensation Committee does not target a specific percentile in the peer group for each element of total direct compensation and con- siders the variety of factors described above in considering the range of competitiveness for target total direct compensation. The Compensation Committee re-evaluated the total compensation package for each incumbent Senior Vice President level and higher executive officer during first quarter 2020 other than Ms. Ramesh, whose compensation package was approved in November 2019 be- fore her appointment in January 2020 and not later changed during 2020. Based on the Compensation Committee’s review of peer group and other market data related to the broader banking and financial services industry, the Compensation Committee approved the follow- ing limited changes to named executive officer compensation for 2020 compared to 2019: Ÿ   Bradford T. Nordholm: Increased target total direct compensation by $125,000 (in the form of a separate award of time-based RSUs) compared to the compensation package agreed to in his October 2018 employment agreement. This increased Mr. Nordholm’s total target direct compensation by 6.1% for 2020 compared to his tar- geted level for 2019. EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 36 Ÿ   Zachary N. Carpenter: Increased base salary by $10,000 and main- tained the fixed target percentage for target bonus at 50% of base salary. Mr. Carpenter joined Farmer Mac in May 2019 and did not receive any long-term incentive awards in 2019, so his total target direct compensation for 2019 was much lower than for his first full year of employment with Farmer Mac in 2020. His targeted value of long-term incentive awards of $315,000 for 2020 reflected the compensation package approved by the Compensation Committee and agreed to by Mr. Carpenter before joining Farmer Mac. Ÿ   Stephen P. Mullery: Increased base salary by $10,000 and main- tained the fixed target percentage for target bonus at 40% of base salary. Increased the targeted value of long-term incentive awards by $15,000 compared to 2019 grant of equity compensation. The cumulative effect of these actions was to increase Mr. Mullery’s to- tal target direct compensation by 3.5% for 2020 compared to his targeted level for 2019. Base Salary. We pay base salary to provide current and prospective executives with a predictable core amount of annual compensation, regardless of Farmer Mac’s financial results, so long as the execu- tives perform their duties in a competent, professional manner. The Compensation Committee sets this pay element at a level that, by itself, would provide executives with a level of financial security com- mensurate with the competitive market, but not at a level expected to be adequate alone to retain executives or motivate outstanding perfor- mance. The Compensation Committee strives to balance the annual base salary with the opportunity for executives to realize value in the form of both short-term and long-term incentive compensation, while remaining competitive relative to the peer group. The Compensation Committee reviews the base salaries of Farmer Mac’s executive offi- cers annually shortly after the end of the calendar year, as well as at the time of promotions or other changes in responsibilities. Increases in salary normally take effect on January 1 unless a promotion or new hire requires a different timing. In March 2020, the Compensation Committee determined the 2020 annual base salaries of Messrs. Carpenter and Mullery based on an evaluation of each individual’s performance, experience, level of re- sponsibilities, level of base salary, and peer group market data provid- ed by McLagan. The Compensation Committee approved increases to the annual base salaries of those two individuals, which were effective retroactively to January 1, 2020: Ÿ   Mr. Carpenter – increase from $400,000 to $410,000; and Ÿ   Mr. Mullery – increase from $425,000 to $435,000. Mr. Nordholm’s annual base salary for 2020 remained at $750,000, which is the starting base salary agreed to in his initial employment agreement signed in October 2018. The Compensation Committee determined Ms. Ramesh’s starting base salary of $500,000 per year in November 2019 before her appointment in January 2020. In late 2020 and early 2021, the Compensation Committee deter- mined the 2021 annual base salaries for all of the named executive officers (other than Mr. Covington) based on an evaluation of each executive’s performance, experience, level of responsibilities, level of base salary, and peer group market data provided by McLagan. The Compensation Committee approved changes to annual base salaries, which were effective retroactively to January 1, 2021: Ÿ   Mr. Nordholm – increase from $750,000 to $800,000; Ÿ   Ms. Ramesh – increase from $500,000 to $515,000; Ÿ   Mr. Carpenter – increase from $410,000 to $425,000; and Ÿ   Mr. Mullery – increase from $435,000 to $450,000. The increase to Mr. Nordholm’s 2021 annual base salary reflects the new annual base salary the Compensation Committee approved for Mr. Nordholm’s amended employment agreement that the Board ap- proved in December 2020. Mr. Nordholm had not received a base salary increase since he first joined Farmer Mac in October 2018. His new base salary for 2021 is an increase of 6.7% compared to his base salary for 2020. Under Mr. Nordholm’s amended employment agreement, the Compensation Committee will review his base salary periodically for potential increases in the Committee’s sole discretion, but no increase in base salary will be required during the term of the amended employment agreement through March 31, 2024. The an- nual merit increases of $15,000 each to Ms. Ramesh and Messrs. Carpenter and Mullery resulted in base salary increases of 3.0%, 3.7%, and 3.4%, respectively. Annual Cash Incentive Compensation. We provide annual cash incen- tive compensation to motivate and reward performance by the ex- ecutive officers. We measure this performance by comparing Farmer Mac’s results against specified short-term goals established by the Compensation Committee and reviewed by the Board. In determining the performance goals and weightings for the year, the Compensation Committee considers competitive practices for incentive design and seeks to encourage prudent risk-taking within Board-established pa- rameters by balancing growth in business volume and earnings with risk management objectives. Consistent with this philosophy, the Com- pensation Committee chose performance goals and weightings for 2020 that it believed struck the appropriate balance among the cor- porate goals of earnings (25% weight), business volume (25% weight), and asset quality (15% weight), as well as an individual’s leadership and strategic performance (35% weight). These are the same metrics and weightings used to determine short-term incentive compensation for 2019, although the Committee changed the methodology for some of the specific goals for 2020 compared to 2019: Ÿ   the result for the Business Volume metric for 2020 was determined based on an average of monthly balances during the calendar year rather than as of the last day of the calendar year; Ÿ   the specified levels for the maximum payout of 200% for the Earn- ings and Business Volume metrics reflect the “stretch” goals for those metrics for 2020 in Farmer Mac’s 5-year strategic plan; and EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 37 Ÿ   the specified levels for the ratio of substandard assets to regulatory capital metric for 2020 were changed to make them more difficult to achieve: – pay the threshold amount for achieving a ratio of less than 50% (decreased from 100% for 2019); – pay the target amount for achieving a ratio of less than 40% (de- creased from 60% for 2019); and – pay the maximum amount paid for achieving a ratio of less than 30% (decreased from 40% for 2019). These goals most closely represent the business strategies and objec- tives established by the Board and management in Farmer Mac’s busi- ness plan for 2020 and seek to reward responsible growth by balanc- ing the need for growth in business volume and earnings, disciplined underwriting, and continued financial stability with enhancement of stockholder value. The Compensation Committee believes that these short-term goals align with Farmer Mac’s long-term goals and public mission. In 2020, the Compensation Committee continued its practice of aligning business strategies and objectives established by the Board and management in Farmer Mac’s business plan for the year by linking the threshold, target, and maximum amounts for each of the “Earn- ings” and “Business Volume” components directly to projections made in Farmer Mac’s business plan for 2020, instead of to fixed percentage increases over the prior year results. As detailed below, Farmer Mac must also achieve pre-established financial and business thresholds before any annual cash incentive compensation will be paid. For 2020, each of the named executive officers other than Mr. Coving- ton (who did not receive a cash bonus for performance in 2020) earned the percentages of the components of his or her targeted cash incentive compensation as described in the table below. 65% of each individual’s incentive compensation for 2020 reflected Farmer Mac’s attainment of the specified measures, which was the same for all named executive officers. The other 35% of an individual’s cash incentive compensation reflected the Compensation Committee’s qualitative evaluation of the achievements toward the strategic initiatives of Farmer Mac by each individual and the named executive officers as a group. For actual performance between threshold, target, and maximum amounts, the annual incentive award earned is interpolated on a straight-line basis. If performance falls below the threshold amount, no payment is made. For 2020, each of the named executive offi- cers other than Mr. Covington earned the percentages of the compo- nents of his or her annual targeted cash incentive compensation as described in the table below. For 2020, Farmer Mac met or exceeded the amounts set forth in the maximum column for “Earnings” and “Ra- tio of Substandard Assets to Regulatory Capital” and the amount set forth in the threshold column for “Business Volume.” The Compensation Committee places the most weight in the short- term incentive “scorecard” on the “Leadership and Strategic Per- formance” component (weighted at 35%) because the Committee believes that some accomplishments in this area that are more sub- jective and not easily quantified can be significant drivers of long-term stockholder value. Some factors the Compensation Committee con- siders in its qualitative evaluation of each named executive officer were an individual’s professional skills, leadership, responsibility, work organization, initiative, creativity, dedication, resourcefulness, and lev- el of contribution to the attainment of business plan objectives and strategic initiatives. The Compensation Committee reviewed Farmer Mac’s 2020 accomplishments and qualitatively judged, in its evalu- ation, the 2020 achievements by each of the named executive of- ficers (other than Mr. Covington) and the named executive officers as a group, with particular focus on certain individuals’ outstanding leadership during the significant changes in executive management and the Board during 2020, further enhancing Farmer Mac’s long- term strategic planning and the effectiveness of risk management, and achieving strong earnings while maintaining capital adequacy and efficiency. When combined, the level of incentive achieved by each of the named executive officers (other than Mr. Covington) for 2020 ranged from 162% to 166% of the applicable target bonus. Annual incentive compensation payments for 2020, which are disclosed in “Executive Compensation—Summary Compensation Table,” were paid in March 2021. Measure Weight Threshold (Pays 50%) Target (Pays 100%) Maximum (Pays 200%) Result Paid Earnings1 25% $94.5 million $101.0 million $104.2 million $106.6 million 50.00% Business Volume 25% $21.15 billion $21.73 billion $22.20 billion $21.70 billion 24.34% Ratio of Substandard Assets to Regulatory Capital 15% less than 50% less than 40% less than 30% 28.47% 30.00% Leadership and Strategic Performance 35% Evaluation by Compensation Committee of Performance Evaluation by Compensation Committee of Performance Evaluation by Compensation Committee of Performance leadership, strategic initiatives, risk management, and capital efficiency Varied by individual between 57.75% and 61.25% Total 100% Varied by individual between 162.09% and 165.59% 1 See page 33 for a description of the calculation of “Earnings” for these purposes. EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 38 For 2020, no annual incentive compensation would have been paid unless two criteria were met: Ÿ   Farmer Mac has positive core earnings of at least $20.0 million after the provision for losses and preferred stock dividends; and Ÿ   the Compensation Committee’s satisfactory evaluation of any regu- latory actions taken during the year. For short term incentive compensation for performance in 2021, the Compensation Committee decided to maintain the same metrics, weightings, and methodology used to determine short-term incentive compensation for 2020 based on business plan forecasts for 2021. The Compensation Committee retains discretion to award no annu- al cash incentive pay in appropriate circumstances regardless of the achievement against corporate performance targets. Long-Term Incentive Compensation. The Compensation Committee is keenly aware of the need to discourage excessive risk taking by Farmer Mac’s executives while rewarding growth in stockholder value. The Compensation Committee therefore uses a mix of equity com- pensation for executive officers designed to reward performance and properly align the interests of executive officers with the long-term interests of stockholders through a balance of stock awards. In 2020, long-term incentive compensation consisted of grants of time-based RSUs, performance-based RSUs, and SARs with an exercise price equal to the fair market value of Farmer Mac’s Class C Non-Voting Common Stock on the date of grant. Competitive long-term incentive awards also help retain executives over the longer term. The Compen- sation Committee considers the annual value of all components of the total compensation package, including base salary, annual incentive cash compensation, long-term incentive pay, and retirement benefits and perquisites when determining the form and level of long-term eq- uity grants. Although there is no formula for allocation, the long-term incentive grants are considered as part of the overall compensation package. When considering the competitive market, the Compensa- tion Committee looks at the annual value of long-term grants. The annual values granted reflect the intended compensation for that year, so prior grants are considered only if there is a concern with maintain- ing market competitiveness. In March 2020, the Compensation Committee granted time-based RSUs, performance-based RSUs, and SARs to Ms. Ramesh and Messrs. Nordholm, Carpenter, and Mullery after the filing of Farmer Mac’s Annual Report on Form 10-K for fiscal year 2019. In setting 2020 equity awards, the Compensation Committee determined a tar- geted value for the awards that was competitive and reasonable when compared to Farmer Mac’s peer group and the practices of the broad- er banking and financial services industry, as well as consistent with Farmer Mac’s performance and compensation philosophy. Ÿ   The overall targeted value for the March 2020 equity awards to Mr. Nordholm of $825,000 increased $125,000 compared to the targeted value of his 2019 equity awards. Ÿ   The overall targeted values for the March 2020 equity awards to Ms. Ramesh ($300,000) and to Mr. Carpenter ($315,000) reflected their respective compensation packages approved by the Compen- sation Committee before they joined Farmer Mac. Ms. Ramesh and Mr. Carpenter did not receive equity awards in 2019. Ÿ   The overall targeted value for the March 2020 equity awards to Mr. Mullery of $240,000 increased by $15,000 compared to the targeted value of his 2019 equity awards. Ÿ   Mr. Covington was granted equity awards in February 2020 with an overall targeted value of $275,000 in connection with his separa- tion of employment from Farmer Mac, as described in Farmer Mac’s Current Report on Form 8-K filed with the SEC on February 14, 2020. This targeted value was $21,000 less than the targeted value of his 2019 equity awards. Time-Based RSUs Granted in 2020 The Compensation Committee granted each of the named executive officers time-based RSUs in March 2020 that vest in three equal an- nual installments, the first of which vested on March 31, 2021. The second and third installments of those grants will vest on March 31, 2022 and March 31, 2023, respectively, if the individuals are still em- ployed by Farmer Mac on those dates (or have satisfied the retirement provisions of the related award agreement). Because Mr. Nordholm and Mr. Covington have already satisfied the retirement provisions of the award agreements for the 2020 grants of time-based RSUs, they will vest in the remaining RSUs as scheduled in 2022 and 2023 even if they are no longer employed by Farmer Mac on the vesting dates (unless Mr. Nordholm’s employment is terminated for cause or Mr. Covington violates the terms of his separation agreement). The Com- pensation Committee also granted Mr. Nordholm a separate perfor- mance award of time-based RSUs in March 2020 to recognize his out- standing performance in 2019. The targeted value of that award was $125,000 on the grant date, and it vested in full on March 31, 2021. Performance-Based RSUs Granted in 2020 The performance-based RSUs granted to Ms. Ramesh and Messrs. Nordholm, Carpenter, and Mullery in March 2020 will be eligible to vest on March 31, 2023 in an amount determined by the Compensa- tion Committee for each executive officer between 50% and 200% of the target number of RSUs granted to that executive officer. Subject to satisfaction of the “gatekeepers” described below, the number of shares of Farmer Mac Class C Non-Voting Stock to be awarded for the vesting of these performance-based RSUs will be based on Farmer Mac’s Business Volume as of December 31, 2022 as follows: Ÿ   performance at a Business Volume of $21.239 billion is required for vesting of any RSUs and will earn the threshold level of 50% of the target number of RSUs granted; Ÿ   performance at the target Business Volume of $25.323 billion will earn 100% of the target number of RSUs granted; and Ÿ   performance at or above the “stretch” goal for Business Volume included in Farmer Mac’s 5-year strategic plan of $31.004 billion will earn the maximum award of 200% of the target number of RSUs granted. EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 39 Performance between these Business Volume goals will earn shares in an interpolated amount of the target number of RSUs granted (50% to 100% of the target number for performance between the threshold goal and target goal and 100% to 200% of the target number for per- formance between the target goal and “stretch” goal). The “gatekeepers” for the March 2020 grants of performance-based RSUs are: Ÿ   maintain compliance with all applicable regulatory capital require- ments during the January 1, 2020 through March 31, 2022 per- formance period; Ÿ   achieve a three-year average ratio of net charge-offs to the aver- age balance of total outstanding on- and off-balance sheet loans, guarantees, and commitments excluding any assets held in Farmer Mac’s liquidity investment portfolio (“Net Outstanding Business Vol- ume”) less than 20 basis points; and Ÿ   achieve a three-year average percentage of total 90-day delinquen- cies to the average balance of Net Outstanding Business Volume of less than 1%. In performing the calculations for the “gatekeepers,” “net charge-offs” means charge-offs to Farmer Mac’s allowance for losses net of actual recoveries plus any writedowns on real estate owned (REO) properties and any gains or losses realized upon disposition of REO properties. Average balances are determined by calculating a simple average of reported balances as of the end of each calendar quarter. The performance-based RSUs granted to Mr. Covington on his last day of employment in February 2020 are linked to Farmer Mac’s perfor- mance so that they will vest on March 31, 2023 only if Farmer Mac achieves specified long-term performance goals focused on capital efficiency and credit quality (the same performance metrics used for the performance-based RSUs granted to executives in 2019). SARs Granted in 2020 The SARs granted to the named executive officers in 2020 vest in three equal annual installments, the first of which vested on March 31, 2021. The second and third installments of those grants will vest on March 31, 2022 and March 31, 2023, respectively, if the individuals are still employed by Farmer Mac on those dates (or have satisfied the retirement provisions of the related award agreement). Because Mr. Nordholm and Mr. Covington have already satisfied the retirement provisions of the award agreements for the 2020 grants of SARs, they will vest in the remaining SARs as scheduled in 2022 and 2023 even if they are no longer employed by Farmer Mac on the vesting dates (unless Mr. Nordholm’s employment is terminated for cause or Mr. Covington violates the terms of his separation agreement). 2021 Equity Grants In March 2021, the Compensation Committee granted time-based RSUs, performance-based RSUs, and SARs to all the named executive officers other than Mr. Covington at the first Committee meeting after the filing of Farmer Mac's Annual Report on Form 10-K for fiscal year 2020. The Compensation Committee set 2021 equity awards in the same manner as it did in 2020 and in accordance with Farmer Mac's total compensation philosophy described above. These 2021 equity awards are described in Farmer Mac's Current Report on Form 8-K filed with the SEC on March 8, 2021. Retirement Plans. During 2020, Farmer Mac provided retirement benefits for all employees through a 401(k) plan that contains an employer-funded defined contribution element. Farmer Mac annually contributes 13.2% of each employee’s base compensation up to the Social Security wage base ($137,700 in 2020) and 18.9% of each employee’s base compensation above the Social Security wage base, up to the compensation limit set by the Internal Revenue Ser- vice ($285,000 in 2020). Based on these contribution formulas and applicable limits, Farmer Mac contributed $46,016 for 2020 to the 401(k) accounts of each of the named executive officers other than Mr. Covington, who resigned in February 2020. Farmer Mac’s 401(k) plan also permits employees to make their own retirement contribu- tions, subject to applicable limits set by the Internal Revenue Service. Starting in May 2017, Farmer Mac began to offer a nonqualified de- ferred compensation plan to designated executive officers. The plan is designed to restore employer retirement contributions for participants to the levels they would have otherwise been eligible to receive in em- ployer contributions under the 401(k) plan absent the limits imposed by the Internal Revenue Code (“Code”) on the amount of compensa- tion that can be considered under a qualified retirement plan. Under this nonqualified deferred compensation plan, Farmer Mac credits the account of each participant with an amount equal to 18.9% of the dif- ference between (i) the annual compensation limit under 401(a)(17) of the Code, described above, and (ii) the participant’s annual base sala- ry. In calculating employer credits, a participant’s annual base salary is capped at $700,000 for Farmer Mac’s President and Chief Executive Officer and $500,000 for all other participants. For 2020, Farmer Mac credited the accounts of Ms. Ramesh and Messrs. Nordholm, Car- penter, and Mullery in the amounts of $40,635, $78,435, $23,625 and $28,350, respectively. Farmer Mac did not credit any amount under the nonqualified deferred compensation plan for Mr. Covington in 2020 as a result of his resignation in February 2020. Mr. Covington forfeited the amounts credited to his account for 2017, 2018, and 2019 (and any related investment earnings) because he was not vest- ed in those amounts at the time of his resignation. The Compensation Committee has determined that Farmer Mac’s nonqualified deferred compensation plan will be made available to executive officers with a title of Executive Vice President or higher. See “Executive Compen- sation Governance—Executive Compensation—Nonqualified Deferred Compensation Table” for more information about Farmer Mac’s non- qualified deferred compensation plan. Other Benefits. Other than Mr. Covington, whom Farmer Mac no longer employs, Farmer Mac provides the named executive officers participa- tion in Farmer Mac’s standard employee benefit plans on the same terms as other employees, which include: Ÿ   medical, dental, and vision insurance coverage with all premiums paid by Farmer Mac; EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 40 Ÿ   funding of an employee health savings account by Farmer Mac; and Ÿ   a group term life insurance policy that provides a benefit equal to one year’s base salary up to $300,000. Farmer Mac also makes available to its executive officers paid parking in the garage beneath Farmer Mac’s headquarters. In limited circumstances, Farmer Mac also reimburses for reasonable moving expenses. Instead of reimbursing Ms. Ramesh for relocation expenses in 2020, Farmer Mac paid her a one-time sign-on cash bo- nus of $100,000 and a related tax reimbursement "gross-up" amount of $91,075 related to that bonus. That payment is reported in the "Summary Compensation Table" on page 43 in the "All Other Compen- sation" column. Payments in Connection with a Change-in-Control Farmer Mac’s multi-class capital structure established by its statutory charter substantially precludes any change-in-control through voting rights associated with its Voting Common Stock. Thus, no provision is made for payments to named executive officers in connection with any change-in-control, and no outstanding equity awards to the named executive officers will vest upon a change-in-control. Post-Employment Compensation Mr. Nordholm has an employment agreement that provides for sever- ance payments if the agreement is terminated by Farmer Mac other than for cause. Ms. Ramesh and Messrs. Carpenter and Mullery cur- rently participate in Farmer Mac’s Amended and Restated Executive Officer Severance Plan, as revised in January 2020. That plan provides for severance payments if Farmer Mac terminates employment other than for cause. See “Executive Compensation Governance—Executive Compensation—Agreements with Executive Officers.” Impact of Accounting and Tax Treatment on Compensation Awards In general, Section 162(m) of the Code places a limit of $1 million on the amount of compensation that Farmer Mac may deduct in any one year per person for certain executive officers of Farmer Mac. There is an exception to the limitation for “performance-based compensation” meeting certain requirements for taxable years beginning on or before December 31, 2017 or, for later years, payable under a binding written agreement in effect on or before November 2, 2017 that satisfies the performance rules and is not materially modified. Farmer Mac has not historically made compensation decisions based solely on the effect of the tax deductibility or accounting treatment of compensation to named executive officers, although the Compensa- tion Committee does balance tax deductibility with other business con- siderations. To the extent practicable, the Compensation Committee intends to preserve the tax deductibility of compensation paid to ex- ecutive officers but will not necessarily limit executive compensation to what is deductible under Section 162(m) of the Code if necessary to attract, retain, and reward high-performing executives. It is therefore possible that compensation for executive officers may exceed the per person $1 million limitation for deductibility in any particular year. And the deductibility of some types of compensation depends on the timing of an executive’s vesting or exercise of previously granted equity awards. Farmer Mac’s Policies on Stock Ownership and Trading Stock Ownership Policy In March 2019, the Board approved a policy on stock ownership ap- plicable to Farmer Mac’s officers and directors (each, a “covered per- son”) to encourage them to maintain a meaningful ownership interest in Farmer Mac, help align their interests with those of Farmer Mac’s stockholders, and promote sound corporate governance and a long- term perspective in managing Farmer Mac. Under the policy, each covered person is expected to beneficially own a specified amount of Farmer Mac’s Class C Non-Voting Common Stock, calculated as a multiple of the covered person’s annual base salary or annual cash retainer, as described in the table below: Title Minimum Ownership Requirement Chief Executive Officer 3 times annual base salary Executive Vice President 2 times annual base salary Senior Vice President annual base salary Vice President half of annual base salary Non-Employee Director 2 times annual cash retainer In determining satisfaction of the applicable minimum ownership requirement for a covered person, the policy includes the following shares and equity rights: Ÿ   shares directly owned or beneficially owned indirectly (such as through family trusts, immediate family members, or retirement ac- counts); Ÿ   shares of unvested time-based restricted stock; and Ÿ   shares attributable to unvested time-based RSUs. The shares and equity rights that do not count toward satisfaction of the applicable minimum ownership requirement for a covered person include: unexercised vested or unvested stock options or SARs; shares of unvested performance-based restricted stock; and shares attribut- able to unvested performance-based RSUs. The stock ownership policy requires covered persons to satisfy the applicable minimum ownership requirement within five years of March 13, 2019, or within five years from the date of hire, promotion, initial election, or initial appointment, as applicable. The Committee administers this policy and may make exceptions to the applicable minimum ownership requirement based on personal circumstances or hardship of a covered person. For more information on the stock ownership of our named executive officers and directors, see “Stock Ownership of Directors, Director Nominees, Named Executive Officers, and Certain Beneficial Owners.” EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 41 Insider Trading Policy Farmer Mac has a policy on insider trading applicable to all directors and employees, including named executive officers, that requires com- pliance with the federal securities laws and adherence to Farmer Mac’s pre-clearance and other policies and procedures (including “open windows” for sales of stock and adopting Rule 10b5-1 plans). Farmer Mac’s insider trading policy prohibits any director or employee (includ- ing officers) from engaging in (1) any pledging activities in Farmer Mac’s securities and (2) any short sales of, or purchases or sales of puts, calls, or other derivative securities based on, Farmer Mac’s securities. Clawback Policy In 2018, the Compensation Committee reviewed and recommended approval of a revised compensation recoupment or “clawback” policy, which the full Board approved. Under the policy, the Compensation Committee has the full power and authority and sole and exclusive discretion to construe, interpret, and administer the policy. The policy provides that Farmer Mac may recover from any current or former executive officer or controller and any other designated employee all or a portion of previously granted incentive compensation as follows: Ÿ   If Farmer Mac is required to prepare an accounting restatement, an amount, if any, (a) in excess of what would have been paid under the accounting restatement during the preceding three-year period, or (b) that constitutes a reasonable estimate of the effect of the accounting restatement if the excess amount described in (a) of this bullet cannot be determined directly from the information in the related accounting restatement. Ÿ   If an individual subject to the policy is terminated for “cause,” an amount up to 100% of the incentive compensation received during the preceding three-year period before the date of termination, with the amount to be determined by the Compensation Committee in its sole discretion based on the conduct involved. Ÿ   During the preceding three fiscal years, if a financial measure used to determine the value or amount of incentive compensation re- ceived from Farmer Mac was calculated incorrectly, any amount of the incentive compensation in excess of what would have been re- ceived based on the recalculated measure. All cash or equity incentive compensation awards granted since 2012 have been subject to this “clawback” policy. The policy provides that if final rules or regulations are issued under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), the Com- pensation Committee will amend the policy to reflect and comply with these new rules and regulations. Risk Farmer Mac has considered how much its compensation policies and practices influence the behaviors of our executives and other employ- ees in taking business risks that could affect the company. We believe that our compensation policies and practices, either individually or in the aggregate, are not reasonably likely to have a material adverse effect on Farmer Mac. Compensation Consultant Fees The Compensation Committee has engaged McLagan to serve as the Compensation Committee’s independent compensation consultant since April 2019. McLagan is accountable to and reports directly to the Compensation Committee. Farmer Mac’s management had no role in selecting McLagan in the Compensation Committee’s initial en- gagement of the firm in 2019 or the individuals who serve as the Com- pensation Committee’s independent compensation advisors, although management did consult with other McLagan advisors about com- pensation benchmarking for non-executive officer employees during 2020. Consistent with its compensation consultant independence policy, the Compensation Committee pre-approved these additional advisory services provided to management. For 2020, Farmer Mac incurred an aggregate amount of $77,000 in fees (not including reim- bursement for travel-related expenses) for the executive and director compensation advisory services that McLagan provided directly to the Compensation Committee. Farmer Mac incurred an aggregate amount of $26,750 in fees for the employee compensation advisory services that McLagan provided to management during 2020. The Compensation Committee has assessed the independence of McLagan under SEC rules and NYSE listing standards and concluded that no conflict of interest exists that would have prevented or would prevent McLagan from independently representing the Compensation Committee. COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION From January through May 2020, the Compensation Committee consist- ed of Mr. Davidson, Dr. Faivre, Mr. Johnson, Mr. Junkins, Dr. Sherrick, and Ms. Wilcher. From May through December 2020, the Compensation Com- mittee consisted of Mr. Davidson, Mr. Engebretsen, Dr. Faivre, Dr. Sherrick, and Ms. Wilcher. None of these current or former directors is, or has been, a Farmer Mac officer or employee other than Mr. Junkins, who served as Farmer Mac’s Acting Chief Executive Officer from December 2017 through October 2018 but did not serve on the Compensation Committee during that time. None of the current or former members of the Compensation Committee had any relationship requiring disclosure by Farmer Mac as a “related person transaction” under SEC rules. None of Farmer Mac’s current executive officers has served as a member of the Board or the Compensation Committee or as a director of another SEC-reporting entity during the last completed fiscal year. EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 42 COMPENSATION COMMITTEE REPORT The following report of the Compensation Committee shall not be deemed to be “soliciting material,” or to be “filed” with the SEC, and will not be deemed to be incorporated by reference into any filing by Farmer Mac under the Securities Act or the Exchange Act, unless Farmer Mac specifically requests that the information be treated as soliciting material or specifically incorporates the report by reference into a document. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management, and, based on that review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement. This report of the Compensation Committee shall be deemed “furnished” in Farmer Mac’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Compensation Committee Richard H. Davidson, Chair James R. Engebretsen Sara L. Faivre LaJuana S. Wilcher EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 43 EXECUTIVE COMPENSATION Summary Compensation Table The following table provides information about the compensation awarded to, earned by, or paid to Farmer Mac’s named executive officers for the fiscal year ended December 31, 2020, as well as the two previous fiscal years, if applicable. Name and Principal Position Fiscal Year Salary RSU Awards1 SARs Awards2 Non-Equity incentive Compensation3,4 All Other Compensation5,6 Total Bradford T. Nordholm President and Chief Executive Officer 2020 $750,000 $658,627 $194,321 $993,515 $84,332 $2,680,795 2019 750,000 610,107 211,115 1,049,737 79,380 2,700,339 2018 160,275 250,066 — 120,643 29,852 560,836 Aparna Ramesh Executive Vice President – Chief Financial Officer 2020 500,000 227,960 83,281 327,672 231,710 1,370,623 Stephen P. Mullery Executive Vice President – General Counsel and Secretary 2020 435,000 182,564 66,624 282,029 76,872 1,043,089 2019 425,000 196,224 67,889 282,551 46,926 1,018,590 2018 415,000 169,026 56,164 187,270 41,183 868,643 Zachary N. Carpenter Executive Vice President — Chief Business Officer 2020 410,000 239,460 87,433 339,451 23,625 1,099,969 2019 260,822 — — 216,751 181,844 659,417 John C. Covington Former Executive Vice President – Chief Credit Officer 2020 51,154 188,021 67,144 — 651,148 957,467 2019 380,000 258,128 89,308 — 46,001 773,437 2018 370,000 242,771 80,697 158,696 38,072 890,236 1 Represents the aggregate grant date fair value of the performance-based and time-based RSUs awarded in 2020, 2019, and 2018. The grant date fair value of the performance-based RSUs assumes 100% as the probable outcome of the performance metrics over the three-year performance period. The grant date fair value for RSU awards in February and March 2020 was $72.26 and $75.16, respectively (the closing price of the stock on the date of the grant as reported by the NYSE). The grant date fair value for RSU awards in February and April 2019 was $82.76 and $75.64, respectively (the closing price of the stock on the date of the grant as reported by the NYSE). The grant date fair value for RSU awards in March, April, and October 2018 was $86.15, $85.14, and $69.89, respectively. 2 Represents the aggregate grant date fair value of the SARs awarded in 2020, 2019, and 2018. Assumptions made in the calculation of these amounts are included in Note 9 to the financial statements on page 173 of Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2020. SARs awarded to execu- tive officers in February and March 2020 were granted at the fair value of $15.44607 and $15.04616 per share, respectively. SARs awarded to executive officers in February 2019 were granted at the fair value of $20.51651 per share. SARs awarded to executive officers in March 2018 were granted at the fair value of $22.97085 per share. 3 For each of the named executive officers, the amounts in this column were (i) the amounts paid in 2021 for amounts earned in 2020, if applicable; (ii) the amounts paid in 2020 for amounts earned in 2019, if applicable; and (iii) the amounts paid in 2019 for amounts earned in 2018, if applicable. Mr. Carpenter’s annual cash incentive award earned in 2019 was prorated based on the number of days he was employed at Farmer Mac during 2019. 4 For each of the named executive officers other than Mr. Covington, annual cash incentive awards earned for the business plan year ending on December 31, 2020 were calculated as described in “Compensation Discussion and Analysis—Total Compensation Elements—Annual Cash Incentive Compensation” on pages 36-38, and were paid in March 2021. 5 The amounts listed for each of the named executive officers include: (i) dividend equivalents paid in cash on RSUs that vested (a) in 2020 in the amount of $5,897 for Mr. Nordholm, $15,491 for Mr. Mullery, and $22,013 for Mr. Covington; (b) in 2019 in the amount of $18,873 for Mr. Mullery and $27,101 for Mr. Covington; and (c) in 2018 in the amount of $14,075 for Mr. Mullery and $20,117 for Mr. Covington; (ii) amounts paid on behalf of each of the named executive officers for disability and/or life insurance premiums, to the extent that they previously elected to receive additional disability or life insurance offered by Farmer Mac; and (iii) employer contributions under Farmer Mac’s nonqualified deferred compensation plan for 2020 in the amount of $78,435 for Mr. Nordholm, $40,635 for Ms. Ramesh, $23,625 for Mr. Carpenter, and $28,350 for Mr. Mullery; for 2019 in the amount of $79,380 for Mr. Nordholm, $27,405 for Mr. Mullery, and $18,900 for Mr. Covington; and for 2018 in the amount of $26,460 for Mr. Mullery and $17,955 for Mr. Covington. For Mr. Nordholm, the amount listed for 2018 is for expenses paid by Farmer Mac for Mr. Nordholm’s relocation to Washington, D.C., which consisted of reimbursement of Mr. Nordholm’s moving expenses and Farmer Mac’s payment of rent and incidental costs for Mr. Nordholm’s temporary housing in an apartment located near Farmer Mac’s main office. For Mr. Carpenter, the amount EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 44 CEO Pay Ratio Median Employee Under regulations implemented by the SEC under the Dodd-Frank Act, Farmer Mac must disclose the ratio of annual total compensation of its Chief Executive Officer to the median total compensation of all of Farmer Mac’s employees (excluding the Chief Executive Officer) for the most recently completed fiscal year. Excluding Farmer Mac’s President and Chief Executive Officer, Farmer Mac employed 120 individuals on December 18, 2020, the second to last pay date of the year (“de- termination date”), all of whom were working on a full-time basis at that time. Farmer Mac is using the same median employee in its pay ratio calculation from the prior fiscal year because that employee’s circumstances have not changed. Farmer Mac’s employee popula- tion remained materially consistent and its employee compensation arrangements have not materially changed between 2019 and 2020, so the use of the same median employee did not result in a significant change to our pay ratio disclosure. Ratio of Annual Total Compensation of CEO to Median Employee Farmer Mac’s President and Chief Executive Officer, Mr. Nordholm, served in that role for all of 2020 and his total annual compensation has been set forth in the Summary Compensation Table in in this proxy statement. The annual total compensation for the median employ- ee has been calculated using the same methodology used for our named executive officers in the Summary Compensation Table in this proxy statement. The calculations of annual total compensation for Mr. Nordholm and Farmer Mac’s median employee are $2,680,795 and $165,500, respectively. Thus, Farmer Mac’s reasonable estimate of the 2020 CEO to median employee pay ratio is 16:1. In light of the many different methodologies, assumptions, adjustments, and esti- mates that companies may apply under the regulations implemented by the SEC under the Dodd-Frank Act, this information should not be used as a basis for comparison to other companies. Grants of Plan-Based Awards Table The table below provides, for each of the named executive officers during 2020, more information about 2020 grants of RSUs and SARs under Farmer Mac’s Amended and Restated 2008 Omnibus Incentive Plan and the potential range of awards that were approved for 2020 under the annual incentive compensation plan. These awards are also described in the Summary Compensation Table above. listed for 2019 is for expenses paid by Farmer Mac for Mr. Carpenter’s relocation to the Washington, D.C. metropolitan area, which consisted of a reimbursement of $100,000 of Mr. Carpenter’s moving expenses and a related income tax reimbursement “gross-up” amount of $81,844 related to those expenses. For Ms. Ramesh, the amount listed for 2020 includes a sign-on cash bonus of $100,000, in lieu of relocation expenses, and a related income tax reimbursement “gross-up” amount of $91,075 related to that bonus. For Mr. Mullery, the amount listed for 2020 includes an accrued vacation payout of $32,692. For Mr. Covington, the amount listed for 2020 includes an accrued vacation payout of $29,231. The amounts listed for each of the named executive officers do not include: (i) the costs for health insurance paid on behalf of the named executive officers because they are the same as amounts paid for health insurance costs on behalf of other employees who elected similar coverage (e.g., single, married, or family coverage); (ii) premium payments made on behalf of the named executive officers for the group term life insurance policy plan because they participate in this plan on the same terms as all other Farmer Mac employees; and (iii) employer contri- butions to Farmer Mac’s 401(k) retirement plan on behalf of the named executive officers because they participate in this plan on the same terms as all other Farmer Mac employees. 6 Along with the amounts listed for Mr. Covington in footnote 5 above, the amount of all other compensation paid to Mr. Covington in 2020 includes the following separation pay related to his resignation in February 2020 under the terms of a Separation Agreement and General Release of Claims: (i) a one-time cash payment of $263,750 (an amount intended to approximate a cash bonus that Mr. Covington did not receive for performance in calendar year 2019); and (ii) bi-weekly pay- ments totaling $336,154 from his resignation date through the end of 2020. EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 45 Estimated Future Payouts Under Non-Equity incentive Plan Awards1 Estimated Future Payouts Under Equity incentive Plan Awards2 All Other SARs Awards: Number of Securities Underlying SARs3 (#) Exercise Price of SARs Awards4 ($/Sh) Grant Date Fair Value of Stock and SARs Awards5 ($) Name Grant Date Board or Compensation Committee Approval Date Threshold ($) Target ($) Maximum ($) Threshold (#) Target (#) Target & Maximum (#) Bradford T. Nordholm $300,000 $600,000 $1,200,000 3/3/2020 3/3/2020 — 6,404 6,404 $481,325 3/3/2020 3/3/2020 1,180 2,359 4,718 177,302 3/3/2020 3/3/2020 12,915 $75.16 194,321 $300,000 $600,000 $1,200,000 1,180 8,763 11,122 12,915 $852,948 Aparna Ramesh $100,000 $200,000 $ 400,000 3/3/2020 3/3/2020 — 2,022 2,022 $151,974 3/3/2020 3/3/2020 506 1,011 2,022 75,987 3/3/2020 3/3/2020 5,535 $75.16 83,281 $100,000 $200,000 $ 400,000 506 3,033 4,044 5,535 $311,242 Stephen P. Mullery $ 87,000 $174,000 $ 348,000 3/3/2020 3/3/2020 — 1,620 1,620 $121,759 3/3/2020 3/3/2020 405 809 1,618 60,804 3/3/2020 3/3/2020 4,428 $75.16 66,624 $ 87,000 $174,000 $ 348,000 405 2,429 3,238 4,428 $249,187 Zachary N. Carpenter $102,500 $205,000 $ 410,000 3/3/2020 3/3/2020 — 2,124 2,124 $159,640 3/3/2020 3/3/2020 531 1,062 2,124 79,820 3/3/2020 3/3/2020 5,811 $75.16 87,433 $102,500 $205,000 $ 410,000 531 3,186 4,248 $5,811 $326,893 John C. Covington $ — $ — $ — 2/14/2020 2/14/2020 — 1,734 1,734 $125,299 2/14/2020 2/14/2020 — 868 868 62,722 2/14/2020 2/14/2020 4,347 $72.26 67,144 $ — $ — $ — — 2,602 2,602 4,347 $255,165 1 These columns show the range of potential payouts under the annual incentive compensation plan for all named executive officers during 2020. The performance period covers January 1, 2020 through December 31, 2020. For actual performance between threshold, target, and maximum, the annual incentive award earned is interpolated on a straight-line basis. See “Executive Compensation Governance—Compensation Discussion and Analysis—Total Compensation Elements— Annual Cash Incentive Compensation” for a discussion of the material terms of the total payout for 2020 under non-equity incentive plan awards for Ms. Ramesh and Messrs. Nordholm, Mullery, and Carpenter. Mr. Covington did not receive any payout for 2020 under the annual incentive compensation plan as a result of his resignation in February 2020, but he did receive separation pay in 2020 as described in Farmer Mac’s Current Report on Form 8-K filed with the SEC on February 14, 2020. 2 Represents the potential payout range of shares related to RSUs granted in 2020. 1,685 time-based RSUs granted to Mr. Nordholm in March 2020 vested on March 31, 2021. The remaining grants of time-based RSUs to Ms. Ramesh and Messrs. Nordholm, Carpenter, and Mullery in March 2020 vest in three equal annual installments, the first of which vested on March 31, 2021. The second and third installments of those grants will vest on March 31, 2022 and March 31, 2023, respectively, if those individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements. The grant of performance-based RSUs, vesting on March 31, 2023 is contingent on the achievement of performance objectives related to business volume, subject to “gatekeeper” metrics related to capital and asset quality for the performance period of January 1, 2020 through December 31, 2022 (“Performance Period”). If at the end of the Performance Period the Compensation Committee determines that Farmer Mac has satisfied the “gatekeepers,” the performance-based RSUs will be eligible to vest on March 31, 2023 in an amount determined by the Compensation Committee for each executive officer between 50% and 200% of the target number of RSUs granted to that executive officer, based on Farmer Mac’s total outstanding on- and off-balance sheet loans, guarantees, and commitments exclud- ing any assets held in Farmer Mac’s liquidity investment portfolio (“Net Outstanding Business Volume”) as of December 31, 2022. Performance at the target Net Outstanding Business Volume of $25.323 billion will earn 100% of the target number of RSUs granted. Performance at a Net Outstanding Business Volume of $21.239 billion is required for vesting of any performance-based RSUs and will earn the threshold level of 50% of the target number of RSUs granted. Performance at or above Net Outstanding Business Volume of $31.004 billion will earn the maximum award of 200% of the target number of RSUs granted. Performance-based RSUs that vest are settled in shares of Farmer Mac’s Class C Non-Voting Common Stock. EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 46 3 Represents the number of SARs granted during 2020. The SARs granted to Ms. Ramesh and Messrs. Nordholm, Carpenter, Mullery, and Covington in February and March 2020 vest in three equal annual installments, the first of which vested on March 31, 2021. The second and third installments of those grants will vest on March 31, 2022 and March 31, 2023, respectively, if those individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements. 4 The exercise price is the closing price for a share of Class C Non-Voting Common Stock on the date of grant as reported by the NYSE. 5 Amounts shown represent the grant date fair value of the equity award granted to the named executive officers in 2020. For grants of RSUs, the fair value is the market value of the underlying stock on the grant date (which is the same price as the exercise price for SARs). For SARs granted on February 14, 2020 and March 3, 2020, the fair value on the grant date has been estimated using the Black-Scholes option pricing model with the assumptions set forth in Note 9 to the financial statements on page 173 of Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2020, resulting in a value of approximately $15.45 and $15.05 per share, respectively. Outstanding Equity Awards at Fiscal Year End There were no unexercised stock options previously granted to executive officers as of December 31, 2020. The table below provides information about unexercised SARs previously granted to Ms. Ramesh and Messrs. Nordholm, Carpenter, Mullery, and Covington as of December 31, 2020. Name Unexercised SARs # Exercisable Unexercised SARs # Unexercisable1 SARs Exercise Price SARs Expiration Date2 Bradford T. Nordholm 3,430 6,860 $82.76 February 27, 2029 — 12,915 75.16 March 3, 2030 Aparna Ramesh — 5,535 $75.16 March 3, 2030 Stephen P. Mullery 3,000 — $21.69 April 5, 2022 6,545 — 30.20 April 3, 2023 3,780 — 33.90 April 2, 2024 5,610 — 32.39 April 1, 2025 7,125 — 35.75 March 15, 2026 3,381 — 60.84 March 14, 2027 1,630 815 86.15 March 13, 2028 1,103 2,206 82.76 February 27, 2029 — 4,428 75.16 March 3, 2030 Zachary N. Carpenter — 5,811 $75.16 March 3, 2030 John C. Covington 3,238 — $60.84 February 14, 2025 2,342 1,171 86.15 February 14, 2025 1,451 2,902 82.76 February 14, 2025 — 4,347 72.26 February 14, 2025 1 Unexercisable SARs with an exercise price of $75.16 or $72.26 per share vest in three equal annual installments, the first of which vested on March 31, 2021. The second and third installments will vest on March 31, 2022 and March 31, 2023, respectively, if the applicable individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements. Unexercisable SARs with an exercise price of $82.76 per share vest in three equal annual installments, the first and second of which vested on March 31, 2020 and March 31, 2021, respectively, and the third of which will vest on March 31, 2022 if the applicable individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements. Unexercisable SARs with an exercise price of $86.15 per share vested on March 31, 2021. 2 Consistent with the retirement provisions of the related award agreements, the expiration dates of March 15, 2026, March 14, 2027, March 13, 2028, and February 27, 2029 for the SARs previously awarded to Mr. Covington were all amended to an expiration date of February 14, 2025 (five years after separation of employment for any SARs that continue to vest due to retirement) upon Mr. Covington’s separation of employment from Farmer Mac on February 14, 2020. EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 47 The following table provides information about unvested RSUs previously granted to Ms. Ramesh and Messrs. Nordholm, Carpenter, Mullery, and Covington as of December 31, 2020. Name Number of Shares Attributable to Unvested RSUs Market Value of Unvested RSUs2 Vesting Date3 Bradford T. Nordholm1 8,474 $629,195 March 31, 2021 5,669 420,923 March 31, 2022 3,932 291,951 March 31, 2023 Aparna Ramesh 674 $ 50,045 March 31, 2021 674 50,045 March 31, 2022 1,685 125,111 March 31, 2023 Stephen P. Mullery 2,157 $160,157 March 31, 2021 1,857 137,882 March 31, 2022 1,349 100,163 March 31, 2023 Zachary Carpenter 708 $ 52,569 March 31, 2021 708 52,569 March 31, 2022 1,770 131,423 March 31, 2023 John C. Covington 2,837 $210,647 March 31, 2021 2,311 171,592 March 31, 2022 1,446 107,366 March 31, 2023 1 Upon the start of his employment on October 15, 2018, Mr. Nordholm was awarded 3,578 time-based RSUs, which "cliff" vested on March 31, 2021. 2 Calculated based on a price of $74.25 per share (the closing price for the Class C Non-Voting Common Stock on the last trading day of 2020 as reported by the NYSE). 3 For the RSUs vesting in March 2021: (i) Mr. Nordholm's vesting in 3,578 time-based RSUs granted upon the start of his employment on October 15, 2018; (ii) Mr. Nordholm's vesting in 1,685 time-based RSUs granted in March 2020; (iii) vesting of one-third of each of the grants of time-based RSUs made in March 2018, February 2019, and March 2020 (only grants made in 2019 and 2020 for Mr. Nordholm and only grants made in 2020 for Ms. Ramesh and Mr. Carpenter); (iv) with respect to 50% of the grant of performance-based RSUs made in 2018, vesting is contingent on Farmer Mac maintaining compliance with all applicable regulatory capital requirements between January 1, 2018 to December 31, 2020, with the Compensation Committee retaining discretion to vest 0% to 100% of this portion of the award based on the Committee's subjective evaluation of the efficiency of Farmer Mac’s use of capital over that three-year period and (v) with respect to 50% of the grant of performance-based RSUs made in 2018, vesting is contingent on Farmer Mac attaining: A. annual rate of net charge-offs in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business less than or equal to 20 basis points for the period starting on January 1, 2018 and ending on December 31, 2020; and B. an average percentage of total 90-day delinquencies in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business of not greater than 2.5% for the period starting on January 1, 2018 and ending on December 31, 2020. The Compensation Committee determined that the performance goals set forth under (iv) and (v) were met, so 100% of the performance-based RSUs vesting in March 2021 vested on March 31, 2021 for Messrs. Covington and Mullery. For the RSUs vesting in March 2022: (i) vesting of one-third of the grant of time-based RSUs made in March 2019; (ii) with respect to 50% of the grant of performance-based RSUs made in 2019, vesting is contingent on Farmer Mac maintaining compliance with all applicable regulatory capital requirements between January 1, 2019 to December 31, 2021, with the Compensation Committee retaining discretion to vest 0% to 100% of this portion of the award based on the Committee's subjective eval- uation of the efficiency of Farmer Mac’s use of capital over that three-year period and (iii) with respect to 50% of the grant of performance-based RSUs made in 2019, vesting is contingent on Farmer Mac attaining: A. annual rate of net charge-offs in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business less than or equal to 20 basis points for the period starting on January 1, 2019 and ending on December 31, 2021; and B. an average percentage of total 90-day delinquencies in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business of not greater than 2.5% for the period starting on January 1, 2019 and ending on December 31, 2021. For the RSUs vesting in March 2023: the amount eligible to vest will be determined by the Compensation Committee for each executive officer contingent on the achievement of performance objectives related to business volume, subject to “gatekeeper” metrics related to capital and asset quality for the performance period of January 1, 2020 through December 31, 2022 (“Performance Period”). If at the end of the Performance Period the Compensation Committee determines that Farmer Mac has satisfied the “gatekeepers,” the performance-based RSUs will be eligible to vest on March 31, 2023 in an amount determined by the Compensation Committee for each executive officer between 50% and 200% of the target number of RSUs granted to that executive officer, based on Farmer Mac's total outstanding on- and off-balance sheet loans, guarantees, and commitments excluding any assets held in Farmer Mac's liquidity investment portfolio ("Net Outstanding Business Volume") as of December 31, 2022. Performance at the target Net Outstanding Business Volume of $25.323 billion will earn 100% of the target number of RSUs granted. Performance at a Net Outstanding Business Volume of $21.239 billion is required for vesting of any performance-based RSUs and will earn the threshold level of 50% of the target number of RSUs granted. Performance at or above Net Outstanding Business Volume of $31.004 billion will earn the maximum award of 200% of the target number of RSUs granted. See "Executive Compensation Governance—Compensation Discussion and Analysis—Total Compensation Elements —Long Term Incentive Compensation — Performance-Based RSUs Granted in 2020" for more information about the performance-based RSUs. EXECUTIVE COMPENSATION GOVERNANCE

PAGE 48 SAR Exercises and Stock Vested The following table provides information about SARs exercised during 2020 by Mr. Covington, who was the only named executive officer to exercise SARs during the year. The value realized upon exercise of the SARs is the difference between (i) the fair market value of the Class C Non-Voting Common Stock on the date of exercise and (ii) the SARs grant price, then multiplied by the number of SARs exercised, exclud- ing the amounts retained by Farmer Mac to satisfy tax withholding requirements arising from the exercises. Name Number of SARs Exercised (#) Number of Shares Acquired Upon Exercise (#)1 Value Realized Upon Exercise ($)1 John C. Covington 3,412 1,180 $88,736 1 The table above reflects shares and the value of shares (including cash paid for any fractional shares) that were delivered to Mr. Covington during 2020 and does not include shares that were retained by Farmer Mac to satisfy tax withholding requirements arising from the exercise. The following table provides information about RSUs that vested during 2020 and were issued to the named executive officers, other than Ms. Ramesh and Mr. Carpenter, neither of whom vested in any RSUs during 2020. Name1 Number of Shares Acquired on Vesting (#) Value Realized on Vesting ($)2 Bradford T. Nordholm 1,638 $ 89,271 Stephen P. Mullery 1,268 69,106 John C. Covington 2,143 116,794 1 For all named executive officers, the table above reflects shares and the value of shares (including cash paid for any fractional shares) that were delivered to the applicable named executive officer upon vesting and does not include shares that were retained by Farmer Mac to satisfy tax withhold- ing requirements arising from the vesting of these shares. 2 For all named executive officers, the value realized upon vesting of the RSUs reflects the cash paid for any fractional shares and the number of shares vested multiplied by $54.50, which was the closing price of the Class C Non-Voting Common Stock on the business day before the vesting date as reported by the NYSE. Nonqualified Deferred Compensation Table The Nonqualified Deferred Compensation Plan of the Federal Agricul- tural Mortgage Corporation (“NQDC Plan”) is a nonqualified deferred compensation plan designed to comply with the provisions of Section 409A of the Code and became effective on May 1, 2017. The purpose of the NQDC Plan is to: Ÿ   restore retirement contributions by Farmer Mac on behalf of each of its current executive officers with the title of Executive Vice Pres- ident or higher to the level those individuals would have otherwise been eligible to receive in employer contributions under Farmer Mac’s 401(k) retirement plan without the limits imposed by Section 401(a)(17) of the Code on the amount of annual compensation that can be considered in determining employer contributions under a qualified retirement plan; and Ÿ   permit each of Farmer Mac’s current executive officers with the title of Executive Vice President or higher to elect to defer a portion of compensation without reference to the limitations in Farmer Mac’s 401(k) plan or those imposed by Section 415(c)(1)(A) of the Code for qualified defined contribution retirement plans. Under the NQDC Plan, Farmer Mac credits the account of each par- ticipant each calendar year with an amount equal to 18.9% of the dif- ference between (i) the annual compensation limit under 401(a)(17) of the Code, which was $285,000 for 2020, and (ii) a participant’s annual base salary, which in calculating employer credits under the NQDC Plan is capped at $700,000 for Farmer Mac’s Chief Executive Officer and $500,000 for all other participants. This fixed contribu- tion percentage is the same formula used for determining employer contributions to Farmer Mac’s 401(k) plan based on an employee’s annual base salary that is above the applicable Social Security wage base for that year. In addition to employer credits to the accounts of each participant and subject to applicable tax laws, participants in the NQDC Plan may elect to defer up to 80% of their base salary and up to 80% of any short-term incentive cash bonus scheduled to be received in any one year. A participant may elect to defer compensation until a fixed and determinable date that must be at least two years after the first day of the year in which the deferral election became effective. A participant will be fully vested in non-elective employer credits upon the earliest to occur of: (i) death, (ii) disability, or (iii) three years following the effective date of participation in the NQDC Plan. A participant will be immediately fully vested in all amounts credited attributable to elective deferrals of compensation. The earliest to occur of the following events will trigger the distribu- tion of all amounts credited to a participant’s account, including both non-elective employer credits and elective deferrals: (i) death, (ii) dis- ability, and (iii) the later to occur of the participant’s separation from service (as defined in Section 409A of the Code) or attaining the age of 65. A participant may elect to receive these payments in a single lump sum cash payment or in annual installments for a period of up to ten years, although account balances will become payable immediately in a single lump sum cash payment upon a participant’s death or dis- ability. A participant also can request a distribution in the event of an unforeseen emergency (as defined in Section 409A of the Code). Account balances under the NQDC Plan earn or lose value based on the investment performance of one or more of the investment funds offered under the NQDC Plan and selected by the participants, which are generally similar to the investment options offered under Farmer Mac’s 401(k) retirement plan available to all employees. The returns on the funds in each current participant’s account ranged from 1.46% to 13.91% for the year ended December 31, 2020. EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 49 All amounts credited to a participant’s account under the NQDC Plan represent Farmer Mac’s contractual obligation to pay future benefits and will not be secured by any segregated assets, thereby putting NQDC Plan participants in a similar position to the unsecured general creditors of Farmer Mac. The following table shows the benefits accrued under the NQDC Plan by Farmer Mac’s named executive officers that participated in the NQDC Plan as of December 31, 2020. Name Aggregate Balance at End of 2019 Executive Contributions1 in 2020 Farmer Mac’s Contributions2 in 2020 Aggregate Earnings3 in 2020 Aggregate Withdrawals/ Distributions4 Aggregate Balance5 at End of 2020 Bradford T. Nordholm $79,383 $— $78,435 $ 1,158 $ — $158,976 Aparna Ramesh — — 40,635 — — 40,635 Stephen P. Mullery 89,018 — 28,350 12,285 — 129,653 Zachary N. Carpenter — — 23,625 — — 23,625 John C. Covington 61,238 — — 8,520 (69,758) — 1 None of the named executive officers elected to defer any compensation in 2020 under the NQDC Plan. 2 The amounts listed represent the amounts credited for 2020 by Farmer Mac at the end of the year to the accounts of the named executive officers under the NQDC Plan. These amounts are also reported in the “Summary Compensation Table” on page 43 in the “All Other Compensation” column. 3 The amounts listed represent the net amounts credited to the accounts of the named executive officers during 2020 under the NQDC Plan as a result of the per- formance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure above. These amounts do not represent above-market or preferential earnings and therefore are not reported in the “Summary Compensation Table” on page 43. 4 The amount shown as a withdrawal or distribution for Mr. Covington represents the amount forfeited because his resignation in February 2020 occurred before he had satisfied the three-year vesting requirement of the NQDC Plan. 5 The amounts listed represent the amounts of the NQDC Plan balances at the end of 2020 for each of the named executive officers other than Mr. Covington. Mr. Covington forfeited the full amount of his balance as of the end of 2019 ($69,758) because his resignation in February 2020 occurred before he had satisfied the three-year vesting requirement of the NQDC Plan. The following employer contribution amounts were previously reported as compensation for each named executive officer in the “Summary Compensation Table” in 2019: (i) $79,380 for Mr. Nordholm; (ii) 27,405 for Mr. Mullery; and (iii) $18,900 for Mr. Covington; and in 2018: (i) $26,460 for Mr. Mullery; and (ii) $17,955 for Mr. Covington. EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 50 Agreements with Executive Officers Mr. Nordholm is the only current executive officer who is party to an employment agreement with Farmer Mac. Ms. Ramesh and Messrs. Carpenter and Mullery participate in the Amended and Restated Ex- ecutive Officer Severance Plan. Farmer Mac’s Board revised this Sev- erance Plan in January 2020, as described in Farmer Mac’s Current Report on Form 8-K filed with the SEC on January 23, 2020, and des- ignated Ms. Ramesh and Messrs. Carpenter, Covington, and Mullery for continued participation in that Plan. Mr. Covington resigned from Farmer Mac on February 14, 2020 and received separation pay as described in Farmer Mac’s Current Report on Form 8-K filed with the SEC on February 14, 2020. Employment Agreement with Farmer Mac’s President and Chief Exec- utive Officer Mr. Nordholm, Farmer Mac’s President and Chief Executive Officer, is party to an amended employment agreement dated December 23, 2020 (“Agreement”) with Farmer Mac through March 31, 2024, sub- ject to earlier termination as provided in the Agreement. The Agreement may be renewed following expiration of the initial term for two succes- sive one-year periods upon a vote of the Board and Mr. Nordholm’s agreement in writing to any such renewal. The Agreement requires Farmer Mac and Mr. Nordholm to provide at least 180 days’ notice before the expiration of the initial term (and of any renewal term) about whether the parties intend to seek to negotiate a renewal of the Agree- ment, which is designed to promote effective planning for a smooth transition to a successor executive at the end of Mr. Nordholm’s term as Farmer Mac’s President and Chief Executive Officer. Under the Agreement, Farmer Mac and Mr. Nordholm have agreed to the following terms, among others: Ÿ   Base Salary. Mr. Nordholm’s annual base salary under the Agreement remained at $750,000 through December 31, 2020 and increased to $800,000 starting January 1, 2021, less applicable withholding for taxes and similar items. This base salary will be reviewed by Farmer Mac at the beginning of each year starting in 2022 and may be in- creased in the sole discretion of the Board or the Compensation Com- mittee of the Board, although no increase in the base salary will be required during the remainder of the initial term after the increase to $800,000 on January 1, 2021. Mr. Nordholm’s annual base salary may not be decreased below $800,000. Ÿ   Annual Incentive Compensation. For work performed in 2020, Mr. Nordholm’s target annual cash incentive payment remained at 80% of his base salary. Mr. Nordholm’s target annual cash incentive pay- ment increased to 100% of his base salary for work performed start- ing January 1, 2021. The target amount for annual cash incentive payments will be reviewed periodically by Farmer Mac and may be modified in the sole discretion of the Board or the Compensation Committee of the Board. Ÿ   Long-Term Incentive Compensation. Mr. Nordholm will be eligible to receive awards of long-term incentive compensation from time to time in a form, and subject to such conditions, as determined by the Board or the Compensation Committee of the Board in its sole discretion. On March 2, 2021 (when 2021 long-term incentive awards were made to other senior executives of Farmer Mac), the Board granted Mr. Nordholm long-term equity compensation valued at approximately $1,000,000 under the methodology prescribed in Farmer Mac’s policy on grants of equity-based compensation and subject to similar terms and conditions as apply to similar 2021 annual long-term incentive grants made to other senior executives of Farmer Mac. This target amount for the value of annual long-term incentive compensation awarded in future years will be reviewed pe- riodically by Farmer Mac and may be modified in the sole discretion of the Board or the Compensation Committee of the Board. Ÿ   Expense Reimbursement. Farmer Mac will reimburse actual reason- able and necessary business expenses incurred by Mr. Nordholm in carrying out his duties under the Agreement, in each case in accordance with Farmer Mac’s policies as in effect from time-to- time and subject to Mr. Nordholm’s compliance with the terms of those policies. Ÿ   Benefits. Mr. Nordholm is eligible to participate in the welfare benefit plans and programs, incentive, savings, and retirement compensa- tion programs, and other employee benefits generally available to other senior executives of Farmer Mac and on terms no less favor- able than for other senior executives of Farmer Mac. Mr. Nordholm is also entitled to five weeks of paid vacation per year. Ÿ   Events of Termination. Mr. Nordholm’s employment will terminate upon his death or disability and may be terminated at any time by Farmer Mac with or without “cause” (as defined in the Agreement), or by Mr. Nordholm voluntarily or if Farmer Mac materially breaches, and fails to cure, its obligations under the Agreement. Ÿ   Payment of Accrued Compensation. If Mr. Nordholm’s employment is terminated for any reason (including upon expiration of the term of the Agreement), Farmer Mac will pay to Mr. Nordholm all base salary and expense reimbursements as of the date of termination. These accrued and unpaid amounts shall not include any amount related to accrued vacation pay or annual cash incentive payments (other than amounts earned but not yet paid for Mr. Nordholm’s service during a prior entire completed fiscal year). Ÿ   Payments Upon Disability. Upon the termination of Mr. Nordholm’s employment due to a “disability” (as defined in the Agreement), if Mr. Nordholm is not eligible for, or is otherwise not covered by, disability insurance and if Mr. Nordholm (or his estate or heirs) ex- ecutes a full release of claims in favor of Farmer Mac substantially in the form attached to the Agreement (the “Release”), Farmer Mac will continue to pay Mr. Nordholm (or his estate or heirs) for 12 months, his then-current base salary. Ÿ   Severance Pay. If Farmer Mac terminates Mr. Nordholm’s employ- ment other than for “cause” (as defined in the Agreement), or Mr. Nordholm terminates his employment in connection with an un- cured material breach of the Agreement by Farmer Mac, subject to Mr. Nordholm’s execution of a Release, Farmer Mac shall, to the extent permitted by law and regulation, pay Mr. Nordholm the following severance benefits: (i) an aggregate lump sum amount in cash equal to the sum of (a) Mr. Nordholm’s base salary and (b) his base salary multiplied by the incentive compensation target EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 51 (currently 100%), and (ii) continuation of health care coverage pur- suant to COBRA, at Farmer Mac’s expense, until the earlier of (a) the date that is one year from the date of termination of his employ- ment or (b) the date that he becomes eligible for medical insurance coverage through another employer, which obligation shall not be affected by Mr. Nordholm’s eligibility for Medicare. Any severance pay received by Mr. Nordholm from Farmer Mac under the Agreement will not be mitigated by any subsequent earnings by Mr. Nordholm from any other source. Mr. Nordholm shall not be entitled to severance pay under the Agreement due to the termination of employment upon the expiration of the term. Ÿ   Constructive Termination. Mr. Nordholm’s ability to terminate his em- ployment and receive severance pay in connection with an uncured material breach of the Agreement by Farmer Mac does not include the ability to do so for a diminution of scope of authority due to the appointment of a successor CEO during a CEO succession process initiated by the Board as long as Mr. Nordholm’s compensation owing under the Agreement is not reduced. Ÿ   Post-Termination Restrictive Covenants. In connection with any ter- mination of employment of Mr. Nordholm for any reason under the Agreement, he has agreed (i) not to compete with Farmer Mac, other than with Farmer Mac’s written permission, for a period of two years; (ii) not to solicit any of Farmer Mac’s “members of manage- ment” (as defined in the Agreement) or employees for two years; (iii) not to disclose or use Farmer Mac’s “confidential information” (as defined in the Agreement); and (iv) not to disparage or dimin- ish the reputation of Farmer Mac, its products, services, officers, directors, or employees. Upon the termination of Mr. Nordholm’s employment other than for cause, Farmer Mac has agreed that its Board shall instruct its officers not to make any public statement or publish on behalf of Farmer Mac any statement that disparages or tends to diminish the reputation of Mr. Nordholm. Ÿ   Service on Outside Boards. Farmer Mac has consented to Mr. Nordholm continuing to serve as a member of certain outside boards of directors so long as the Board does not determine, in its sole discretion at any time, that any such role interferes with Mr. Nordholm’s job duties at Farmer Mac or that any such role presents a conflict of interest to serv- ing as an employee or officer of Farmer Mac. Ÿ  Arbitration. Farmer Mac and Mr. Nordholm have agreed to resolve all legally actionable disputes that arise under the Agreement by binding arbitration before a panel of three arbitrators experienced in employment law. Any arbitration will be conducted in accordance with the rules applicable to employment disputes of the Model Em- ployment Rules of the American Arbitration Association and the laws applicable to the claim. Ÿ   Indemnification. Farmer Mac has agreed that it will not amend Arti- cle VIII of its By-Laws (indemnification provisions) or reduce Farmer Mac’s Directors’ and Officers’ insurance coverage, in either case in a manner disproportionately adversely affecting Mr. Nordholm without his prior written consent. Amended and Restated Executive Officer Severance Plan In June 2012, Farmer Mac’s Board adopted an Executive Officer Severance Plan (“Original Plan”). The primary purpose of the Original Plan was to provide executive officers with reasonable compensation in the event of their termination of employment with Farmer Mac. In November 2016, Farmer Mac’s Board adopted an Amended and Re- stated Executive Officer Severance Plan (“2016 Plan”). On January 16, 2020, Farmer Mac’s Board approved revisions to the Amended and Restated Executive Officer Severance Plan (“Current Plan”), which retained the substantive provisions of the 2016 Plan, but revised the “Cause” definition to more closely track the employment agreement of Farmer Mac’s Chief Executive Officer, clarified the terms under which an executive may terminate employment on an adverse change in conditions of employment, removed payment of accrued vacation and accrued annual incentive pay from the severance payment, and made other administrative and modernizing changes. Farmer Mac’s Board also approved a new form of participation agreement with enhanced and clarified restrictions on competition, solicitation, and disparage- ment, made other procedural changes, and updated the form of re- lease attached to the participation agreement. Of the named executive officers, Ms. Ramesh and Messrs. Carpenter and Mullery are the only participants in the Current Plan. Under the Current Plan, if Farmer Mac terminates a Participant’s em- ployment other than for “Cause” (as defined in the Current Plan) or if the Participant terminates his or her employment with Farmer Mac after an “Adverse Change in Conditions of Employment” (as defined in the Current Plan), upon execution of a valid release agreement that becomes effective and irrevocable, the Participant will be entitled to: Ÿ   an amount equal to the sum of the Participant’s annual base salary and annual target bonus, payable in one lump sum; Ÿ   for 12 months, Farmer Mac’s payment of the cost of premiums for the Participant and the Participant’s eligible dependents for con- tinuing health, dental, and vision benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), which amounts shall be limited to the excess over what Farmer Mac’s active employees are then required to pay for comparable benefits sponsored by the company and the payment of which shall also be subject to the Participant’s continued compliance with the terms of the Participation Agreement, with payment ceasing if the individual becomes eligible for a new employer’s coverage; and Ÿ   payment of any accrued and unpaid annual base salary and any unpaid expense reimbursements incurred by the Participant for or- dinary and reasonable business expenses incurred in the course of conducting Farmer Mac business (but not including any accrued va- cation pay or any accrued annual target bonus other than amounts not yet paid for service during an entire completed fiscal year, sub- ject to discretion exercised in the ordinary course). Under the Current Plan, these payments and benefits will be in lieu of any other severance payments to Participants. EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 52 Upon termination of a Participant’s employment due to disability (as defined in the Current Plan), Farmer Mac will pay, during the 12 months following termination, the difference between the Participant’s base salary and the amount of disability insurance payments received by the Participant under Farmer Mac’s long-term disability policy if and to the extent that those Farmer Mac payments will not cause a reduction in or offset of the policy payments. If a Participant dies after the start of those payments, the balance will be payable in accordance with the beneficiary designation provisions of the Current Plan. Under the terms of a separately executed Participation Agreement (the “Participation Agreement”), upon termination of a Participant’s employment for any reason under the Current Plan, Participants have agreed (i) not to compete with Farmer Mac, other than with Farmer Mac’s written permission, for a period of one year; (ii) not to solicit any of Farmer Mac’s “members of management” (as defined in the Participation Agreement) or employees for two years; (iii) not to dis- close or use Farmer Mac’s “confidential information” (as defined in the Participation Agreement); and (iv) not to disparage or diminish the reputation of Farmer Mac, its products, services, officers, directors, or employees. Participants are not required to mitigate amounts of payments by seeking employment or otherwise, and payments under the Current Plan will not be offset by amounts payable from new employment for services rendered during the 12 months following termination of em- ployment with Farmer Mac. However, the Participant’s eligibility for the continuation of COBRA will immediately cease upon the start of the new employment. Amounts payable to any Participant under the Current Plan are subject to any recoupment or clawback policy as may be implemented and interpreted by Farmer Mac, including those implemented to comply with the Dodd-Frank Act, or any other applicable law and regulation. Potential Payments upon Termination and Change-in-Control Other than Mr. Covington, each of the current named executive offi- cers would have been eligible to receive payments upon a termination without cause or upon a termination without cause due to disability, occurring as of December 31, 2020. None of these individuals would have been eligible to receive any payments upon resignation or retire- ment as of December 31, 2020. The following table shows the total that would be payable to each of Ms. Ramesh and Messrs. Nordholm, Carpenter, and Mullery upon a termination without cause occurring as of December 31, 2020: Name1 Base Salary Non-Equity incentive Compensation Total Bradford T. Nordholm $750,000 $600,000 $1,350,000 Aparna Ramesh $500,000 $200,000 $ 700,000 Zachary N. Carpenter $410,000 $205,000 $ 615,000 Stephen P. Mullery $435,000 $174,000 $ 609,000 1 As of December 31, 2020, each of Ms. Ramesh and Messrs. Nordholm, Carpenter, and Mullery would have also received all base salary accrued and unpaid as of the applicable date of termination and also would have been entitled to continuation of health care coverage under COBRA at Farmer Mac’s expense for 12 months. The following table shows the total that would be payable to each of the current named executive officers upon a termination without cause due to disability occurring as of December 31, 2020: Name1 Base Salary Non-Equity incentive Compensation Total Bradford T. Nordholm $750,000 $0 $750,000 Aparna Ramesh $500,000 $0 $500,000 Zachary N. Carpenter $410,000 $0 $410,000 Stephen P. Mullery $435,000 $0 $435,000 1 In the event of a termination without cause due to a disability, Farmer Mac would pay each of Ms. Ramesh and Messrs. Carpenter and Mullery the difference between her or his current base salary and the amount of disability insurance payments received by her or him under Farmer Mac’s long-term disability policy during the 12 months following termination. If Mr. Nordholm is not eligible for, or is otherwise not covered by, disability insurance, upon execution of a separation agree- ment, Farmer Mac would continue to pay Mr. Nordholm’s then-current base salary during the 12 months following termination. None of the named executive officers are eligible to receive additional payments upon a change-in-control of Farmer Mac. EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 53 Equity Compensation Plans The following table provides information relating to compensation plans under which equity securities are authorized to be issued as of December 31, 2020: Plan category Number of securities to be issued upon exercise of outstanding options or SARs or vesting of RSUs Weighted average exercise price of outstanding options and SARs (per share) Number of securities remaining available for future issuance under equity compensation plans Equity compensation plans not approved by stockholders — — — Equity compensation plans approved by stockholders 200,373 $57.16 1,227,851 As of December 31, 2020, SARs covering 487,140 shares (net of canceled shares, shares retained by Farmer Mac to satisfy withholding obligations, and shares disposed to Farmer Mac upon exercise) and 785,009 shares related to the vesting of RSUs (net of canceled shares) had been granted under the Amended and Restated 2008 Omnibus Incentive Plan, leaving 1,227,851 shares of Class C Non-Voting Common Stock available for future issuance of grants under the plan as of that date. SARs granted under the Amended and Restated 2008 Omnibus Incentive Plan during 2020 have a weighted average exercise price of $74.80 per share. EXECUTiVE COMPENSATiON GOVERNANCE

PAGE 54 The Board has adopted a written Related Person Transactions Approval Policy that is administered by the Corporate Governance Committee. This policy applies to any transaction or series of transactions in which Farmer Mac or any of its subsidiaries is a participant, the amount involved exceeds $120,000, and a “related person” has a direct or indirect material interest. The policy requires each director, director nominee, or executive officer involved in such a transaction to notify the General Counsel of each such transaction. Farmer Mac reviews all relationships and transactions in which Farmer Mac and its directors, director nominees, and executive officers or their immediate family members are participants to determine whether those persons have a direct or indirect material interest. Farmer Mac’s legal staff is primar- ily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers regarding related person transactions. Under the policy, the General Counsel will determine whether a transaction meets the re- quirements of a “related person transaction” requiring review by the Corporate Governance Committee. Transactions that fall within this definition will be referred to the Corporate Governance Committee for approval, ratification, or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve the transaction and will approve only those transactions that are in, or not inconsistent with, the best interests of Farmer Mac and its stockholders. If Farmer Mac becomes aware of an existing related person transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance Committee, which will then evaluate all options available, including ratification, revision, or termination of the transac- tion. A related person transaction entered into without the Corporate Governance Committee’s pre-approval will not violate this policy, or be invalid or unenforceable, so long as the transaction is brought to the Corporate Governance Committee as promptly as reasonably practical after it is entered into. Transactions that are determined to be directly or indirectly material to Farmer Mac or a related person are disclosed in Farmer Mac’s Proxy Statement as required by SEC rules. From time to time, Farmer Mac purchases or commits to purchase qualified loans, USDA-guaranteed portions, or AgVantage® securities from, or enters into other business relationships with, institutions that own 5% or more of a class of Farmer Mac’s Voting Common Stock or that have an employee, officer, or director who is also a mem- ber of Farmer Mac’s Board. These transactions are conducted in the ordinary course of business, with terms and conditions comparable to those applicable to entities unaffiliated with Farmer Mac. To the extent these transactions involve indebtedness issued by the related per- son, those transactions were made on substantially the same terms as those prevailing at the time for comparable loans with persons not related to Farmer Mac and did not involve more than the normal risk of collectability or present other unfavorable features. Although Farmer Mac entered into transactions with related persons in 2020, it was determined that none of those transactions resulted in a related person having a direct or indirect material interest that would require disclosure as a “related person transaction” under SEC rules. For more information about transactions between Farmer Mac and related per- sons, see “Management’s Discussion and Analysis of Financial Condi- tion and Results of Operations—Results of Operations—Related Party Transactions” and Note 3 in Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2020. CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS REVIEW OF RELATED PERSON TRANSACTIONS TRANSACTIONS WITH RELATED PERSONS IN 2020 CERTAiN RELATiONSHiPS AND RELATED PERSON TRANSACTiONS

PAGE 55 The following report of the Audit Committee shall not be deemed to be “soliciting material,” or to be “filed” with the SEC, and will not be deemed to be incorporated by reference into any filing by Farmer Mac under the Securities Act or the Exchange Act, except to the extent that Farmer Mac specifically requests that the information be treated as soliciting material or specifically incorporates the report by reference into a document. The Audit Committee reviewed and recommended approval of a re- vised Audit Committee Charter, which was approved by the full Board on November 12, 2020. The complete text of the charter, which re- flects standards set forth in SEC regulations and NYSE listing require- ments, is available on Farmer Mac’s website, www.farmermac.com, in the “Corporate Governance” portion of the “Investors” section. A print copy of the Audit Committee Charter is available free of charge upon written request to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. The Audit Committee and the Board review and approve changes to the Audit Committee Charter annually. In March 2021, the Board determined that: (1) all of the directors who serve on the Audit Committee are “independent,” as defined in Farmer Mac’s Corporate Governance Guidelines, and under the heightened independence requirements set forth under applicable SEC and NYSE rules for directors serving on the Audit Committee; and (2) James Engebretsen is an “audit committee financial expert,” as defined in SEC rules. Mr. Engebretsen is not an auditor or accountant for Farmer Mac, does not perform field work, and is not an employee of Farmer Mac. In accordance with the SEC’s safe harbor relating to audit com- mittee financial experts, a person designated or identified as an audit committee financial expert will not be deemed to be an “expert” for purposes of the federal securities laws. Also, the designation or iden- tification as an audit committee financial expert does not impose on a director any duties, obligations, or liabilities that are greater than those imposed on that director as a member of the Audit Committee and Board in the absence of that designation or identification, and does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or Board. REPORT OF THE AUDIT COMMITTEE REPORT OF THE AUDiT COMMiTTEE

PAGE 56 Audit Committee Report for the Year Ended December 31, 2020 To Our Stockholders: Management is primarily responsible for establishing and maintaining the financial public reporting process, including the system of internal accounting controls, and for the preparation of Farmer Mac’s consol- idated financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee, on behalf of the Board, monitors Farmer Mac’s financial reporting pro- cesses and systems of internal accounting control, the independence and performance of the independent auditor, and the performance of the internal audit function. Farmer Mac’s independent auditor is responsible for auditing those consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and on management’s assessment of the effec- tiveness of Farmer Mac’s internal control over financial reporting. The independent auditor will also express its own opinion on the effective- ness of Farmer Mac’s internal control over financial reporting. Management has represented to the Audit Committee that Farmer Mac’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the Unit- ed States. The Audit Committee reviewed and discussed Farmer Mac’s audited consolidated financial statements with both management and Farmer Mac’s independent auditor before their issuance. The Audit Committee has discussed with the independent auditor its evaluation of the accounting principles, practices, and judgments applied by man- agement, and the Audit Committee has discussed any items required to be communicated to it by the independent auditor under rules and regulations promulgated by the Securities and Exchange Commission and the Public Company Accounting Oversight Board (PCAOB) and the standards established by the American Institute of Certified Public Accountants, including matters required to be discussed under PCAOB Auditing Standard No. 1301 (Communication With Audit Committees). As to Farmer Mac’s independent auditor, the Audit Committee, among other things, received from PricewaterhouseCoopers LLP the written disclosures as required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and discussed with them their independence from Farmer Mac and its management. The Audit Committee has reviewed and pre-approved the audit fees of the inde- pendent auditor. It also has approved non-audit services and reviewed fees for services to assure compliance with applicable provisions of the Exchange Act and applicable rules and regulations to assure compli- ance with the auditor independence requirements that prohibit inde- pendent auditors from performing specified services that might impair their independence, as well as compliance with Farmer Mac’s and the Audit Committee’s policies. The Audit Committee discussed with Farmer Mac’s independent audi- tor the overall scope of and plans for its audit. Finally, the Audit Com- mittee continued to monitor the scope and adequacy of Farmer Mac’s internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate. In reliance upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of Farmer Mac’s audited consolidated financial statements in Farmer Mac’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Com- mission, as filed on February 25, 2021. Audit Committee Dennis L. Brack, Chair Everett M. Dobrinski James R. Engebretsen Amy H. Gales Eric T. McKissack Robert G. Sexton Charles A. Stones REPORT OF THE AUDiT COMMiTTEE

PAGE 57 AUDIT MATTERS Farmer Mac incurred an aggregate of $1,702,000 in fees for 2020 and $1,822,000 in fees for 2019 for professional services rendered by PricewaterhouseCoopers LLP for the audit of Farmer Mac’s 2020 and 2019 annual financial statements included in Farmer Mac’s an- nual reports on Form 10-K, the audit of management’s assessment of the effectiveness of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, and the review of the financial statements included in Farmer Mac’s quarterly reports on Form 10-Q during 2020 and 2019. Farmer Mac did not incur any fees for out-of-pocket expenses billed by PricewaterhouseCoopers LLP for 2020 or 2019 in connection with providing these services. Under the Audit Committee Charter and the Audit Committee’s pre-approval policy and consistent with SEC policies on auditor independence, the Audit Committee considers and pre-approves, as appropriate, all auditing and permissible non-auditing services pro- vided by Farmer Mac’s independent auditor before the engagement of the independent auditor for those services. The Audit Committee handled the audit fee negotiations associated with the retention of PricewaterhouseCoopers LLP as Farmer Mac’s independent auditor for 2021. The Audit Committee has delegated the authority to grant pre-approvals to the chair of the Audit Committee if pre-approval is necessary for business purposes and the convening of a meeting of the Audit Committee is not practicable. The chair’s decisions to grant any pre-approval must be presented to the full Audit Committee at its scheduled meetings. All of the services provided by Pricewater- houseCoopers LLP in 2020 and 2019 were pre-approved by the Audit Committee or the chair of the Audit Committee, in accordance with the Audit Committee’s pre-approval policy. Farmer Mac incurred an aggregate of $2,800 in fees for both 2020 and 2019 for use of PricewaterhouseCoopers LLP’s research and an- alytics tools. AUDIT FEES ALL OTHER FEES AUDIT COMMITTEE PRE-APPROVAL POLICIES AUDIT-RELATED FEES TAX FEES Farmer Mac incurred an aggregate of $120,000 in fees for 2020 and $190,000 in fees for 2019 for the services rendered by PricewaterhouseCoopers LLP, including the issuance of comfort letters and consultations on various accounting matters and other technical issues for assurance, that were reasonably related to the performance of the audit of Farmer Mac’s annual financial statements and the review of the financial statements included in Farmer Mac’s quarterly reports on Form 10-Q and not reported in “—Audit Fees” above. Farmer Mac incurred an aggregate of $115,000 in fees for both 2020 and 2019, respectively for professional services for tax compliance, tax advice, and tax planning rendered by PricewaterhouseCoopers LLP in tax years 2020 and 2019. AUDiT MATTERS

PAGE 58 The By-Laws of Farmer Mac provide that the Audit Committee shall select Farmer Mac’s independent auditor “annually in advance of the Annual Meeting of Stockholders and [that selection] shall be submit- ted for ratification or rejection at such meeting.” The Audit Committee reviews the scope and results of the audits, the accounting principles being applied, and the effectiveness of internal controls. The Audit Committee also ensures that management fulfills its responsibilities in the preparation of Farmer Mac’s financial statements. PricewaterhouseCoopers LLP has served as Farmer Mac’s indepen- dent auditor since March 2010. In determining whether to reappoint PricewaterhouseCoopers LLP as Farmer Mac’s independent auditor for 2021, the Audit Committee considered many factors, including: Ÿ   the professional qualifications of PricewaterhouseCoopers LLP and the lead engagement partner, including their technical expertise and industry knowledge; Ÿ   PricewaterhouseCoopers LLP’s independence from Farmer Mac and its processes for maintaining its independence; Ÿ   PricewaterhouseCoopers LLP’s depth of understanding of Farmer Mac’s business, accounting policies and practices, and internal control over financial reporting; Ÿ   the quality of the Audit Committee’s ongoing discussions with Price- waterhouseCoopers LLP and its evaluation of PricewaterhouseCoopers LLP’s prior performance; Ÿ   PricewaterhouseCoopers LLP’s tenure and the impact on Farmer Mac of changing auditors; and Ÿ   an evaluation of the lead audit partner, who the Audit Committee ensures is rotated at least every five years in accordance with SEC rules and PricewaterhouseCoopers LLP’s policies. Based on these factors and in accordance with the By-Laws, the Audit Committee has unanimously selected and recommended to the stock- holders PricewaterhouseCoopers LLP as Farmer Mac’s independent auditor for the fiscal year ending December 31, 2021. This proposal is presented to the stockholders for approval as provided in the By-Laws and in conformity with the current practice of seek- ing stockholder approval of the selection of the independent auditor. The ratification of the appointment of PricewaterhouseCoopers LLP as Farmer Mac’s independent auditor requires the affirmative vote of a majority of the votes cast by the holders of shares of Farmer Mac’s Voting Common Stock entitled to vote and represented in person or by proxy at the Meeting. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to an- swer appropriate questions from stockholders present at the Meeting. The Board of Directors recommends a vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as inde- pendent auditor for Farmer Mac for 2021. Proxies solicited by the Board will be so voted unless holders of Farmer Mac’s Voting Common Stock specify to the contrary on their proxies, or unless authority to vote is withheld. PROPOSAL 2: SELECTION OF INDEPENDENT AUDITOR PROPOSAL 2: SELECTiON OF iNDEPENDENT AUDiTOR

PAGE 59 In accordance with SEC rules adopted under the Dodd-Frank Act, Farmer Mac is seeking from its voting stockholders an advisory vote to approve the compensation of Farmer Mac’s named executive officers as described in this Proxy Statement, including the Compensation Dis- cussion and Analysis, the related tabular disclosures, and the accom- panying narrative disclosures. The Dodd-Frank Act requires Farmer Mac to hold an advisory vote to approve the compensation of Farmer Mac’s named executive officers at least once every three years. Consistent with the vote of its stock- holders at the 2017 Annual Meeting of Stockholders, Farmer Mac is presenting this non-binding vote to its stockholders on an annual basis. Farmer Mac’s executive compensation program is designed to attract, motivate, and retain highly qualified executive officers who are able to achieve corporate objectives, fulfill Farmer Mac’s public policy mis- sion, and enhance stockholder value. The Compensation Committee believes that Farmer Mac’s executive compensation program reflects a strong pay-for-performance philosophy that is consistent with the risk tolerance of Farmer Mac and reflects the long-term interests of stock- holders. The Compensation Discussion and Analysis section beginning on page 30 provides a more detailed discussion of Farmer Mac’s ex- ecutive compensation philosophy and program. The Compensation Committee believes that Farmer Mac’s executive compensation program has been effective at attracting and retaining a high-performing executive team that is appropriately motivated to achieve the strategic, financial, and operational goals established by the Board. Voting stockholders are being asked to vote on the following resolu- tion: RESOLVED, that the voting stockholders of the Federal Agricul- tural Mortgage Corporation approve, on an advisory basis, the compensation of Farmer Mac’s named executive officers, as described in this Proxy Statement pursuant to the compensa- tion disclosure rules of the SEC, including the Compensation Discussion and Analysis, the related tabular disclosures, and the accompanying narrative disclosures. This advisory vote to approve the compensation of Farmer Mac’s named executive officers is not binding. The outcome of the vote on this proposal by stockholders will not require Farmer Mac’s Board or the Compensation Committee to take any action on Farmer Mac’s ex- ecutive compensation practices. However, the Board values the opin- ions of Farmer Mac’s stockholders as expressed through their votes and communications and will consider the result of the vote when determining future executive compensation arrangements. Adoption of this non-binding resolution will require the affirmative vote of a majority of the votes cast by the holders of shares of Farmer Mac’s Voting Common Stock entitled to vote and represented in person or by proxy at the Meeting. The Board of Directors recommends a vote FOR adoption of the resolution approving, on an advisory basis, the compensation of Farmer Mac’s named executive officers, as described in this Proxy Statement, including the Compensation Discussion and Analysis, the related tabular disclosures, and the accompanying narrative disclosures. Proxies solicited by the Board will be so voted unless holders of Farmer Mac’s Voting Common Stock specify to the contrary on their proxies, or unless authority to vote is withheld. PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF FARMER MAC’S NAMED EXECUTIVE OFFICERS PROPOSAL 3: ADViSORY VOTE TO APPROVE THE COMPENSATiON OF FARMER MAC’S NAMED EXECUTiVE OFFiCERS

PAGE 60 Farmer Mac will pay the cost of the Meeting and the costs of soliciting proxies, including the cost of mailing the proxy materials. Farmer Mac has retained Georgeson LLC to act as Farmer Mac’s proxy solicitation firm for a fee of $6,000 plus expenses. Besides solicitation by mail, employees of Georgeson LLC may solicit proxies by telephone, electronic mail, or personal interview. Brokerage houses, nominees, fiduciaries, and other custodians will be requested to forward solicitation material to the beneficial owners of shares of Voting Common Stock held of record by them, and Farmer Mac will reimburse them for their reasonable expenses. SOLICITATION OF PROXIES SOLiCiTATiON OF PROXiES

PAGE 61 In addition to the scheduled items of business set forth in this Proxy Statement, the enclosed proxy confers on the Proxy Committee dis- cretionary authority to vote the shares represented thereby in accor- dance with its members’ best judgment on all other matters that may be brought before the Meeting or any adjournment or postponement thereof and matters incident to the Meeting. The Board does not know of any other matter that may properly be presented for action at the Meeting. If any other matters not known at the time this Proxy State- ment was printed are properly brought before the Meeting or any ad- journment or postponement of the Meeting, the Proxy Committee in- tends to vote proxies in accordance with its members’ best judgment. Upon written request, Farmer Mac will furnish, without charge, to each person whose proxy is being solicited a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC, which includes financial statements. Written requests should be directed to Farmer Mac’s Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. A copy of Farmer Mac’s most recent Form 10-K is also avail- able on its website (www.farmermac.com) in the “Financial in- formation” portion of the “investors” section. Please note that all references to www.farmermac.com and www.sec.gov in this Proxy Statement are inactive textual references only and that the information contained on these websites is not incorporated by reference into this Proxy Statement. The giving of your proxy will not affect your right to vote your shares personally if you attend the Meeting. In any event, it is important that you complete, sign, and return the enclosed proxy card promptly to ensure that your shares are voted. By order of the Board of Directors, April 7, 2021 Washington, D.C. Stephen P. Mullery Secretary OTHER MATTERS OTHER MATTERS

FEDERAL AGRICULTURAL MORTGAGE CORPORATION Signature___________________________________ Signature, if held jointly______________________________________ Date_____________, 2021. Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Please mark your votes like this X YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2021 Annual Meeting of Stockholders May 13, 2021 8:00 a.m. local time This Proxy is Solicited on Behalf of the Board of Directors Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided CONTROL NUMBER PROXY — CLASS A  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  *INSTRUCTIONS TO CUMULATE YOUR VOTE: To cumulate your vote for one or more of the listed nominees, write the manner in which such votes shall be cumulated by indicating the allocation by percentage or number of votes in the space to the right of the nominee name(s). The cumulative number of votes you have is 5 times the number of shares of Class A Voting Common Stock you owned on March 10, 2021. All of your votes may be cast for a single nominee or may be distributed among any number of nominees. If you are cumulating your vote, do not mark the circle to the left of the name of the nominee(s) for whom you are voting. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. The Board of Directors recommends a vote “FOR” proposal 2. 2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for Farmer Mac for the fiscal year ending December 31, 2021. FOR AGAINST ABSTAIN The Board of Directors recommends a vote “FOR” proposal 3. 3. Proposal to approve, on an advisory basis, the compensation of Farmer Mac’s named executive officers disclosed in the Proxy Statement. FOR AGAINST ABSTAIN 1. Election of Directors The Board of Directors recommends a vote “FOR ALL NOMINEES.” NOMINEES: m (01) Dennis L. Brack m (02) James R. Engebretsen m (03) Mitchell A. Johnson m (04) Eric T. McKissack m (05) Todd P. Ware FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: l If you do withhold authority to vote for any nominee(s), your votes will be allocated equally among the remaining nominees unless you specify a different allocation in the space above. *TO CUMULATE YOUR VOTE, SEE INSTRUCTION AT RIGHT. _____________________________________________ _____________________________________________ _____________________________________________

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  FEDERAL AGRICULTURAL MORTGAGE CORPORATION PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 13, 2021 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CLASS A VOTING COMMON STOCK FEDERAL AGRICULTURAL MORTGAGE CORPORATION ANNUAL MEETING OF STOCKHOLDERS 8:00 a.m. on May 13, 2021 The Town Hall 1999 K Street, N.W., First Floor Washington D.C. 20006 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2020 Annual Report are available at www.farmermac.com/investors/financial-information/ The undersigned hereby appoints Aparna Ramesh, Stephen P. Mullery, and Bradford T. Nordholm, and any of them, as Proxies for the undersigned and to vote all of the shares of Class A Voting Common Stock of the FEDERAL AGRICULTURAL MORTGAGE CORPORATION (“Farmer Mac”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Farmer Mac to be held at 8:00 a.m. on May 13, 2021 at the Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006, and at any adjournment or postponement thereof. The Board of Directors recommends a vote FOR the election of all nominees, FOR proposal 2, and FOR proposal 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSAL 2, AND FOR PROPOSAL 3. PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued and to be marked, dated and signed on the other side)

FEDERAL AGRICULTURAL MORTGAGE CORPORATION Signature___________________________________ Signature, if held jointly______________________________________ Date_____________, 2021. Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Please mark your votes like this X YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2021 Annual Meeting of Stockholders May 13, 2021 8:00 a.m. local time This Proxy is Solicited on Behalf of the Board of Directors Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided CONTROL NUMBER PROXY — CLASS B  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  *INSTRUCTIONS TO CUMULATE YOUR VOTE: To cumulate your vote for one or more of the listed nominees, write the manner in which such votes shall be cumulated by indicating the allocation by percentage or number of votes in the space to the right of the nominee name(s). The cumulative number of votes you have is 5 times the number of shares of Class B Voting Common Stock you owned on March 10, 2021. All of your votes may be cast for a single nominee or may be distributed among any number of nominees. If you are cumulating your vote, do not mark the circle to the left of the name of the nominee(s) for whom you are voting. The Board of Directors recommends a vote “FOR” proposal 2. 2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for Farmer Mac for the fiscal year ending December 31, 2021. FOR AGAINST ABSTAIN The Board of Directors recommends a vote “FOR” proposal 3. 3. Proposal to approve, on an advisory basis, the compensation of Farmer Mac’s named executive officers disclosed in the Proxy Statement. FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors The Board of Directors recommends a vote “FOR ALL NOMINEES.” NOMINEES: m (01) Richard H. Davidson m (02) Everett M. Dobrinski m (03) Amy H. Gales m (04) Robert G. Sexton m (05) Roy H. Tiarks FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: l If you do withhold authority to vote for any nominee(s), your votes will be allocated equally among the remaining nominees unless you specify a different allocation in the space above. *TO CUMULATE YOUR VOTE, SEE INSTRUCTION AT RIGHT. _____________________________________________ _____________________________________________ _____________________________________________

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  FEDERAL AGRICULTURAL MORTGAGE CORPORATION PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 13, 2021 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CLASS B VOTING COMMON STOCK FEDERAL AGRICULTURAL MORTGAGE CORPORATION ANNUAL MEETING OF STOCKHOLDERS 8:00 a.m. on May 13, 2021 The Town Hall 1999 K Street, N.W., First Floor Washington D.C. 20006 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2020 Annual Report are available at www.farmermac.com/investors/financial-information/ The undersigned hereby appoints Aparna Ramesh, Stephen P. Mullery, and Bradford T. Nordholm, and any of them, as Proxies for the undersigned and to vote all of the shares of Class B Voting Common Stock of the FEDERAL AGRICULTURAL MORTGAGE CORPORATION (“Farmer Mac”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Farmer Mac to be held at 8:00 a.m. on May 13, 2021 at the Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006, and at any adjournment or postponement thereof. The Board of Directors recommends a vote FOR the election of all nominees, FOR proposal 2, and FOR proposal 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSAL 2, AND FOR PROPOSAL 3. PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued and to be marked, dated and signed on the other side)